EXECUTION VERSION AMENDMENT NO. 2 TO CREDIT AGREEMENT THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Agreement”), dated as of May 25, 2023, is entered into by JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”). RECITALS WHEREAS, the Administrative Agent, WARNERMEDIA HOLDINGS, INC., the Guarantors party thereto and the lenders from time to time party thereto (the “Lenders”) are party to the Credit Agreement, dated as of June 4, 2021 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of August 2, 2022, and as further amended, modified, extended, restated, replaced, or supplemented from time to time prior to the date hereof, the “Credit Agreement”); and WHEREAS, certain loans, commitments and/or other extensions of credit (the “Loans”) under the Credit Agreement denominated in Dollars (the “Affected Currency”) incur or are permitted to incur interest, fees or other amounts based on the London Interbank Offered Rate as administered by the ICE Benchmark Administration (“LIBOR”) in accordance with the terms of the Credit Agreement; WHEREAS, a Benchmark Transition Event has occurred with respect to the Affected Currency and pursuant to Section 2.14(b) of the Credit Agreement, LIBOR for the Affected Currency has been replaced with the applicable Benchmark Replacement for all purposes under the Credit Agreement and any Loan Document; WHEREAS, pursuant to Section 2.14(d) of the Credit Agreement, the Administrative Agent has determined in accordance with the Credit Agreement that certain Benchmark Replacement Conforming Changes are necessary or advisable and such changes shall become effective without any further consent of any other party to the Credit Agreement or any other Loan Document. NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement, as amended by this Agreement. 2. Agreement. The Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double- underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages attached as Exhibit A hereto. 3. Conditions Precedent. This Agreement shall become effective on June 30, 2023 (the “Amendment Effective Date”) so long as, on or prior to such date, the Administrative Agent has executed a counterpart hereto. 4. Reaffirmation; Reference to and Effect on the Loan Documents. (a) From and after the Amendment Effective Date, each reference in the Credit Agreement to “hereunder,” “hereof,” “this Agreement” or words of like import and each reference in the other Loan Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import shall,

2 unless the context otherwise requires, mean and be a reference to the Credit Agreement as amended by this Agreement. This Agreement is a Loan Document. (b) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. (c) In the event of any conflict between the terms of this Agreement and the terms of the Credit Agreement or the other Loan Documents, the terms hereof shall control. 5. Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial, Etc. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, and shall be further subject to the provisions of Sections 11.14 and 11.15 of the Credit Agreement. 6. Amendments; Headings; Severability. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Administrative Agent. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting this Agreement. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. 7. Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. 8. Notices. All notices hereunder shall be given in accordance with the provisions of Section 11.02 of the Credit Agreement. [remainder of page intentionally left blank]

[Signature Page to Amendment No. 2 to Credit Agreement] The Administrative Agent has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written. ADMINISTRATIVE AGENT: JPMORGAN CHASE BANK, N.A., as Administrative Agent By: Name: Ryan Zimmerman Title: Executive Director

Exhibit A (Attached hereto)

CONFORMED COPY Reflecting changes of Amendment No. 1 to Credit Agreement, dated as of August 2, 2022 Exhibit A This Conformed Copy has been prepared solely for convenience of reference and is not a legal document. Reference should be made to the Credit Agreement as originally executed and Amendment No. 1 to Credit Agreement, dated as of August 2, 2022, as it is those documents, and not this Confirmed Copy, that set forth the rights and obligations of the parties thereto with respect to the Credit Agreement. 1006836498v2 CREDIT AGREEMENT Dated as of June 4, 2021 (as amended by Amendment No. 1 to Credit Agreement, dated as of August 2, 2022 and as further amended by Amendment No. 2 to Credit Agreement, dated as of May 25, 2023) among MAGALLANES, INC., as Borrower, the Lenders party hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent GOLDMAN SACHS BANK USA as Syndication Agent, and BANK OF AMERICA, N.A., BARCLAYS BANK PLC, BNP PARIBAS, CITIBANK, N.A., CREDIT SUISSE LOAN FUNDING LLC, DEUTSCHE BANK AG NEW YORK BRANCH, MIZUHO BANK, LTD., ROYAL BANK OF CANADA, BANCO SANTANDER, S.A., NEW YORK BRANCH, COMMERZBANK AG, NEW YORK BRANCH, MUFG BANK, LTD., THE BANK OF NOVA SCOTIA, THE TORONTO-DOMINION BANK, NEW YORK BRANCH, TRUIST BANK, and WELLS FARGO BANK, NATIONAL ASSOCIATION as Co-Documentation Agents and JPMORGAN CHASE BANK, N.A., GOLDMAN SACHS BANK USA, BOFA SECURITIES, INC., BARCLAYS BANK PLC, BNP PARIBAS, CITIBANK, N.A., CREDIT SUISSE LOAN FUNDING LLC, DEUTSCHE BANK SECURITIES INC., MIZUHO SECURITIES USA LLC and RBC CAPITAL MARKETS1, as Joint Lead Arrangers and Joint Bookrunners 1 RBC Capital Markets is a brand name for the capital markets business of Royal Bank of Canada and its affiliates.

TABLE OF CONTENTS Page -i- 1006836498v2 ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS 1.01 Defined Terms 2 1.02 Other Interpretive Provisions 3433 1.03 Accounting Terms 3534 1.04 Rounding 36 1.05 [Reserved] 3736 1.06 Interest Rates; LIBORBenchmark Notification 3736 1.07 [Reserved] 3736 1.08 Times of Day 3736 ARTICLE II. THE COMMITMENTS AND LOANS 2.01 Committed Loans. 3836 2.02 Borrowings, Conversions and Continuations of Committed Loans. 3837 2.03 [Reserved] 3938 2.04 [Reserved] 3938 2.05 Prepayments 3938 2.06 Termination or Reduction of Commitments. 4039 2.07 Repayment of Loans 4140 2.08 Interest 4140 2.09 Fees. 4140 2.10 Computation of Interest and Fees 4241 2.11 Evidence of Debt 4241 2.12 Payments Generally; Administrative Agent’s Clawback 4342 2.13 Sharing of Payments by Lenders 4443 2.14 Alternate Rate of Interest 4544 2.15 [Reserved]. 4746 2.16 [Reserved]. 4746 2.17 Defaulting Lenders. 4746 ARTICLE III. TAXES, YIELD PROTECTION AND ILLEGALITY 3.01 Taxes. 4847 3.02 Illegality 5352 3.03 [Reserved]. 5352 3.04 Increased Costs; Reserves on Eurocurrency Rate Loans. 5352 3.05 Compensation for Losses 5553 3.06 Mitigation Obligations; Replacement of Lenders. 5554 3.07 Survival 5654 ARTICLE IV. CONDITIONS PRECEDENT TO LOANS 4.01 Conditions of Effectiveness 5654

TABLE OF CONTENTS (continued) Page -ii- 1006836498v2 4.02 Conditions to Closing Date 5755 ARTICLE V. REPRESENTATIONS AND WARRANTIES 5.01 Existence, Qualification and Power 5957 5.02 Authorization; No Contravention 5957 5.03 Governmental Authorization; Other Consents 5958 5.04 Binding Effect 5958 5.05 [Reserved]. 5958 5.06 Litigation 5958 5.07 No Default 6058 5.08 Ownership of Property; Liens 6058 5.09 Environmental Compliance 6058 5.10 Insurance 6058 5.11 Taxes 6059 5.12 ERISA Compliance. 6059 5.13 Subsidiaries; Joint Ventures 6160 5.14 Margin Regulations; Investment Company Act. 6160 5.15 Disclosure 6260 5.16 Compliance with Laws 6260 5.17 Taxpayer Identification Number; Other Identifying Information 6261 5.18 Intellectual Property; Licenses, Etc 6261 5.19 Sanctions Restrictions 6261 5.20 Use of Proceeds. 6361 5.21 Anti-Corruption Laws 6361 5.22 Affected Financial Institutions 6361 5.23 Covered Entities 6361 ARTICLE VI. AFFIRMATIVE COVENANTS 6.01 Financial Statements 6361 6.02 Certificates; Other Information 6462 6.03 Notices 6665 6.04 Payment of Obligations 6765 6.05 Preservation of Existence, Etc 6765 6.06 Maintenance of Properties 6766 6.07 Maintenance of Insurance 6766 6.08 Compliance with Laws 6766 6.09 Books and Records 6866 6.10 Inspection Rights 6866 6.11 Use of Proceeds 6867 6.12 Approvals and Authorizations 6867 6.13 Sanctions 6867 6.14 Anti-Corruption Laws 6867 6.15 Joinder of Discovery, DCL and Scripps to this Agreement 6867

TABLE OF CONTENTS (continued) Page -iii- 1006836498v2 6.16 Additional Guarantors 6967 ARTICLE VII. NEGATIVE COVENANTS 7.01 Liens 6967 7.02 Investments 7270 7.03 Indebtedness 7371 7.04 Fundamental Changes 7674 7.05 Dispositions 7674 7.06 Restricted Payments 7775 7.07 Change in Nature of Business 7876 7.08 Transactions with Affiliates 7876 7.09 Burdensome Agreements 7977 7.10 Use of Proceeds 8078 7.11 Financial Covenants. 8078 7.12 Sanctions Restrictions 8179 7.13 Anti-Corruption Laws 8179 ARTICLE VIII. EVENTS OF DEFAULT AND REMEDIES 8.01 Events of Default 8179 8.02 Remedies Upon Event of Default 8381 8.03 Application of Funds 8482 8.04 Certain Funds Provisions 8482 ARTICLE IX. ADMINISTRATIVE AGENT 9.01 Appointment and Authority 8583 9.02 Rights as a Lender 8583 9.03 Exculpatory Provisions 8583 9.04 Reliance by Administrative Agent 8684 9.05 Delegation of Duties 8684 9.06 Resignation of Administrative Agent 8784 9.07 Non-Reliance on Administrative Agent and Other Lenders 8785 9.08 No Other Duties, Etc 8885 9.09 Administrative Agent May File Proofs of Claim 8886 9.10 Collateral and Guaranty Matters 8886 9.11 Certain ERISA Matters. 8987 9.12 Acknowledgements of Lenders 9088 ARTICLE X. CONTINUING GUARANTY 10.01 Guaranty 9189 10.02 Rights of Lenders 9290

TABLE OF CONTENTS (continued) Page -iv- 1006836498v2 10.03 Certain Waivers 9290 10.04 Obligations Independent; Limitation on Guarantees. 9390 10.05 Subrogation 9391 10.06 Termination; Reinstatement 9391 10.07 Subordination 9491 10.08 Stay of Acceleration 9492 10.09 Condition of the Borrower 9492 ARTICLE XI. MISCELLANEOUS 11.01 Amendments, Etc 9492 11.02 Notices; Effectiveness; Electronic Communication. 9693 11.03 No Waiver; Cumulative Remedies; Enforcement 9795 11.04 Expenses; Indemnity; Limitation of Liability; Damage Waiver. 9896 11.05 Payments Set Aside 10097 11.06 Successors and Assigns. 10098 11.07 Treatment of Certain Information; Confidentiality 104101 11.08 Right of Setoff 105103 11.09 Interest Rate Limitation 105103 11.10 Counterparts; Integration; Effectiveness 106103 11.11 Survival of Representations and Warranties 106104 11.12 Severability 106104 11.13 Replacement of Lenders 106104 11.14 Governing Law; Jurisdiction; Etc. 107105 11.15 Waiver of Jury Trial 109106 11.16 No Advisory or Fiduciary Responsibility 109107 11.17 Electronic Execution of Assignments and Certain Other Documents 110107 11.18 USA PATRIOT Act 110108 11.19 [Reserved]. 111108 11.20 Acknowledgement and Consent to Bail-In of Affected Financial Institutions 111108 11.21 ENTIRE AGREEMENT 111109 11.22 Acknowledgement Regarding Any Supported QFCs 111109

-i- 1006836498v2 SCHEDULES 2.01 Commitments and Applicable Percentages 5.12 Pension Plans 5.13 Subsidiaries; Joint Ventures 7.01 Existing Liens 7.03 Existing Indebtedness 11.02 Administrative Agent’s Office; Certain Addresses for Notices EXHIBITS Form of A Committed Loan Notice C-1 Note (Tranche 1 Loans) C-2 Note (Tranche 2 Loans) D Compliance Certificate E-1 Assignment and Assumption E-2 Administrative Questionnaire G [Reserved] H [Reserved] I [Reserved] K U.S. Tax Compliance Certificates L Solvency Certificate

CREDIT AGREEMENT This CREDIT AGREEMENT (“Agreement”) is entered into as of June 4, 2021, among MAGALLANES, INC., a Delaware corporation (as further defined in Section 1.01, the “Borrower”), each lender from time to time party hereto (as further defined in Section 1.01, collectively, the “Lenders” and individually, a “Lender”), JPMORGAN CHASE BANK, N.A., as Administrative Agent. AT&T Inc. (“AT&T”, and together with its subsidiaries, the “AT&T Business”) intends to (a) separate certain businesses, operations and activities, including the business, operations and activities that constitute the WarnerMedia segment of AT&T as narratively described in the Form 10-K of AT&T for the period ending December 31, 2020 (the “Spinoff Business”) from the AT&T Business (the “Separation”) and (b) following the Separation, combine the Spinoff Business with Discovery, Inc. (“Discovery”, and together with its subsidiaries, the “Discovery Business”, and the Discovery Business, together with the Spinoff Business, the “Combined Businesses”). The foregoing will be consummated on the terms and subject to the conditions set forth in the Separation and Distribution Agreement, dated as of May 17, 2021 (as amended from time to time and including the annexes, exhibits, schedules and all related documents, collectively the “Separation and Distribution Agreement”), by and among AT&T, the Borrower and Discovery and the Agreement and Plan of Merger, dated as of May 17, 2021 (as amended from time to time and including the annexes, exhibits, schedules and all related documents, collectively the “Business Combination Agreement” and, together with the Separation and Distribution Agreement, collectively the “Transaction Agreements”), by and among AT&T, the Borrower, Discovery, a newly formed wholly owned direct or indirect subsidiary of Discovery and the other parties thereto, pursuant to which it is intended that (1) AT&T, to effect the Separation, will contribute or transfer the Spinoff Business to the Borrower, a wholly owned subsidiary of AT&T (the “Contribution”), (2) in connection with the Separation and in partial consideration of the Contribution, the Borrower will issue to AT&T debt securities up to the Additional Amount (as defined in the Separation and Distribution Agreement) pursuant to the terms of the Separation and Distribution Agreement (the “Borrower Securities”) and make a cash payment to AT&T in an aggregate amount of $41,500,000,000 less the principal amount of Borrower Securities issued to AT&T, subject to other adjustments (the cash payment to AT&T, the “Borrower Cash Distribution”), (3) substantially concurrently with or within one Business Day following the Borrower Cash Distribution, AT&T will distribute to the holders of AT&T common stock all of the issued and outstanding shares of the common stock of the Borrower by means of a pro rata distribution and/or an exchange offer (the “Distribution”) and (4) immediately following the Distribution, the Borrower and Discovery will engage in a strategic business combination, following which the Borrower shall become a wholly owned subsidiary of Discovery (the “Combination”, and together with the Separation, Contribution, the issuance (or incurrence) of the Borrower Securities (if any), the Borrower Cash Distribution and the Distribution, collectively the “Combination Transactions”). In connection with the Combination Transactions, the Borrower has requested the Lenders extend credit to enable it to borrow on the Closing Date a principal amount not in excess of $10,000,000,000 (consisting of a $3,000,000,000 18-month tranche 1 term loan and a $7,000,000,000 three-year tranche 2 term loan). The proceeds of borrowings hereunder are to be used to finance a portion of the Borrower Cash Distribution, to pay fees and expenses related to the Transactions and as otherwise permitted by Section 6.11. The Lenders are willing to extend such credit to the Borrower on the terms and subject to the conditions herein set forth. In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows: 1 1006836498v2

ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS 1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below: “Act” has the meaning specified in Section 11.18. “Adjusted Daily Simple SOFR” means an interest rate per annum equal to (a) the Daily Simple SOFR, plus (b) 0.11448%; provided that if Adjusted Daily Simple SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. “Adjusted Term SOFR Rate” means, for any Interest Period, an interest rate per annum equal to (a) the Term SOFR Rate for such Interest Period, plus (b)(x) for Interest Periods of one month, 0.11448%, (y) for Interest Periods of three months, 0.26161% and (z) for Interest Periods of six months, 0.42826% ; provided that if the Adjusted Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. “Administrative Agent” means JPMorgan Chase Bank, N.A., in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent. “Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 11.02, or such other address or account as the Administrative Agent may from time to time notify to the Borrower and the Lenders. “Administrative Questionnaire” means an Administrative Questionnaire in substantially the form of Exhibit E-2 or any other form approved by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agent Parties” has the meaning specified in Section 11.02(c). “Aggregate Commitments” means the Commitments of all the Lenders. As of the Effective Date, the Aggregate Commitments are $10,000,000,000. “Aggregate Tranche 1 Commitments” means the Tranche 1 Commitments of all the Tranche 1 Lenders. As of the Effective Date, the Aggregate Tranche 1 Commitments are $3,000,000,000. “Aggregate Tranche 2 Commitments” means the Tranche 2 Commitments of all the Tranche 2 Lenders. As of the Effective Date, the Aggregate Tranche 2 Commitments are $7,000,000,000. “Agreement” means this Credit Agreement, as amended, restated, waived or otherwise modified from time to time. “Ancillary Document” has the meaning specified in Section 11.17. “Applicable Loan Percentage” means (i) with respect to any Tranche 1 Lender at any time, the percentage (carried out to the ninth decimal place) of the aggregate Outstanding Amount of all Tranche 1 Loans represented by the aggregate Outstanding Amount of such Tranche 1 Lender’s Tranche 1 Loans at 2 1006836498v2 such time, and (ii) with respect to any Tranche 2 Lender at any time, the percentage (carried out to the ninth decimal place) of the aggregate Outstanding Amount of all Tranche 2 Loans represented by the aggregate Outstanding Amount of such Tranche 2 Lender's Tranche 2 Loans at such time.

"Applicable Percentage" means (i) with respect to any Tranche 1 Lender at any time, the percentage (carried out to the ninth decimal place) of the Aggregate Tranche 1 Commitments represented by such Tranche 1 Lender's Tranche 1 Commitment at such time, and (ii) with respect to any Tranche 2 Lender at any time, the percentage (carried out to the ninth decimal place) of the Aggregate Tranche 2 Commitments represented by such Tranche 2 Lender's Tranche 2 Commitment at such time, subject in each case to adjustment as provided in Section 2.17. If the commitment of each Tranche 1 Lender to make Tranche 1 Loans has been terminated pursuant to Section 8.02 or if the Aggregate Tranche 1 Commitments have expired, in each case prior to the funding of the Loans, then the Applicable Percentage of each Tranche 1 Lender shall be determined based on the Applicable Percentage of such Tranche 1 Lender most recently in effect, giving effect to any subsequent assignments; and if the commitment of each Tranche 2 Lender to make Tranche 2 Loans has been terminated pursuant to Section 8.02 or if the Aggregate Tranche 2 Commitments have expired, in each case prior to the funding of the Loans, then the Applicable Percentage of each Tranche 2 Lender shall be determined based on the Applicable Percentage of such Tranche 2 Lender most recently in effect, giving effect to any subsequent assignments. The initial Applicable Percentage of each Tranche 1 Lender is set forth opposite the name of such Tranche 1 Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Tranche 1 Lender becomes a party hereto, as applicable, and the initial Applicable Percentage of each Tranche 2 Lender is set forth opposite the name of such Tranche 2 Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Tranche 2 Lender becomes a party hereto, as applicable.

"Applicable Rate" means, from time to time, the following percentages per annum, based upon the Debt Rating as set forth below:

Applicable Rate for Tranche 1 Commitments and Tranche 1 Loans

Pricing Level	Debt Ratings S&P/Moody's	Ticking Fee	Applicable Margin for ~~Eurocurrency Rate~~Term Benchmark Loans	Applicable Margin for Base Rate Loans
1	A-/A3 or better	7.5 bps	75.0 bps	0.0 bps
2	BBB+/Baa1	10 bps	87.5 bps	0.0 bps
3	BBB/Baa2	12.5 bps	112.5 bps	12.5 bps
4	BBB-/Baa3	17.5 bps	125.0 bps	25.0 bps
5	BB+/Ba1 or worse	27.5 bps	150.0 bps	50.0 bps

Applicable Rate for Tranche 2 Commitments and Tranche 2 Loans

Pricing Level	Debt Ratings S&P/Moody's	Ticking Fee	Applicable Margin for ~~Eurocurrency Rate~~Term Benchmark Loans	Applicable Margin for Base Rate Loans
1	A-/A3 or better	7.5 bps	87.5 bps	0.0 bps
2	BBB+/Baa1	10 bps	100.0 bps	0.0 bps
3	BBB/Baa2	12.5 bps	125.0 bps	25.0 bps

3

~~1006836498v2~~

4 1006836498v2 BBB-/Baa3 5 BB+/Ba1 or worse 17.5 bps 27.5 bps 162.5 bps 137.5 bps 62.5 bps 4 “Debt Rating” means, as of any date of determination, the rating as determined by either S&P or Moody’s (collectively, the “Debt Ratings”) of the Borrower’s non-credit-enhanced, senior unsecured long-term debt; provided that (a) if the respective Debt Ratings issued by the foregoing rating agencies differ by one level, then the Pricing Level for the higher of such Debt Ratings shall apply (with the Debt Rating for Pricing Level 1 being the highest and the Debt Rating for Pricing Level 5 being the lowest); (b) if there is a split in Debt Ratings of more than one level, then the Pricing Level that is one level lower than the Pricing Level of the higher Debt Rating shall apply; (c) if the Borrower has only one Debt Rating, the Pricing Level that is one level lower than that of such Debt Rating shall apply; and (d) upon and after the consummation of the Combination Transactions, if the Borrower does not have any Debt Rating, Pricing Level 5 shall apply; provided that, upon and after consummation of the Combination Transactions, all of the foregoing references to the Borrower in this definition shall be deemed to refer to Discovery. Initially, the Applicable Rate shall be determined based upon Pricing Level 4. Thereafter, each change in the Applicable Rate upon and after the consummation of the Combination Transactions resulting from a publicly announced change in the Debt Rating shall be effective during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next such change. “Applicable Tranche 1 Loan Percentage” means, with respect to any Tranche 1 Lender at any time, such Tranche 1 Lender’s Applicable Loan Percentage at such time. “Applicable Tranche 1 Percentage” means, with respect to any Tranche 1 Lender at any time, such Tranche 1 Lender’s Applicable Percentage at such time. “Applicable Tranche 2 Loan Percentage” means, with respect to any Tranche 2 Lender at any time, such Tranche 2 Lender’s Applicable Loan Percentage at such time. “Applicable Tranche 2 Percentage” means, with respect to any Tranche 2 Lender at any time, such Tranche 2 Lender’s Applicable Percentage at such time. “Appropriate Lender” means, at any time, (a) with respect to any of the Tranche 1 Loans, a Tranche 1 Lender and (b) with respect to any of the Tranche 2 Loans, a Tranche 2 Lender. “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Arranger” means each of JPMorgan Chase Bank, N.A. and Goldman Sachs Bank USA in its capacity as a joint lead arranger and a joint bookrunner. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 11.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit E-1 or any other form (including electronic documentation generated by use of an electronic platform) approved by the Administrative Agent. “Attributable Indebtedness” means, on any date, (a) in respect of any Capital Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as 37.5 bps of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a Capital Lease. “AT&T” has the meaning specified in the recitals hereto. “AT&T Business” has the meaning specified in the recitals hereto. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if the then-current Benchmark is a term rate, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period or (y)for any term rate or otherwise, any payment period forfor determining any frequency of making payments of interest calculated with reference to such Benchmark, as applicable, pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (e) of Section 2.14. “Availability Period” means the period from and including the Effective Date to and including the earliest of (a) the termination of the Business Combination Agreement in accordance with its terms, (b) the Outside Date (as defined in the Business Combination Agreement as in effect on May 17, 2021), (c) the consummation of the Distribution with or without the funding of the Loans (after giving effect to any Loans made) and (d) the date of termination in full of the Aggregate Tranche 1 Commitments and Aggregate Tranche 2 Commitments pursuant to Section 2.06. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Banking Services” means each and any of the following bank services provided to the Borrower or any of its Subsidiaries: (a) credit cards for commercial customers (including, without limitation, commercial credit cards and purchasing cards), (b) stored value cards and (c) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services). “Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the NYFRB Rate plus 1/2 of 1%, (b) the Prime Rate and (c) the LIBOAdjusted Term SOFR Rate for a one month Interest Period onas published two U.S. Government Securities Business Days prior to such day (or if such day is not a U.S. Government Securities Business Day, the immediately preceding U.S. Government Securities Business Day) plus 1.00%1%; provided that for the purpose of this definition, the Adjusted Term SOFR Rate for any day shall be based on the Term SOFR Reference Rate at approximately 5:00 a.m. Chicago time on such day (or any amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR Administrator in the Term SOFR Reference Rate 5 1006836498v2

methodology). Any change in the Base Rate due to a change in the Prime Rate, the NYFRB Rate or the LIBOAdjusted Term SOFR Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the LIBOAdjusted Term SOFR Rate, respectively. If the Base Rate is being used as an alternate rate of interest pursuant to Section 2.14 (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 2.14(b)), then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Base Rate as determined pursuant to the foregoing would be less than 1.00%, such rate shall be deemed to be 1.00% for purposes of this Agreement. “Base Rate Borrowing” means, as to any Borrowing, the Base Rate Loans comprising such Borrowing. “Base Rate Loan” means a Loan that bears interest based on the Base Rate. “Benchmark” means, initially, LIBOthe Term SOFR Rate; provided that if a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and itsand the related Benchmark Replacement Date have occurred with respect to the LIBOTerm SOFR Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (b) or clause (c) of Section 2.14. “Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date: (1) the sum of: (a) Term SOFR and (b) the related Benchmark Replacement Adjustment; (21) the sum of: (a)Adjusted Daily Simple SOFR and (b) the related Benchmark Replacement Adjustment; or (32) the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for Dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment; provided that, in the case of clause (1), such Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion; provided further that, notwithstanding anything to the contrary in this Agreement or in any other Loan Document, upon the occurrence of a Term SOFR Transition Event, and the delivery of a Term SOFR Notice, on the applicable Benchmark Replacement Date the “Benchmark Replacement” shall revert to and shall be deemed to be the sum of (a) Term SOFR and (b) the related Benchmark Replacement Adjustment, as set forth in clause (1) of this definition (subject to the first proviso above). If the Benchmark Replacement as determined pursuant to clause (1), or (2) or (3) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. 6 1006836498v2

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement: , the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by (1) for purposes of clauses (1) and (2) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by the Administrative Agent: (a) the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for the applicable Corresponding Tenor; (b) the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Benchmark for the applicable Corresponding Tenor; and (2) for purposes of clause (3) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by thethe Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities;. provided that, in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by the Administrative Agent in its reasonable discretion. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent reasonably decides (in consultation with the Borrower) may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent reasonably decides (in consultation with the Borrower) is reasonably necessary in connection with the administration of this Agreement and the other 7 1006836498v2

Loan Documents), in each case, to the extent such changes are being made to other syndicated credit agreements with similarly situated borrowers. “Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to thesuch then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if such Benchmark (or component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date;. (3) in the case of a Term SOFR Transition Event, the date that is thirty (30) days after the date a Term SOFR Notice is provided to the Lenders and the Borrower pursuant to Section 2.14(c); or (4) in the case of an Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election, as applicable, is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election, as applicable, is provided to the Lenders, written notice of objection to such Early Opt-in Election, as applicable, from Lenders comprising the Required Lenders. For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to thesuch then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the FRB, 8 1006836498v2 the NYFRB, the CME Term SOFR Administrator, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14 and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14. “Beneficial Ownership Certification” means a certification regarding individual beneficial ownership solely to the extent expressly required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Bonds” means, collectively, the Discovery Bonds and the TW Bonds. “Borrower” has the meaning specified in the introductory paragraph hereto and any successor in interest thereto. “Borrower Cash Distribution” has the meaning specified in the recitals hereto. “Borrower Securities” has the meaning specified in the recitals hereto. “Borrowing” means a Tranche 1 Borrowing or a Tranche 2 Borrowing, as the context may require. 9 1006836498v2

“Bridge Facility” means the $41,500,000,000 senior unsecured bridge credit facility contemplated by that certain Commitment Letter, dated as of May 17, 2021 (the “Commitment Letter”), among JPMorgan Chase Bank, N.A., Goldman Sachs Bank USA, Goldman Sachs Lending Partners LLC, the Borrower and the other banks and financial institutions party thereto. “Business Combination Agreement” has the meaning specified in the recitals hereto. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located and if; provided that, in addition to the foregoing, a Business Day shall be any such day that is only a U.S. Government Securities Business Day (a) in relatesion to RFR Loans and any interest rate settings as to a Eurocurrency Rate Loan, any, fundings, disbursements, settlements andor payments in respect of any such Eurocurrency RateRFR Loan, or any other dealings to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means any such day that is also a London Banking Day.of such RFR Loan and (b) in relation to Loans referencing the Adjusted Term SOFR Rate and any interest rate settings, fundings, disbursements, settlements or payments of any such Loans referencing the Adjusted Term SOFR Rate or any other dealings of such Loans referencing the Adjusted Term SOFR Rate. “Capital Lease” means, subject to Section 1.03(a), an obligation that is required to be classified as, and expenses in respect of which are recognized as for, a capitalized lease for income statement reporting purposes in accordance with GAAP. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Change of Control” means an event by which both: (a) (i) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) other than any Significant Shareholder or any combination of Significant Shareholders becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934), directly or indirectly, of more than 50% of the equity securities of the Borrower or (solely upon and after the consummation of the Combination Transactions) Discovery entitled to vote for members of the board of directors or equivalent governing body of such Loan Party, measured by voting power rather than number of shares; (ii) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of (A) prior to the consummation of the Combination Transactions, 10 1006836498v2

the Borrower and its Subsidiaries, taken as a whole, and (B) solely upon and after the consummation of the Combination Transactions, Discovery and its Subsidiaries, taken as a whole, in each case, to any “person” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934) other than to Discovery, the Borrower or one of their respective Subsidiaries; (iii) solely upon and after the consummation of the Combination Transactions, the consummation of a so-called “going private/Rule 13e-3 Transaction” that results in any of the effects described in paragraph (a)(3)(ii) of Rule 13e-3 under the Securities Exchange Act of 1934 (or any successor provision) with respect to each class of Discovery’s common stock, following which any Significant Shareholder or any combination of Significant Shareholders “beneficially own” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934), directly or indirectly, more than 50% of the outstanding equity securities of Discovery entitled to vote for members of the board of directors or equivalent governing body of Discovery measured by voting power rather than number of shares; or (iv) the adoption of a plan relating to the liquidation, dissolution or winding up of the Borrower or (solely upon and after the consummation of the Combination Transactions) Discovery; and (b) within 60 days after the occurrence of any event described in clauses (a)(i) to (iv), the Loan Parties shall not have procured and delivered to the Administrative Agent a rating of the Borrower’s non-credit enhanced, senior long-term debt from both of S&P and Moody’s of “BBB-” or better by S&P (or its equivalent under any successor rating category of S&P) and a rating of “Baa3” or better by Moody’s (or its equivalent under any successor rating category of Moody’s). Notwithstanding anything to the contrary in the foregoing, the Transactions shall not constitute or give rise to a Change of Control. “Closing Date” means the first date all the conditions precedent in Section 4.02 are satisfied or waived in accordance with Section 11.01. “CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator). “Code” means the Internal Revenue Code of 1986. “Combination” has the meaning specified in the recitals hereto. “Combination Bonds” means senior unsecured debt securities (including debt securities convertible into equity) of the Borrower and/or its Subsidiaries in an aggregate principal amount not to exceed $31,500,000,000 (provided that such amount may be increased up to an amount not to exceed $41,500,000,000 solely to the extent the proceeds of such additional Combination Bonds in excess of $31,500,000,000 are used to prepay the Committed Loans pursuant to Section 2.05 or reduce Commitments hereunder pursuant to Section 2.06, in each case dollar for dollar), the proceeds of which are to be used to pay a portion of the Borrower Cash Distribution and other fees and expenses in connection with the Transactions. “Combination Transactions” has the meaning specified in the recitals hereto. 11 1006836498v2

“Combination Transaction Representations” means the representations made by Discovery in the Business Combination Agreement as are material to the interests of the Lenders (but only to the extent that the Borrower or its applicable affiliates has the right to terminate its obligation to consummate the Combination (or otherwise does not have an obligation to close) under the Business Combination Agreement as a result of a failure of such representations in the Business Combination Agreement to be accurate without liability to any of them). “Combined Businesses” has the meaning specified in the recitals hereto. “Commitment” means, as to each Lender, the sum of its Tranche 1 Commitment and its Tranche 2 Commitment. “Committed Borrowing” means a Tranche 1 Borrowing or a Tranche 2 Borrowing. “Committed Loan” means a Tranche 1 Loan or a Tranche 2 Loan. “Committed Loan Notice” means a notice of (a) a Committed Borrowing, (b) a conversion of Committed Loans from one Type to the other, or (c) a continuation of Eurocurrency RateTerm Benchmark Loans, pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit A or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower. “Compliance Certificate” means a certificate substantially in the form of Exhibit D. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “consolidated” or “consolidated basis” means, with respect to the Borrower and its Subsidiaries, the consolidation of the accounts of each of the Subsidiaries with those of the Borrower in accordance with GAAP; provided that even if, following the consummation of the Combination Transactions, any Subsidiary Guarantor and its Subsidiaries are Subsidiaries of Discovery but not Subsidiaries of the Borrower, the accounts of each such Subsidiary Guarantor and its Subsidiaries shall be treated as if they were consolidated into the accounts of the Borrower in accordance with GAAP. “Consolidated EBITDA” means, for any Measurement Period, for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the provision for Federal, state, local and foreign income taxes payable by the Borrower and its Subsidiaries for such period, (iii) depreciation and amortization expense (other than Film Rights Amortization, but including (x) amortization expense from launch and representation rights and (y) amortization of capitalized fees related to any Permitted Securitization Financing), (iv) expenses related to long term incentive plans of the Borrower and its Subsidiaries reducing such Consolidated Net Income which do not represent a cash item in such period, (v) amounts attributable to a minority interest in any Subsidiary of the Borrower held by a Person (other than the Borrower or another Subsidiary of the Borrower) which do not represent a cash item in such period, (vi) amounts attributable to losses in respect of equity interests in unconsolidated Persons which do not represent a cash item in such period, (vii) other non-recurring expenses or losses of the Borrower and its Subsidiaries reducing such Consolidated Net Income which do not represent a cash item in such period or any future period and (viii) restructuring costs, charges or expenses of the Borrower and its Subsidiaries for such period, whether or not classified as restructuring costs, charges or expenses under GAAP 12 1006836498v2

(including severance costs, integration costs, restructuring costs related to acquisitions and to closure, integration or consolidation of facilities, locations or new product (or new technology) or new services, facilities’ opening costs, team or key employee hirings, establishment of de novo teams, and other business optimization expenses, curtailments or modifications to pension and post-retirement employee benefit plans, retention or completion bonuses and any expense related to any reconstruction, de-commissioning or reconfiguration of fixed assets for alternate use and charges in connection with non-ordinary course product and intellectual property development), provided that the aggregate amount added back to Consolidated EBITDA pursuant to this clause (viii) for such period shall not exceed 15% of Consolidated EBITDA (calculated prior to giving effect to the add back permitted pursuant to this clause (viii)) for such period, plus (b) losses to the extent related to (x) the implementation of direct-to-consumer platforms of Discovery, the Borrower and their respective subsidiaries and (y) the provision of coverage for the 2020 Summer Olympics by Discovery, the Borrower and their respective subsidiaries; provided that the aggregate amount of add-backs pursuant to the immediately preceding clauses (x) and (y) collectively shall be capped at (1) $750,000,000 for any Measurement Period ending on or after September 30, 2021, through and including June 30, 2022, (2) $500,000,000 for any Measurement Period ending on or after September 30, 2022, through and including June 30, 2023, (3) $250,000,000 for any Measurement Period ending on or after September 30, 2023, through and including June 30, 2024 and (4) $0 thereafter, plus (c) the amount of expense, charge, loss or discount on sale of receivables, Securitization Assets and related assets to any Securitization Subsidiary in connection with a Permitted Securitization Financing, and minus (d) the following to the extent included in calculating such Consolidated Net Income: (i) Federal, state, local and foreign income tax credits of the Borrower and its Subsidiaries for such period and (ii) non-recurring gains of the Borrower and its Subsidiaries increasing such Consolidated Net Income which do not represent a cash item in such period or any future period. Upon and after consummation of the Combination Transactions, all of the foregoing references to Subsidiaries of the Borrower in this definition shall be deemed to include each Subsidiary Guarantor and its Subsidiaries. “Consolidated Funded Indebtedness” means, as of any date of determination, for the Borrower and its Subsidiaries on a consolidated basis, without duplication, the sum of (a) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments (net of cash or cash equivalents held on the balance sheet of the Borrower and its Subsidiaries in respect of Pre-Funded Acquisition Debt), (b) all purchase money Indebtedness (except as also excluded from clause (d) below), (c) all direct obligations arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments (other than (i) commercial letters of credit in an aggregate face amount of not more than $22,500,000 and (ii) surety bonds in an aggregate face amount of not more than $22,500,000), (d) all obligations in respect of the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business and, to the extent applicable, net of cash or cash equivalents held on the balance sheet of the Borrower and its Subsidiaries in respect of Pre-Funded Acquisition Debt), (e) Attributable Indebtedness in respect of Capital Leases and Synthetic Lease Obligations, (f) without duplication, all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) through (e) above of Persons other than the Borrower or any of its Subsidiaries, and (g) all Indebtedness of the types referred to in clauses (a) through (f) above of any partnership or joint venture (other than a joint venture that is itself a corporation, limited liability company or similar limited liability entity organized under the laws of a jurisdiction other than the United States or a state thereof) in which the Borrower or any of its Subsidiaries is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to the Borrower or such Subsidiary; provided, that (x)(i) if the Borrower or any Subsidiary delivers or causes to be delivered an irrevocable repayment or redemption notice that results in Indebtedness in the form of debt securities being due and payable in full not later than 30 days after such repayment or redemption notice has been delivered and deposits cash with or for the benefit of the trustee 13 1006836498v2 or holders of such Indebtedness to fund such repayment or redemption in full, then such Indebtedness shall be considered repaid or redeemed (it being understood that if any applicable deposit is returned and the corresponding Indebtedness is not repaid or redeemed, but remains outstanding, such Indebtedness shall no longer be considered repaid or redeemed), and (ii) if the Borrower or any Subsidiary commences a tender offer to repurchase Indebtedness (the “Repurchased Indebtedness”) and will be obligated to repurchase such Indebtedness for payment in full, together with accrued and unpaid interest thereon, after the satisfaction or waiver of any conditions of such tender offer, and in connection therewith issues Indebtedness in the form of debt securities (the “New Indebtedness”) the proceeds of which are to be used to repurchase the Repurchased Indebtedness within 30 days of issuance of such New Indebtedness (the “Period”), then to the extent, and solely so long as, the Borrower or any Subsidiary either holds the proceeds of such New Indebtedness in an escrow account with an independent escrow agent or deposits the proceeds of such New Indebtedness with or for the benefit of the trustee or holders of such Repurchased Indebtedness to fund the repurchase of such Repurchased Indebtedness, then, without duplication of any amounts excluded under clause (i) above, the amount of such New Indebtedness shall be deemed for the purpose of this definition to be reduced by the amount of the proceeds thereof that are so held in escrow or with or for the benefit of the trustee or holders of such Repurchased Indebtedness (solely to the extent and for so long as so held, and not for the avoidance of doubt to the extent applied to repurchase the Repurchased Indebtedness or applied for any other purpose other than the repayment of the New Indebtedness); provided, that upon the end of the Period, the deemed reduction of the New Indebtedness described above shall no longer apply and (y) Consolidated Funded Indebtedness shall not include any obligations under or in respect of any Permitted Securitization Financing. Upon and after consummation of the Combination Transactions, all of the foregoing references to Subsidiaries of the Borrower in this definition shall be deemed to include each Subsidiary Guarantor and its Subsidiaries. “Consolidated Interest Charges” means, for any Measurement Period, for the Borrower and its Subsidiaries on a consolidated basis, the sum of, without duplication (a) all interest, premium payments, debt discount, fees, charges and related expenses of the Borrower and its Subsidiaries in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, but excluding any interest, premium payments, debt discount, fees, charges and related expenses of the Borrower and its Subsidiaries in connection with Pre-Funded Acquisition Debt, (b) commissions, discounts, yield and other fees and charges (including any interest expense) related to any Permitted Securitization Financing, and (c) the portion of rent expense of the Borrower and its Subsidiaries with respect to such period under Capital Leases that is treated as interest in accordance with GAAP. Upon and after consummation of the Combination Transactions, all of the foregoing references to Subsidiaries of the Borrower in this definition shall be deemed to include each Subsidiary Guarantor and its Subsidiaries. “Consolidated Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBITDA for the Measurement Period then most recently ended on or prior to such date, to (b) Consolidated Interest Charges for such period. “Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness as of such date to (b) Consolidated EBITDA for the Measurement Period then most recently ended on or prior to such date. “Consolidated Net Income” means, for any Measurement Period, for the Borrower and its Subsidiaries on a consolidated basis, the net income of the Borrower and its Subsidiaries (excluding extraordinary gains and extraordinary losses) for that period. Upon and after consummation of the Combination Transactions, all of the foregoing references to Subsidiaries of the Borrower in this definition shall be deemed to include each Subsidiary Guarantor and its Subsidiaries. 14 1006836498v2

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Contribution” has the meaning specified in the recitals hereto. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. “Covered Entity” has the meaning specified in Section 11.22. “Daily Simple SOFR” means, for any day, (a “SOFR, with the conventions for this rate (which may include a lookback) being Rate Day”), a rate per annum equal to SOFR for the day (such day “SOFR Determination Date”) that is five (5) U.S. Government Securities Business Days prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is estapublished by the SOFR Administrativeor Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “on the SOFR Administrator’s Website. Any change in Daily Simple SOFR” for business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion, which shall be consistent with the then-prevailing market conventions and shall not be adverse to the interests of the Borrower. due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower. If by 5:00 p.m. (New York City time) on the second (2nd) U.S. Government Securities Business Day immediately following any SOFR Determination Date, SOFR in respect of such SOFR Determination Date has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to the Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Date will be SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such SOFR was published on the SOFR Administrator’s Website. “DCL” means Discovery Communications, LLC, a Delaware limited liability company and any successor in interest thereto. “Debt Rating” has the meaning specified in the definition of “Applicable Rate.” “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, judicial management or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect. “Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default. 15 1006836498v2

“Default Rate” means an interest rate equal to (i) the Base Rate plus (ii) the Applicable Rate, if any, applicable to Base Rate Loans plus (iii) 2% per annum; provided, however, that with respect to a Eurocurrency RateTerm Benchmark Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2% per annum. “Defaulting Lender” means, subject to Section 2.17(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans that are required to be funded hereunder on the Closing Date, or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two Business Days of the date when due, (b) has notified the Borrower or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect, (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, other than via an Undisclosed Administration (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, judicial manager, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.17(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Borrower and each other Lender promptly following such determination. For purposes of this definition, “Undisclosed Administration” means, in relation to a Lender or its direct or indirect parent company, the appointment of a receiver, conservator, trustee, administrator, custodian or other similar official by a supervisory authority or regulator under or based on the law in the country where such Lender or such parent company is subject to home jurisdiction, if applicable law requires that such appointment not be publicly disclosed. “Designated Default” means a Default under Sections 8.01(a), (f) or (g). “Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is targeted by any Sanction. “Discovery” has the meaning specified in the recitals hereto. “Discovery Bonds” means, collectively, (a) the notes issued pursuant to the Indenture dated as of August 19, 2009, among DCL, Discovery, and U.S. Bank National Association, and any supplemental indentures thereto and (b) the notes issued pursuant to the Indenture, dated as of December 1, 2011, by and among Scripps and U.S. Bank National Association, and any supplemental indentures thereto. 16 1006836498v2

“Discovery Business” has the meaning specified in the recitals hereto. “Disqualified Institution” means (i) any Persons identified by the Borrower in writing to the Arrangers on or prior to the Closing Date and (ii) any competitors of the Borrower, Discovery and their respective Subsidiaries identified by the Borrower in writing to the Arrangers (or to any Affiliates of such competitors to the extent such affiliates are reasonably identifiable as affiliates solely on the basis of the name thereof). “Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. The term “Disposition” shall not include (a) any issuance of Equity Interests otherwise permitted by Section 7.06, (b) any Involuntary Disposition or (c) any cash payments otherwise permitted under this Agreement. “Distribution” has the meaning specified in the recitals hereto. “Dollar” and “$” mean lawful money of the United States. “Domestic Subsidiary” means any Subsidiary that is organized under the laws of any political subdivision of the United States that is not a Foreign Subsidiary. “Early Opt-in Election” means, if the then current Benchmark is LIBO Rate, the occurrence of: (1) a notification by the Administrative Agent to (or the request by the Borrower to the Administrative Agent to notify) each of the other parties hereto that at least five currently outstanding Dollar denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and (2) the joint election by the Administrative Agent and the Borrower to trigger a fallback from LIBO Rate and the provision, as applicable, by the Administrative Agent of written notice of such election to the Borrower and the Lenders. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition and is subject to the supervision of an EEA Resolution Authority, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” means the first date all the conditions precedent in Section 4.01 are satisfied or waived in accordance with Section 11.01. 17 1006836498v2

“Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 11.06(b)(iii), and (v) subject to such consents, if any, as may be required under Section 11.06(b)(iii); provided that no Disqualified Institution shall be an Eligible Assignee. “Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities) of the Borrower or any of its Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination. “ERISA” means the Employee Retirement Income Security Act of 1974. “ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Borrower and, solely upon and after the consummation of the Combination Transactions, Discovery within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code); provided that ERISA Affiliates of the Borrower shall not include the AT&T Business other than the Spinoff Business. “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of the Borrower or any of its ERISA Affiliates and, solely upon and after the consummation of the Combination Transactions, Discovery or any of its ERISA Affiliates from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any of its ERISA Affiliates and, solely upon and after the consummation of the Combination Transactions, Discovery or any of its ERISA Affiliates from a Multiemployer Plan; (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan amendment as a termination under Section 4041 or 4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan; (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee 18 1006836498v2 to administer, any Pension Plan; (g) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; or (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any of its ERISA Affiliates and, solely upon and after the consummation of the Combination Transactions, Discovery or any of its ERISA Affiliates. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Eurocurrency Rate Loan” means a Committed Loan that bears interest at a rate determined by reference to the LIBO Rate. “Event of Default” has the meaning specified in Section 8.01. “Excluded Taxes” means any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 11.13) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.01(a)(ii), (a)(iii) or (c), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.01(e) and (d) any U.S. federal withholding Taxes imposed pursuant to FATCA. “FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board. “FATCA” means (a) Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code, (b) any treaty, law, regulation or other official guidance enacted in any jurisdiction, or relating to an intergovernmental agreement between the United States and any other jurisdiction, with the purpose (in either case) of facilitating the implementation of clause (a) above, or (c) any agreement pursuant to the implementation of clauses (a) or (b) above with the United States Internal Revenue Service, the United States government or any Governmental Authority. “FCA” has the meaning assigned to such term in Section 1.06. “Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as shall be set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate;, provided that if the Federal Funds Effective Rate 19 1006836498v2 as so determined would be less than 0.00%, such rate shall be deemed to be 0.00% for the purposes of this Agreement. “Film Rights Amortization” means, for any Person, the amortization of payments for the acquisition of film rights and broadcast programming by such Person in accordance with GAAP. “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to LIBO Rate.the Adjusted Term SOFR Rate or the Adjusted Daily Simple SOFR, as applicable. For the avoidance of doubt the initial Floor for each of the Adjusted Term SOFR Rate or the Adjusted Daily Simple SOFR shall be 0.00%. “Foreign Lender” means a Lender that is not a U.S. Person. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction. “Foreign Subsidiary” means any Subsidiary that is organized under the laws of a jurisdiction other than the United States, a State thereof or the District of Columbia or that is a Foreign Subsidiary Holdco. For the avoidance of doubt, any Subsidiary that is organized and existing under the laws of Puerto Rico or any other territory of the United States of America shall be a Foreign Subsidiary. “Foreign Subsidiary Holdco” means any Subsidiary designated as a Foreign Subsidiary Holdco by the Borrower, so long as such Subsidiary has no material assets other than securities, Indebtedness or receivables of one or more Foreign Subsidiaries (or Subsidiaries thereof), intellectual property relating solely to such Foreign Subsidiaries (or Subsidiaries thereof) and/or other assets (including cash and cash equivalents) relating to an ownership interest in any such securities, Indebtedness, intellectual property or Subsidiaries. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities. “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or 20 1006836498v2 supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning. “Guarantor” and “Guarantors” have the meanings specified in Section 10.01. “Guaranty” means the Guaranty made by the Guarantors in favor of the Lender Parties pursuant to Article X. “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law. “Impacted LIBO Rate Interest Period” has the meaning assigned to such term in the definition of “LIBO Rate.” “Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments; (c) net obligations of such Person under any Swap Contract; (d) all non-contingent obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business); (e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (f) Capital Leases and Synthetic Lease Obligations; (g) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person, valued, 21 1006836498v2 in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and (h) all Guarantees of such Person in respect of any of the foregoing. For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation, limited liability company or similar limited liability entity organized under the laws of a jurisdiction other than the United States or a state thereof) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of any Capital Lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Indemnitees” has the meaning specified in Section 11.04(b). “Information” has the meaning specified in Section 11.07. “Interest Payment Date” means, (a) as to any Loan other than a Base RateTerm Benchmark Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date applicable to such Loan; provided, however, that if any Interest Period for a Eurocurrency RateTerm Benchmark Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan, the last Business Day of each March, June, September and December and the Maturity Date applicable to such Loan.; and (c) as to any RFR Loan, each date that is on the numerically corresponding day in each calendar month that is one month after the Borrowing of such Loan (or, if there is no such numerically corresponding day in such month, then the last day of such month) and the Maturity Date. “Interest Period” means, as to each Eurocurrency RateTerm Benchmark Loan, the period commencing on the date such Eurocurrency RateTerm Benchmark Loan is disbursed or converted to or continued as a Eurocurrency RateTerm Benchmark Loan and ending on the date one, three or six months thereafter (in each case, subject to availability), as selected by the Borrower in its Committed Loan Notice or such other period that is twelve months or less requested by the Borrower and consented to by all the Lenders; provided that: (i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of a Eurocurrency RateTerm Benchmark Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (ii) any Interest Period pertaining to a Eurocurrency RateTerm Benchmark Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and (iii) no Interest Period shall extend beyond the applicable Maturity Date.; and 22 1006836498v2

(iv) no tenor that has been removed from this definition pursuant to Section 2.14(e) shall be available for specification in such Committed Loan Notice. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made. “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of capital stock or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor Guarantees Indebtedness of such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment, less any amount paid, repaid, returned, distributed or otherwise received in respect of any Investment. For the avoidance of doubt, advances and reimbursements to officers, directors or employees of (x) the Borrower and its Subsidiaries or (y) (upon and after consummation of the Combination Transactions) Discovery and its Subsidiaries, as applicable, for travel, entertainment, relocation and analogous ordinary business purposes shall not be deemed to be an Investment hereunder. “Involuntary Disposition” means any casualty loss, destruction, condemnation or other involuntary taking by any Governmental Authority of any property of the Borrower or any of its Subsidiaries. “IP Rights” has the meaning specified in Section 5.18. “IRS” means the United States Internal Revenue Service. “Joint Venture” means any Person (other than a wholly-owned Subsidiary of the Borrower) if any of the Equity Interests of such Person having ordinary voting power for the election of directors or other governing body of such Person are held by the Borrower and/or any of its Subsidiaries and the Borrower or any such Subsidiary is a party to a Joint Venture Agreement in respect of such Equity Interests. “Joint Venture Agreement” means, for any Joint Venture, any stockholder agreement, voting trust agreement, limited liability company agreement, operating agreement or other similar agreement related to the ownership of the Equity Interests of such Joint Venture having ordinary voting power for the election of directors or other governing body of such Joint Venture among the owners of such Equity Interests. “Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “Lender” has the meaning specified in the introductory paragraph hereto and, as the context requires, includes a Lender in its capacity as Tranche 1 Lender and as Tranche 2 Lender. 23 1006836498v2

“Lender Parties” means, collectively, the Lenders and the Administrative Agent. “Lender Related Person” has the meaning specified in Section 11.04(e). “Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent which office may include any Affiliate of such Lender or any domestic or foreign branch of such Lender or such Affiliate. Unless the context otherwise requires each reference to a Lender shall include its applicable Lending Office. “LIBO Interpolated Rate” means, at any time, with respect to any Eurocurrency Rate Loan for any Interest Period, the rate per annum (rounded to the same number of decimal places as the LIBO Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBO Screen Rate for the longest period (for which the LIBO Screen Rate is available) that is shorter than the Impacted LIBO Rate Interest Period; and (b) the LIBO Screen Rate for the shortest period (for which the LIBO Screen Rate is available) that exceeds the Impacted LIBO Rate Interest Period, in each case, at such time; provided that if any LIBO Interpolated Rate shall be less than 0.00%, such rate shall be deemed to be 0.00% for the purposes of this Agreement. “LIBO Rate” means, with respect to any Eurocurrency Rate Loan and for any Interest Period, the LIBO Screen Rate at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period; provided that if the LIBO Screen Rate shall not be available at such time for such Interest Period (an “Impacted LIBO Rate Interest Period”) then the LIBO Rate shall be the LIBO Interpolated Rate. “LIBO Screen Rate” means, for any day and time, with respect to any Eurocurrency Rate Loan and for any Interest Period, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for Dollars for a period equal in length to such Interest Period as displayed on such day and time on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion); provided that if the LIBO Screen Rate as so determined would be less than 0.00%, such rate shall be deemed to be 0.00% for the purposes of this Agreement. “LIBOR” has the meaning assigned to such term in Section 1.06. “Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing). “Loan” means a Tranche 1 Loan or a Tranche 2 Loan. “Loan Documents” means this Agreement (including the Guaranty), each Note, any joinder agreement executed by Discovery, DCL or Scripps to become a Guarantor pursuant to Section 6.15, any 24 1006836498v2 joinder agreement executed by any other Material Subsidiary of Discovery to become a Guarantor pursuant to Section 6.16. “Loan Parties” means the Borrower and each Guarantor. “Loan Party Materials” has the meaning specified in Section 6.02. “London Banking Day” means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank eurodollar market. “Master Agreement” has the meaning specified in the definition of “Swap Contract”. “Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, assets, properties, liabilities (actual or contingent) or financial condition of Discovery (solely upon and after the consummation of the Combination Transactions), the Borrower and their respective Subsidiaries taken as a whole; (b) a material impairment of the ability of any Loan Party to perform its obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party. “Material Subsidiary” means any wholly-owned Domestic Subsidiary of Discovery constituting a “significant subsidiary” in accordance with Rule 1-02 under Regulation S-X under the Securities Act. “Maturity Date” means the Tranche 1 Maturity Date in the case of the Tranche 1 Loans, and the Tranche 2 Maturity Date in the case of the Tranche 2 Loans; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day. “Maximum Rate” has the meaning specified in Section 11.09. “Measurement Period” means a period of four consecutive fiscal quarters of the Borrower (or upon and after the consummation of the Combination Transactions, Discovery). Unless otherwise specified, on any date of determination, a reference herein to a Measurement Period shall be to such period then ended or then most recently ended, as the case may be, for which financial statements of the Borrower (or, upon and after the consummation of the Combination Transactions, Discovery) have been (or have been required to be) delivered under Section 6.01. “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Borrower or any of its ERISA Affiliates and, solely upon and after the consummation of the Combination Transactions, Discovery or any of its ERISA Affiliates makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions. “Multiple Employer Plan” means a Plan which has two or more contributing sponsors (including the Borrower or any of its ERISA Affiliates and, solely upon and after the consummation of the Combination Transactions, Discovery or any of its ERISA Affiliates) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA. “Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that: (i) (A) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 11.01 and (B) has been approved by the Required Lenders; (ii) (A) requires the 25 1006836498v2 approval of all Tranche 1 Lenders in accordance with the terms of Section 11.01 and (B) has been approved by the Required Tranche 1 Lenders; or (iii) (A) requires the approval of all Tranche 2 Lenders in accordance with the terms of Section 11.01 and (B) has been approved by the Required Tranche 2 Lenders. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Note” means a promissory note made by the Borrower in favor of a Lender evidencing Loans made by such Lender to the Borrower, substantially in the form of Exhibit C-1 (in the case of Tranche 1 Loans) and Exhibit C-2 (in the case of Tranche 2 Loans). “NYFRB” means the Federal Reserve Bank of New York. “NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source. “NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates as so determined be less than 0.00%, such rate shall be deemed to be 0.00% for purposes of this Agreement. “Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury. “Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement (or equivalent or comparable constitutive documents with respect to any non-US jurisdiction); and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in 26 1006836498v2 any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.06). “Outstanding Amount” means with respect to Committed Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Loans occurring on such date. “Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight eurocurrency borrowingseurodollar transactions denominated in Dollars by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate. “Overnight Rate” means, for any day, the NYFRB Rate. “Participant” has the meaning specified in Section 11.06(d). “Participant Register” has the meaning specified in Section 11.06(d). “PBGC” means the Pension Benefit Guaranty Corporation. “Pension Act” means the Pension Protection Act of 2006. “Pension Funding Rules” means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans set forth in Section 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA. “Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan or a Multiemployer Plan) that is maintained or is contributed to by the Borrower or any of its ERISA Affiliates and, solely upon and after the consummation of the Combination Transactions, Discovery or any of its ERISA Affiliates and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code. “Permitted Priority Amount” on any date of determination means an amount equal to the sum of (a) 10% of the total consolidated assets of the Borrower and its Subsidiaries on such date, plus (b) for the Borrower and its Subsidiaries on a consolidated basis, outstanding Attributable Indebtedness on such date in respect of the Capital Leases identified on Schedule 7.01 and any renewals or extensions thereof permitted by Section 7.01(b). “Permitted Securitization Financing” means any financing arrangement or factoring of Securitization Assets by the Borrower or any of its Subsidiaries (or, solely upon and after the consummation of the Combination Transactions, any Subsidiaries of Discovery) and any securitization facility of any Securitization Subsidiary of the Borrower (or, solely upon and after the consummation of the Combination Transactions, any Securitization Subsidiary of Discovery), in each case, the obligations of which are non-recourse (except for Standard Securitization Undertakings) to the Borrower or any of its 27 1006836498v2

Subsidiaries (and, solely upon and after the consummation of the Combination Transactions, any Subsidiaries of Discovery) (other than any Securitization Subsidiary) in connection therewith. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Plan), maintained for employees of the Borrower or any of its ERISA Affiliates and, solely upon and after the consummation of the Combination Transactions, Discovery or any of its ERISA Affiliates or any such Plan to which the Borrower or any of its ERISA Affiliates and, solely upon and after the consummation of the Combination Transactions, Discovery or any of its ERISA Affiliates is required to contribute on behalf of any of its employees. “Platform” has the meaning specified in Section 6.02. “Pre-Funded Acquisition Debt” means Indebtedness incurred for the purpose of financing a significant acquisition or business combination (including for the avoidance of doubt the Combination Transactions, and with significance otherwise calculated in accordance with Article 11 of Regulation S-X under the Securities Act), which Indebtedness is issued in advance of the date of consummation of such significant acquisition; provided that in the event of the termination of the acquisition agreement for such significant acquisition and/or combination agreement for such significant business combination as a result of the failure to consummate such significant acquisition, such Indebtedness shall be regarded as Pre-Funded Acquisition Debt solely for a period of 45 days after the termination of such acquisition agreement. “Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the FRB in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the FRB (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective. “Pro Forma Basis”, “Pro Forma Compliance” and “Pro Forma Effect” means, for any transaction or proposed transaction deemed to have occurred on and as of the first day of a Measurement Period pursuant to Section 1.03(d), the following pro forma adjustments: (a) in the case of any such transaction or proposed transaction that is a Disposition, all income statement items (whether positive or negative) attributable to property, line of business or the Person subject to such Disposition shall be excluded from the results of Discovery (solely upon and after the consummation of the Combination Transactions), the Borrower or any of their respective Subsidiaries for such Measurement Period; (b) in the case of any such transaction or proposed transaction that is an Investment, income statement items (whether positive or negative) attributable to property, line of business or the Person subject to such Investment shall be included in the results of Discovery (solely upon and after the consummation of the Combination Transactions), the Borrower or any of their respective Subsidiaries for such Measurement Period; (c) in the case of any retirement of Indebtedness or any Indebtedness that was or is to be repaid or refinanced in such transaction or proposed transaction, interest accrued on such 28 1006836498v2

Indebtedness during such Measurement Period shall be excluded from the results of Discovery (solely upon and after the consummation of the Combination Transactions), the Borrower or any of their respective Subsidiaries for such Measurement Period (and to the extent not already excluded pursuant to any other clause of this definition or pursuant to Section 1.03(d), the principal amount of such Indebtedness shall also be excluded); and (d) in the case of the incurrence or assumption of any Indebtedness in such transaction or proposed transaction, interest shall be deemed to have accrued on such Indebtedness during such Measurement Period (in the case of interest that accrues at a formula or floating rate, at the rate in effect at the time of determination) and shall be included in the results of Discovery (solely upon and after the consummation of the Combination Transactions), the Borrower or any of their respective Subsidiaries for such Measurement Period. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Lender” has the meaning specified in Section 6.02. “Recipient” means the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder. “Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is LIBOthe Term SOFR Rate, 11:00 a.m. (London5:00 a.m. (Chicago time) on the day that is two London bankingU.S. Government Securities Business dDays preceding the date of such setting and, (2) if (after the effectiveness of a Benchmark Replacement) such Benchmark is Daily Simple SOFR, then four U.S. Government Securities Business Days prior to such setting or (3) if such Benchmark is not LIBOnone of the Term SOFR Rate or Daily Simple SOFR, the time determined by the Administrative Agent in its reasonable discretion which shall be consistent with the then-prevailing market conventions. “Register” has the meaning specified in Section 11.06(c). “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, and advisors of such Person and of such Person’s Affiliates. “Relevant Governmental Body” means the Federal Reserve BoardFRB and/or the NYFRB, or a committee officially endorsed or convened by the Federal Reserve BoardFRB and/or the NYFRB or, in each case, any successor thereto. “Relevant Rate” means, (i) with respect to any Term Benchmark Borrowing, the Adjusted Term SOFR Rate or (ii) with respect to any RFR Borrowing, the Adjusted Daily Simple SOFR, as applicable. “Removal Effective Date” has the meaning specified in Section 9.06(b). “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived. “Required Lenders” means, at any time, Lenders having Total Credit Exposures representing more than 50% of the Total Credit Exposures of all Lenders. The Total Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Lenders at any time. 29 1006836498v2

“Required Tranche 1 Lenders” means, at any time, Tranche 1 Lenders having Total Tranche 1 Credit Exposures representing more than 50% of the Total Tranche 1 Credit Exposures of all Tranche 1 Lenders. The Total Tranche 1 Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Tranche 1 Lenders at any time. “Required Tranche 2 Lenders” means, at any time, Tranche 2 Lenders having Total Tranche 2 Credit Exposures representing more than 50% of the Total Tranche 2 Credit Exposures of all Tranche 2 Lenders. The Total Tranche 2 Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Tranche 2 Lenders at any time. “Resignation Effective Date” has the meaning specified in Section 9.06(a). “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means (a) the chief executive officer, president, chief financial officer, senior executive vice president, executive vice president, senior vice president, vice president – treasury, treasurer, assistant treasurer or controller of a Loan Party, (b) solely for purposes of the delivery of incumbency certificates pursuant to Section 4.01, the secretary or any assistant secretary of a Loan Party and (c) solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. “Restricted Payment” means, for any Person, any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of such Person, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to such Person’s stockholders, partners or members (or the equivalent Person thereof). “RFR Borrowing” means, as to any Borrowing, the RFR Loans comprising such Borrowing. “RFR Loan” means a Loan that bears interest at a rate based on the Adjusted Daily Simple SOFR. “RMT Partner Material Adverse Effect” has the meaning given to “RMT Partner Material Adverse Effect” in the Business Combination Agreement. “S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global, Inc. and any successor thereto. “Same Day Funds” means immediately available funds. “Sanction(s)” means any international economic sanction imposed, administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority. 30 1006836498v2

“Scripps” means Scripps Networks Interactive, Inc., an Ohio corporation and any successor in interest thereto. “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Securities Act” means the Securities Act of 1933, as amended from time to time. “Securitization Assets” means accounts receivable, loans, mortgages, royalties, other rights to payment, supporting obligations therefor, proceeds therefrom and other related assets customarily disposed of or pledged in connection with non-recourse receivables financings or factorings or securitization facilities (as determined in good faith by the Borrower or (solely upon and after the consummation of the Combination Transactions) any Subsidiary of Discovery, as applicable). “Securitization Subsidiary” means any Subsidiary of the Borrower (or, solely upon and after the consummation of the Combination Transactions, any Subsidiary of Discovery) formed for purposes of consummating any Permitted Securitization Financing and which holds no material assets other than Securitization Assets and which is engaged in no material activities other than those related to such Permitted Securitization Financing. “Separation” has the meaning specified in the recitals hereto. “Separation and Distribution Agreement” has the meaning specified in the recitals hereto. “Significant Shareholder” means each of (a) Advance/Newhouse Programming Partnership, (b) Discovery or any of its Subsidiaries, (c) solely prior to the consummation of the Combination Transactions, AT&T or any of its Subsidiaries and (d) any other Person if 50% or more of the equity securities of such Person entitled to vote for members of the board of directors or equivalent governing body of such Person on a fully-diluted basis (and taking into account any option rights) is “beneficially owned” (as defined in Rules 13d-3 and 13d-5 under the Securities and Exchange Act of 1934), directly or indirectly, by Advance/Newhouse Programming Partnership or Discovery or one of its Subsidiaries or any combination thereof. “Significant Subsidiary” means, as of any date of determination, each direct or indirect Subsidiary of the Borrower (and, upon and after the consummation of the Combination Transactions, Discovery) that either (i) has assets as of such date the book value of which is equal to 5% or more of the consolidated total assets as of the last day of the four fiscal quarter period of the Borrower most recently ended for which financial information is available or (ii) had revenues in such four fiscal quarter period equal to 5% or more of the consolidated total revenues of the Discovery (solely upon and after the consummation of the Combination Transactions), the Borrower or any of their respective Subsidiaries. For the purpose of the foregoing calculations, the assets and revenues of a Subsidiary shall be deemed to include the assets and revenues of its Subsidiaries. “SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day publishedas administered by the SOFR Administrator on the SOFR Administrator’s Website on the immediately succeeding Business Day. “SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate). 31 1006836498v2

“SOFR Administrator’s Website” means the NYFRB’s website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR Determination Date” has the meaning specified in the definition of “Daily Simple SOFR”. “SOFR Rate Day” has the meaning specified in the definition of “Daily Simple SOFR”. “Solvent” means (i) the Fair Value and Present Fair Salable Value (as defined on Exhibit L) of the assets of the Borrower and its Subsidiaries taken as a whole exceed their Stated Liabilities and Identified Contingent Liabilities (as defined on Exhibit L); (ii) the Borrower and its Subsidiaries taken as a whole do not have Unreasonably Small Capital (as defined on Exhibit L); and (iii) the Borrower and its Subsidiaries taken as a whole will be able to pay their Stated Liabilities and Identified Contingent Liabilities as they mature. “Special Cash Payment” has the meaning given to “Spinco Special Cash Payment” in the Separation and Distribution Agreement. “Specified Representations” means the representations and warranties of the Borrower set forth in (a) Section 5.01(a) (solely with respect to the Borrower), 5.01(b)(ii) (solely with respect to the Borrower), 5.02(a) (solely with respect to the Borrower and Discovery), 5.02(b)(i) (solely with respect to debt instruments of the Borrower and its Subsidiaries governing Indebtedness for borrowed money in an outstanding principal amount or committed amount in excess of the Threshold Amount (in each case, after giving effect to the Combination Transactions and the incurrence of Indebtedness on the Closing Date)), 5.04, the second sentence of 5.07 (solely with respect to any Default under Section 8.01(a), or, solely with respect to the Borrower, Sections 8.01(f) or (g)), 5.14(a), 5.14(b) and 5.20 (solely to the extent the use of proceeds of the Loans on the Closing Date would violate the Act, the Foreign Corrupt Practices Act of 1977 or OFAC) and (b) the certification delivered pursuant to Section 4.02(e) on the Closing Date. “Specified Transaction” means (a) any Investment or series of related Investments in Equity Interests or assets constituting a line of business of a Person or Persons made by the Borrower or any of its Subsidiaries and permitted pursuant to Section 7.02(e) or (f) in an amount in excess of $225,000,000 made during any Measurement Period in which the aggregate amount of all Investments made by the Borrower and its Subsidiaries and permitted pursuant to Section 7.02(e) or (f) exceeds (or would exceed) $675,000,000, and (b) any Disposition or series of related Dispositions of Equity Interests or assets constituting a line of business of a Person or Persons made by the Borrower or any of its Subsidiaries and permitted pursuant to Section 7.05(f) or (g) in an amount in excess of $225,000,000 made during any Measurement Period in which aggregate amount of all Dispositions made by the Borrower and its Subsidiaries and permitted pursuant to Section 7.05(f) and (g) exceeds (or would exceed) $675,000,000. “Spinoff Business” has the meaning specified in the recitals hereto. “Standard Securitization Undertakings” means representations, warranties, covenants (including repurchase obligations) and indemnities entered into by the Borrower or any of its Subsidiaries (or, solely upon and after the consummation of the Combination Transactions, any Subsidiary of Discovery) that the Borrower or Subsidiary of Discovery, as applicable, has determined in good faith are customary for “non-recourse” accounts receivables financings or factoring or securitization financings. “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having 32 1006836498v2 ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower and, solely upon and after the consummation of the Combination Transactions, shall include each Subsidiary Guarantor and any Subsidiary thereof. All references herein to a “wholly-owned Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which all of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, directly, or indirectly through one or more intermediaries, or both, by such Person, other than, to the extent required by the applicable laws of the jurisdiction of organization of such entity (a) any such shares that are required by such laws to be owned by the government of such jurisdiction or individuals or corporate citizens of such jurisdiction in order for such entity to transact business in such jurisdiction and (b) directors qualifying shares. Notwithstanding anything to the contrary in the immediately preceding sentence, for all purposes of this Agreement, Animal Planet, LP, a Delaware limited partnership, shall be deemed to be a wholly owned Subsidiary of DCL if, and so long as, its Equity Interests are beneficially owned (i) at least 85% either directly by DCL or indirectly by DCL through one or more Subsidiaries of DCL and (ii) the remainder, if any, either directly by Discovery or indirectly by Discovery through one or more other Subsidiaries of Discovery. “Subsidiary Guarantor” has the meaning specified in Section 10.01. “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender). “Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the 33 1006836498v2 insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment). “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges in the nature of a tax imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Benchmark Borrowing” means, as to any Borrowing, the Term Benchmark Loans comprising such Borrowing. “Term Benchmark Loan” means a Loan that bears interest at a rate based on the Adjusted Term SOFR Rate. “Term SOFR” means, for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body. Determination Day” has the meaning assigned to it under the definition of Term SOFR Reference Rate. “Term SOFR Notice” means a notification by the Administrative Agent to the Lenders and the Borrower of the occurrence of a Term SOFR Transition Event.Rate” means, with respect to any Term Benchmark Loan and for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator. “Term SOFR Transition Event” means the determination by the Administrative Agent (in consultation with the Borrower) that (a) Term SOFR has been recommended for use by the Relevant Governmental Body, (b) the administration of Term SOFR is administratively feasible for the Administrative Agent and (c) a Benchmark Transition Event or an Early Opt-in Election, as applicable, has previously occurred resulting in a Benchmark Replacement in accordance with Section 2.14 that is not Term SOFR. “Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR Determination Day”), with respect to any Term Benchmark Borrowing denominated in Dollars and for any tenor comparable to the applicable Interest Period, the rate per annum published by the CME Term SOFR Administrator and identified by the Administrative Agent as the forward-looking term rate based on SOFR. If by 5:00 pm (New York City time) on such Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Rate has not occurred, then, so long as such day is otherwise a U.S. Government Securities Business Day, the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding U.S. Government Securities Business Day is not more than five (5) U.S. Government Securities Business Days prior to such Term SOFR Determination Day. “Threshold Amount” means $400,000,000. “Total Credit Exposure” means, as to any Lender, at any time, the unused Commitments and aggregate Outstanding Amount of all Loans held by such Lender at such time. 34 1006836498v2

“Total Tranche 1 Credit Exposure” means, as to any Tranche 1 Lender at any time, the aggregate Outstanding Amount of all Tranche 1 Loans held by such Tranche 1 Lender at such time. “Total Tranche 2 Credit Exposure” means, as to any Tranche 2 Lender at any time, the aggregate Outstanding Amount of all Tranche 2 Loans held by such Tranche 2 Lender at such time. “Tranche” means (a) the Tranche 1 Commitments or the Tranche 2 Commitments, as the context may require or (b) Tranche 1 Loans or Tranche 2 Loans, as the context may require. “Tranche 1 Borrowing” means a borrowing consisting of simultaneous Tranche 1 Loans of the same Type and, in the case of Eurocurrency RateTerm Benchmark Loans, having the same Interest Period made by each of the Tranche 1 Lenders pursuant to Section 2.01(a). “Tranche 1 Commitment” means, as to each Tranche 1 Lender, its obligation to make Tranche 1 Loans to the Borrower pursuant to Section 2.01(a), in an aggregate principal amount at any one time outstanding not to exceed the Dollar amount set forth opposite such Tranche 1 Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Tranche 1 Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. “Tranche 1 Lender” means a Lender with a Tranche 1 Commitment or holding Tranche 1 Loans. “Tranche 1 Loan” has the meaning specified in Section 2.01(a). “Tranche 1 Maturity Date” means the date that is 18 months after the Closing Date. “Tranche 2 Borrowing” means a borrowing consisting of simultaneous Tranche 2 Loans of the same Type and, in the case of Eurocurrency RateTerm Benchmark Loans, having the same Interest Period made by each of the Tranche 2 Lenders pursuant to Section 2.01(b). “Tranche 2 Commitment” means, as to each Tranche 2 Lender, its obligation to make Tranche 2 Loans to the Borrower pursuant to Section 2.01(b) in an aggregate principal amount at any one time outstanding not to exceed the Dollar amount set forth opposite such Tranche 2 Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Tranche 2 Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. “Tranche 2 Lender” means a Lender with a Tranche 2 Commitment or holding Tranche 2 Loans. “Tranche 2 Loan” has the meaning specified in Section 2.01(b). “Tranche 2 Maturity Date” means the date that is three years after the Closing Date. “Tranche 1 Ticking Fee” has the meaning specified in Section 2.09(a)(i). “Tranche 2 Ticking Fee” has the meaning specified in Section 2.09(a)(ii). “Transactions” means, collectively, any and all of the following (whether or not consummated): (i) the Combination Transactions, (ii) the entry into the Transaction Agreements and all the transactions thereunder, (iii) the entry into this Agreement, and the initial incurrence of Indebtedness hereunder and (iv) all other transactions relating to any of the foregoing (including payment of fees and expenses related to any of the foregoing). 35 1006836498v2

“Transaction Agreements” has the meaning specified in the recitals hereto. “TW Bonds” means, collectively, (a) the notes issued pursuant to the Indenture dated as of January 15, 1993, by and among Historic TW Inc. (“Historic TW”) (in its capacity as successor to Time Warner Companies, Inc. (“TWCI”)), Warner Media, LLC (in its capacity as successor to Time Warner Inc.), Historic AOL LLC (formerly known as AOL LLC) (“AOL”), Turner Broadcasting System, Inc. (“TBS”), Home Box Office, Inc. (“HBO”) and The Bank of New York Mellon (formerly known as The Bank of New York) (“BNY Mellon”) (as successor trustee to The Chase Manhattan Bank (formerly known as Chemical Bank)) as Trustee, and any supplemental indentures thereto, (b) the notes issued pursuant to the Indenture dated as of June 1, 1998, by and among Historic TW (including in its capacity as successor to TWCI), Warner Media, LLC (in its capacity as successor to Time Warner Inc.), TBS, AOL, HBO and BNY Mellon (as successor trustee to The Chase Manhattan Bank), as Trustee, and any supplemental indentures thereto, (c) the notes issued pursuant to the Indenture dated as of April 19, 2001, by and among Warner Media, LLC (in its capacity as successor to Time Warner Inc.), AOL, Historic TW (including in its capacity as successor to TWCI), TBS, HBO and BNY Mellon (as successor trustee to The Chase Manhattan Bank), as Trustee, and any supplemental indentures thereto, (d) the notes issued pursuant to the Indenture dated as of November 13, 2006, by and among Warner Media, LLC (in its capacity as successor to Time Warner Inc.), Historic TW (including in its capacity as successor TWCI), TBS and BNY Mellon, as Trustee, and any supplemental indentures thereto, and (e) the notes issued pursuant to the Indenture dated as of March 11, 2010, by and among Warner Media, LLC (in its capacity as successor to Time Warner Inc.), Historic TW, HBO, TBS and BNY Mellon, as Trustee, and any supplemental indentures thereto. “Type” means, with respect to a Committed Loan, its character as a Base Rate Loan or a Eurocurrency Rate Loan.when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted Term SOFR Rate, the Base Rate or the Adjusted Daily Simple SOFR (if applicable pursuant to Section 2.14). “United States” and “U.S.” mean the United States of America. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code. 36 1006836498v2

“U.S. Tax Compliance Certificate” has the meaning specified in Section 3.01(e)(ii)(B)(III). “Works” means motion pictures, video, television, interactive or multi-media programming, audio-visual works, sound recordings, books and other literary or written material, any software, copyright or other intellectual property related thereto, acquired directly or indirectly by purchase, business combination, production, creation or otherwise, any component of the foregoing or rights with respect thereto, and all improvements thereon, products and proceeds thereof and revenues derived therefrom. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. 1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document. (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “hereto,” “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vii) any reference to any IRS form shall be construed to include any successor form. (b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.” 37 1006836498v2

(c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document. (d) Any reference herein to a merger, consolidation, amalgamation, conveyance, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company or a limited partnership, as applicable, or an allocation of assets to a series of a limited liability company or a limited partnership, as applicable (or the unwinding of such a division or allocation), as if it were a merger, consolidation, amalgamation, conveyance, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company or a limited partnership, as applicable, shall constitute a separate Person hereunder (and each division of any limited liability company or any limited partnership, as applicable, that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity). (e) If, following the Closing Date, any Subsidiary Guarantor and its Subsidiaries are Subsidiaries of Discovery but not Subsidiaries of the Borrower, so long as such Subsidiary Guarantor and its Subsidiaries are and remain Subsidiaries of Discovery, such Subsidiary Guarantor and its Subsidiaries shall be treated as if they were Subsidiaries of the Borrower for all purposes (including for purposes of Section 7.11) under this Agreement. 1.03 Accounting Terms. (a) Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied in a manner consistent with that used in preparing the audited financial statements required to be delivered pursuant to Section 4.02(d), except as otherwise specifically prescribed herein. Notwithstanding the foregoing, in no event will any lease that would have been categorized as an operating lease as determined in accordance with GAAP prior to giving effect to the Accounting Standards Codification 842 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect), or any modification or interpretative change to GAAP subsequent to the date hereof, be considered a Capital Lease for purposes of this Agreement. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Discovery (solely upon and after the consummation of the Combination Transactions), the Borrower or any of their respective Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded. (b) Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. Without limiting the foregoing, leases shall continue to be classified and accounted for on a basis consistent with that reflected in the audited financial statements of any Person for all purposes of this Agreement, notwithstanding any change in GAAP relating thereto, unless the parties hereto shall enter into a mutually acceptable amendment addressing such changes, as provided for above. 38 1006836498v2

(c) Consolidation of Variable Interest Entities. All references herein to consolidated financial statements of the Discovery (solely upon and after the consummation of the Combination Transactions), the Borrower and their respective Subsidiaries or to the determination of any amount for Discovery (solely upon and after the consummation of the Combination Transactions), the Borrower and their respective Subsidiaries on a consolidated basis or any similar reference shall, in each case, be deemed to include each variable interest entity that such Person is required to consolidate pursuant to FASB ASC 810 as if such variable interest entity were a Subsidiary of such Person. (d) Pro Forma Determinations. Notwithstanding anything in this Agreement to the contrary: (i) if on any date of determination pro forma compliance with the requirements of this Agreement is a condition precedent to the consummation of a proposed transaction pursuant to any provision of this Agreement, then for that purpose such compliance shall be determined on a Pro Forma Basis giving effect to (A) such proposed transaction and (B) without duplication, any Specified Transaction that has been consummated during the Measurement Period then most recently ended for which financial statements have been delivered pursuant to Section 6.01 or during the period following such Measurement Period and prior to such date, in each case, as of the first day of such Measurement Period, provided that, for the avoidance of doubt, where compliance with the terms of this Agreement on a Pro Forma Basis is required with respect to Section 7.11, the financial covenants contained therein shall be tested on a Pro Forma Basis on the applicable date of determination; (ii) for each Specified Transaction that is consummated during any Measurement Period, compliance with the requirements of this Agreement shall be determined on a Pro Forma Basis giving effect to such Specified Transaction as of the first day of such Measurement Period; and (iii) for the purpose of calculating Consolidated EBITDA, Consolidated Interest Charges and Consolidated Net Income for any Measurement Period, if during such period the Borrower or any Subsidiary shall have made a significant acquisition or significant disposition (including for the avoidance of doubt the Combination Transactions, and with significance otherwise calculated in accordance with Article 11 of Regulation S-X under the Securities Act), each of Consolidated EBITDA, Consolidated Interest Charges and Consolidated Net Income shall be calculated giving Pro Forma Effect thereto as if such significant acquisition or disposition occurred on the first day of such period. 1.04 Rounding. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). 1.05 [Reserved] 1.06 Interest Rates; LIBORBenchmark Notification. The interest rate on a Loan denominated in dollars may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Regulators have signaled the need to use alternative benchmark reference rates for some of these interest rate benchmarks and, as a result, such interest rate benchmarks may cease to comply with applicable laws and regulations, may be permanently discontinued, and/or the basis on which they are calculated may change. The London interbank offered rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term 39 1006836498v2 borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that: immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition, or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Each party to this agreement should consult its own advisors to stay informed of any such developments. Public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. Upon the occurrence of a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, Section 2.14(b) and (c) provides a mechanism for determining an alternative rate of interest. The Administrative Agent will promptly notify the Borrower, pursuant to Section 2.14(e), of any change to the reference rate upon which the interest rate on Eurocurrency RateTerm Benchmark Loans is based. However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to the LIBOR or other rates in the definition of “LIBO Rate”any interest rate used in this Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof (including, without limitation, (i) any such alternative, successor or replacement rate implementeds pursuant to Section 2.14(b) or (c), whether upon the occurrence of a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, and (ii) the implementation of any Benchmark Replacement Conforming Changes pursuant to Section 2.14(dc)), including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the LIBOexisting interest Rrate being replaced or have the same volume or liquidity as did the London interbank offeredany existing interest rate prior to its discontinuance or unavailability. The Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the LIBOany interest Rrate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall, in the absence of its own gross negligence, willful misconduct or bad faith, have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. 1.07 [Reserved] 1.08 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). ARTICLE II. THE COMMITMENTS AND LOANS 2.01 Committed Loans. (a) Subject to the terms and conditions set forth herein, each Tranche 1 Lender severally agrees to make loans (each such loan, a “Tranche 1 Loan”) to the Borrower in Dollars on the Closing 40 1006836498v2

Date in an aggregate amount not to exceed at any time outstanding the amount of such Tranche 1 Lender’s Tranche 1 Commitment. Tranche 1 Loans may be Base Rate Loans or Eurocurrency Rate LoansTerm Benchmark Loans (or, if after the effectiveness of a Benchmark Replacement to Adjusted Daily Simple SOFR, RFR Loans), as further provided herein. Tranche 1 Loans borrowed under this Section 2.01(a) and paid or prepaid may not be reborrowed. (b) Subject to the terms and conditions set forth herein, each Tranche 2 Lender severally agrees to make loans (each such loan, a “Tranche 2 Loan”) to the Borrower in Dollars on the Closing Date in an aggregate amount not to exceed at any time outstanding the amount of such Tranche 2 Lender’s Tranche 2 Commitment. Tranche 2 Loans may be Base Rate Loans or Eurocurrency Rate LoansTerm Benchmark Loans (or, if after the effectiveness of a Benchmark Replacement to Adjusted Daily Simple SOFR, RFR Loans), as further provided herein. Tranche 2 Loans borrowed under this Section 2.01(b) and paid or prepaid may not be reborrowed. 2.02 Borrowings, Conversions and Continuations of Committed Loans. (a) Each Committed Borrowing, each conversion of Committed Loans from one Type to the other, and each continuation of Eurocurrency RateTerm Benchmark Loans shall be made upon the Borrower’s notice to the Administrative Agent, which may be given by: (A) telephone or (B) a Committed Loan Notice. Each such notice must be received by the Administrative Agent not later than (i) 11:00 a.m. (New York City time) on the date that is two U.S. Government Securities Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurocurrency RateTerm Benchmark Loans or of any conversion of Eurocurrency RateTerm Benchmark Loans to Base Rate Loans and, (ii) 12:00 p.m. (New York City time) on the date of the requested date of any Borrowing of Base Rate Loans and (iii) if after the effectiveness of a Benchmark Replacement to Adjusted Daily Simple SOFR, five U.S. Government Securities Business Days prior to the requested Borrowing of RFR Loans; provided that, notwithstanding the foregoing, the Committed Loan Notice referred to in the foregoing clause (i) may be delivered no later than 11:00 a.m on the date that is one U.S. Government Securities Business Day prior to the Closing Date in the case of the initial Borrowing on the Closing Date.. Each telephonic notice by the Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Each Borrowing of, conversion to or continuation of Eurocurrency Rate LoansTerm Benchmark Loans (or, if after the effectiveness of a Benchmark Replacement to Adjusted Daily Simple SOFR, RFR Loans) shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Each Committed Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof. Each Committed Loan Notice (whether telephonic or written) shall specify (i) whether the Borrower is requesting a Committed Borrowing (and the applicable Tranche), a conversion of Committed Loans (and the applicable Tranche) from one Type to the other, or a continuation of Eurocurrency RateTerm Benchmark Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Committed Loans to be borrowed, converted or continued, (iv) the Type of Committed Loans to be borrowed or to which existing Committed Loans are to be converted and (v) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of Committed Loan in a Committed Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Committed Loans shall be made as, or converted to, Base Rate Loans. Any automatic conversion to Base Rate Loans shall be effective as of (i) the last day of the Interest Period then in effect with respect to the applicable Eurocurrency RateTerm Benchmark Loans or (ii) if after the effectiveness of a Benchmark Replacement to Adjusted Daily Simple SOFR, the Interest Payment Date therefor with respect to the applicable RFR Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of Eurocurrency RateTerm Benchmark Loans in any such Committed Loan Notice, but fails 41 1006836498v2 to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. No Tranche 1 Loan may be converted into or continued as a Tranche 2 Loan, and no Tranche 2 Loan may be converted into or continued as a Tranche 1 Loan. Subject to Section 3.05, the Borrower may provide that a Committed Loan Notice may be revocable at the instructions of the Borrower. (b) Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Appropriate Lender of the amount of its Applicable Percentage of the applicable Committed Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Appropriate Lender of the details of any automatic conversion to Base Rate Loans as described in the preceding subsection. Each Appropriate Lender shall make the amount of its Committed Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office not later than 2:00 p.m. (New York City time) on the Business Day specified in the applicable Committed Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02, the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent by wire transfer of such funds in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower. (c) Except as otherwise provided herein, (i) a Eurocurrency RateTerm Benchmark Loan may be continued or converted only on the last day of an Interest Period for such Eurocurrency Rate LoanTerm Benchmark Loan and (ii) if after the effectiveness of a Benchmark Replacement to Adjusted Daily Simple SOFR, an RFR Loan may be converted only on the Interest Payment Date therefor. During the existence of an Event of Default, (i) no Tranche 1 Loans may be requested as, converted to or continued as Eurocurrency RateTerm Benchmark Loans having Interest Periods of greater than one month without the consent of the Required Tranche 1 Lenders and (ii) no Tranche 2 Loans may be requested as, converted to or continued as Eurocurrency RateTerm Benchmark Loans having Interest Periods of greater than one month without the consent of the Required Tranche 2 Lenders. (d) The Administrative Agent shall promptly notify the Borrower and the Appropriate Lenders of the interest rate applicable to any Interest Period for Eurocurrency RateTerm Benchmark Loans upon determination of such interest rate. (e) After giving effect to all Committed Borrowings, all conversions of Committed Loans from one Type to the other, and all continuations of Committed Loans as the same Type, there shall not be more than sixteen Interest Periods in effect with respect to all Committed Loans. (f) The failure of any Lender to make any Committed Loan to be made by it as part of any Committed Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Committed Loan on the date of such Committed Borrowing. No Lender shall be responsible for the failure of any other Lender to make any Committed Loan to be made by such other Lender on the date of any Committed Borrowing. 2.03 [Reserved] 2.04 [Reserved] 2.05 Prepayments. The Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Committed Loans in whole or in part without premium or penalty (other than as set forth in Section 3.05); provided that (i) such notice must be appropriately completed and signed by a Responsible Officer, and received by the Administrative Agent not later than 11:00 a.m. (New York City time) (A) three Business Days prior to any date of prepayment of Eurocurrency 42 1006836498v2

RateTerm Benchmark Loans and, (B) one Business Day prior to any date of prepayment of Base Rate Loans and (C) if after the effectiveness of a Benchmark Replacement to Adjusted Daily Simple SOFR, five Business Days prior to any date of prepayment of RFR Loans; (ii) any prepayment of Eurocurrency Rate LoansTerm Benchmark Loans (or, if after the effectiveness of a Benchmark Replacement to Adjusted Daily Simple SOFR, RFR Loans) shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof; and (iii) any prepayment of Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment, the Type(s) of Committed Loans to be prepaid, and the applicable Tranche, and, if Eurocurrency RateTerm Benchmark Loans are to be prepaid, the Interest Period(s) of such Loans, and any such notice may state that it is conditioned upon the occurrence or non-occurrence of any event specified therein (including the effectiveness of other credit facilities), in which case such notice may be revoked by the Borrower (by written notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. The Administrative Agent will promptly notify each Tranche 1 Lender of its receipt of each such notice in respect of any Tranche 1 Loans, and of the amount of such Tranche 1 Lender’s Applicable Tranche 1 Loan Percentage of such prepayment and will promptly notify each Tranche 2 Lender of its receipt of each such notice in respect of any Tranche 2 Loans, and of the amount of such Tranche 2 Lender’s Applicable Tranche 2 Loan Percentage of such prepayment. Following such notice by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurocurrency Rate LoanTerm Benchmark Loan (or, if after the effectiveness of a Benchmark Replacement to Adjusted Daily Simple SOFR, an RFR Loan) shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Subject to Section 2.17, each such prepayment of Tranche 1 Loans shall be applied to the Tranche 1 Loans of the Tranche 1 Lenders in accordance with their respective Applicable Tranche 1 Loan Percentages and each such prepayment of Tranche 2 Loans shall be applied to the Tranche 2 Loans of the Tranche 2 Lenders in accordance with their respective Applicable Tranche 2 Loan Percentages. Any prepayment of Committed Loans pursuant to this Section 2.05 shall be applied to reduce the subsequent scheduled repayments of Committed Loans of the applicable Tranche to be made pursuant to Section 2.07 as directed in writing by the Borrower or, if no such direction has been provided, in direct order of maturity. 2.06 Termination or Reduction of Commitments. (a) The Borrower may, upon notice to the Administrative Agent, terminate the Aggregate Tranche 1 Commitments, or from time to time permanently reduce the Aggregate Tranche 1 Commitments; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. one Business Day prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof and (iii) any such notice may state that it is conditioned upon the occurrence or non-occurrence of any event specified therein (including the effectiveness of other credit facilities), in which case such notice may be revoked by the Borrower (by written notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. The Administrative Agent will promptly notify the Lenders of any such notice of termination or reduction of the Aggregate Tranche 1 Commitments. Any reduction of the Aggregate Tranche 1 Commitments shall be applied to the Tranche 1 Commitment of each Tranche 1 Lender according to its Applicable Tranche 1 Percentage. All fees accrued until the effective date of any termination of the Aggregate Tranche 1 Commitments shall be paid on the effective date of such termination. (b) The Borrower may, upon notice to the Administrative Agent, terminate the Aggregate Tranche 2 Commitments, or from time to time permanently reduce the Aggregate Tranche 2 43 1006836498v2

Commitments; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. one Business Day prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof and (iii) any such notice may state that it is conditioned upon the occurrence or non-occurrence of any event specified therein (including the effectiveness of other credit facilities), in which case such notice may be revoked by the Borrower (by written notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. The Administrative Agent will promptly notify the Lenders of any such notice of termination or reduction of the Aggregate Tranche 2 Commitments. Any reduction of the Aggregate Tranche 2 Commitments shall be applied to the Tranche 2 Commitment of each Tranche 2 Lender according to its Applicable Tranche 2 Percentage. All fees accrued until the effective date of any termination of the Aggregate Tranche 2 Commitments shall be paid on the effective date of such termination. (c) To the extent not previously terminated, all unused Commitments hereunder shall terminate on the earlier of (i) the Closing Date (after giving effect to the Loans made on such date) and (ii) the expiry of the Availability Period. The Borrower shall provide the Administrative Agent prompt written notice of any commitment reduction pursuant to clause (ii) hereof. (d) Notwithstanding anything in Section 2.05 or this Section 2.06 or anything else herein to the contrary, any prepayment of Loans or reduction of Commitments, whether voluntary or mandatory, to be made with respect to the Commitments or Loans of Goldman Sachs Bank USA and Goldman Sachs Lending Partners LLC under this Agreement shall be allocated between their respective Commitments or Loans, as applicable, as Goldman Sachs Bank USA and Goldman Sachs Lending Partners LLC shall elect in their sole discretion. 2.07 Repayment of Loans. (a) The Borrower shall repay to the Administrative Agent for the ratable account of the Tranche 1 Lenders on the Maturity Date the aggregate principal amount of Tranche 1 Loans made to the Borrower outstanding on such date. (b) The Borrower shall repay to the Administrative Agent for the ratable account of the Tranche 2 Lenders on the Maturity Date the aggregate principal amount of Tranche 2 Loans made to the Borrower outstanding on such date. 2.08 Interest. (a) Subject to the provisions of subsection (b) below, (i) each Eurocurrency RateTerm Benchmark Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the LIBOAdjusted Term SOFR Rate for such Interest Period plus the Applicable Rate; and (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate.; and (iii) each RFR Loan (if such Type of Loan is applicable after the effectiveness of a Benchmark Replacement to Adjusted Daily Simple SOFR) shall bear interest at a rate per annum equal to the Adjusted Daily Simple SOFR plus the Applicable Rate. (b) (i) If any amount of principal of any Loan is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. (ii) If any amount (other than principal of any Loan) payable by the Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then upon the request of the Required 44 1006836498v2

Lenders, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. (iii) [reserved]. (iv) Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand. (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. 2.09 Fees. (a) Facility Fees. (i) The Borrower shall pay to the Administrative Agent for the account of each Tranche 1 Lender in accordance with its Applicable Tranche 1 Percentage, a ticking fee (the “Tranche 1 Ticking Fee”) equal to the Applicable Rate times the actual daily outstanding principal amount of the Aggregate Tranche 1 Commitments subject to adjustment as provided in Section 2.17. The Tranche 1 Ticking Fee shall accrue commencing on August 15, 2021 to the end of the Availability Period, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Effective Date, and on the last day of the Availability Period. The Tranche 1 Ticking Fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. (ii) The Borrower shall pay to the Administrative Agent for the account of each Tranche 2 Lender in accordance with its Applicable Tranche 2 Percentage, a ticking fee (the “Tranche 2 Ticking Fee”) equal to the Applicable Rate times the actual daily outstanding principal amount of the Aggregate Tranche 2 Commitments subject to adjustment as provided in Section 2.17. The Tranche 2 Ticking Fee shall accrue commencing on August 15, 2021 to the end of the Availability Period, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Effective Date, and on the last day of the Availability Period. The Tranche 2 Ticking Fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. (b) Other Fees. (i) The Borrower shall pay to the Arrangers and the Administrative Agent, for their own respective accounts, in Dollars, fees in the amounts and at the times separately agreed with such Persons pursuant to a written agreement. 2.10 Computation of Interest and Fees. All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to the LIBOAdjusted Term SOFR Rate) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided 45 1006836498v2 that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. 2.11 Evidence of Debt. The Loans made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Loans made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender to the Borrower made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Loans to the Borrower in addition to such accounts or records. Each Lender may attach schedules to a Note and endorse thereon the date, Type (if applicable), amount, currency and maturity of its Loans and payments with respect thereto. 2.12 Payments Generally; Administrative Agent’s Clawback. (a) General. All payments to be made by the Borrower shall be made free and clear of and without condition or reduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the Appropriate Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in Dollars and in Same Day Funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Appropriate Lender its Applicable Loan Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 2:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be. (b) (i) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from an Appropriate Lender prior to the proposed date of any Committed Borrowing of Eurocurrency Rate LoansTerm Benchmark Loans (or, if after the effectiveness of a Benchmark Replacement to Adjusted Daily Simple SOFR, RFR Loans) (or, in the case of any Committed Borrowing of Base Rate Loans, prior to 12:00 noon on the date of such Committed Borrowing) that such Appropriate Lender will not make available to the Administrative Agent such Appropriate Lender’s share of such Committed Borrowing, the Administrative Agent may assume that such Appropriate Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Committed Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if an Appropriate Lender has not in fact made its share of the applicable Committed Borrowing available to the Administrative Agent, then the applicable Appropriate Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in Same Day Funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the Overnight Rate, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment 46 1006836498v2 to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Committed Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Committed Loan included in such Committed Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. (ii) Payments by the Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Appropriate Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Appropriate Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Appropriate Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Appropriate Lender, in Same Day Funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Overnight Rate. A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error. (c) Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender to the Borrower as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Loan set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest. (d) Obligations of Lenders Several. The obligations of the Lenders hereunder to make Committed Loans and to make payments pursuant to Section 11.04(c) are several and not joint. The failure of any Lender to make any Committed Loan or to make any payment under Section 11.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Committed Loan or to make its payment under Section 11.04(c). (e) Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. 2.13 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Committed Loans made by it resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Committed Loans and accrued interest thereon greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Committed Loans in the Tranche in respect of which it is an Appropriate Lender, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective 47 1006836498v2

Committed Loans and other amounts owing them, provided that the provisions of this Section shall not be construed to apply to (x) any payment made by or on behalf of the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender) or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Committed Loans to any assignee or participant, other than an assignment to the Borrower or any Subsidiary thereof (as to which the provisions of this Section shall apply). Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation. 2.14 Alternate Rate of Interest. (a) Subject to clauses (b), (c), (d), (e), and (f), (g) and (h) of this Section 2.14, if prior to the first day of any Interest Period for any Eurocurrency Rate Loan: (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that, by reason of circumstances affecting the relevant market,(A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, that adequate and reasonable means do not exist for ascertaining the LIBOAdjusted Term SOFR Rate (including because the LIBO ScreenTerm SOFR Reference Rate is not available or published on a current basis), for such Interest Period or (B) at any time, that adequate and reasonable means do not exist for ascertaining the applicable Adjusted Daily Simple SOFR; or (ii) the Administrative Agent shall have received notice fromis advised by the Required Lenders that the LIBO (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, the Adjusted Term SOFR Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) (as certified by such Lender or Lenders) of making or maintaining their affected Loans (or its Loan) included in such Borrowing for such Interest Period or (B) at any time, Adjusted Daily Simple SOFR will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing; then the Administrative Agent shall give notice thereof to the Borrower and the relevant Lenders by telephone, telecopy or electronic mail as promptly as practicable thereafter and, until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower delivers a new Committed Loan Notice in accordance with the terms of Section 2.02, (A1) any Committed Loan Notice that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurocurrency Rate Loan shall be ineffective and (B) ifTerm Benchmark Borrowing and any Committed Loan Notice that requests a Eurocurrency Rate Loan, suchTerm Benchmark Borrowing shall be made asinstead be deemed to be a Committed Loan Notice requesting a Base Rate Borrowing. and (2) if after the effectiveness of a Benchmark Replacement to Adjusted Daily Simple SOFR, any Committed Loan Notice that requests an RFR Borrowing shall instead be deemed to be a Committed Loan Notice requesting a Base Rate Borrowing; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then all other Types of Borrowings shall be permitted. Furthermore, if any Term Benchmark Loan or RFR Loan is outstanding on the date of the Borrower’s receipt of the notice from the Administrative Agent referred to in this Section 2.14(a) with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower delivers a new Committed Loan Notice in 48 1006836498v2 accordance with the terms of Section 2.02, (1) any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan, be converted by the Administrative Agent to, and shall constitute, a Base Rate Loan on such day, and (2) if after the effectiveness of a Benchmark Replacement to Adjusted Daily Simple SOFR, any RFR Loan shall on and from such day be converted by the Administrative Agent to, and shall constitute a Base Rate Loan. (b) Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) or (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (32) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided by the Administrative Agent to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document (other than, for the avoidance of doubt, as provided in the definition of “Benchmark Replacement”) so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. (c) Notwithstanding anything to the contrary herein or in any other Loan Document and subject to the proviso below in this paragraph, if a Term SOFR Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document (other than, for the avoidance of doubt, as provided in the definition of “Term SOFR Transition Event”); provided that, this clause (c) shall not be effective unless the Administrative Agent has delivered to the Lenders and the Borrower a Term SOFR Notice. For the avoidance of doubt, the Administrative Agent shall not be required to deliver a Term SOFR Notice after the occurrence of a Term SOFR Transition Event and may do so in its sole discretion. (dc) In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document, other than, for the avoidance of doubt, as provided in the definition of “Benchmark Replacement Conforming Changes.”). (ed) The Administrative Agent will promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (f) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the 49 1006836498v2

Administrative Agent or, if applicable, the Borrower or any Lender (or group of Lenders) pursuant to this Section 2.14, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.14. (fe) Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR or LIBO Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor. (gf) Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a Eurocurrency Rate Loan of,Term Benchmark Borrowing (or, if after the effectiveness of a Benchmark Replacement to Adjusted Daily Simple SOFR, an RFR Borrowing), or any request for a conversion to or continuation of Eurocurrency RateTerm Benchmark Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request for a Term Benchmark Borrowing into a request for a Borrowing of or conversion to a Base Rate LoansBorrowing. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate. Furthermore, if any Term Benchmark Loan or RFR Loan is outstanding on the date of the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until such time as a Benchmark Replacement is implemented pursuant to this Section 2.14, (1) any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan, be converted by the Administrative Agent to, and shall constitute, a Base Rate Loan on such day and (2) if after the effectiveness of a Benchmark Replacement to Adjusted Daily Simple SOFR, any RFR Loan shall on and from such day be converted by the Administrative Agent to, and shall constitute Base Rate Loan. (hg) The Administrative Agent and, to the extent any other party hereto shall have any consent or consultation right in respect of the selection of such Benchmark Replacement, each such applicable party shall use commercially reasonable efforts to satisfy any applicable Internal Revenue Service guidance, including Proposed Treasury Regulation 1.1001-6 and any future guidance, to the effect that a Benchmark Replacement will not result in a deemed exchange for U.S. federal income tax purposes of any Loan under this Agreement; provided, that the Administrative Agent and any other relevant party shall not have any liability to any Loan Party or any Subsidiary thereof under this Agreement to the extent a Benchmark Replacement results in any such deemed exchange. 50 1006836498v2

2.15 [Reserved]. 2.16 [Reserved]. 2.17 Defaulting Lenders. (a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definitions of “Required Lenders,” “Required Tranche 1 Lenders,” and “Required Tranche 2 Lenders” and Section 11.01. (ii) Defaulting Lender Waterfall. No Tranche 1 Ticking Fee or Tranche 2 Ticking Fee shall accrue for the account of a Defaulting Lender so long as such Lender shall be a Defaulting Lender. Without limiting the foregoing, any other payment of principal or interest or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 11.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, as the Borrower may request (so long as no Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of such Defaulting Lender until such time as all Loans and funded by the Lenders pro rata in accordance with the Commitments hereunder. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this Section 2.17(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. 51 1006836498v2

(iii) Replacement of Defaulting Lender. The Borrower shall have the right (A)(x) to seek one or more Persons reasonably satisfactory to the Administrative Agent and the Borrower to become a substitute Lender and assume all or part of the Commitment of any Defaulting Lender, and in such event, the Borrower, the Administrative Agent and any such substitute Lender shall execute and deliver, and such Defaulting Lender shall thereupon be deemed to have executed and delivered, a duly completed Assignment and Assumption to effect such substitution and/or (y) to seek one or more Persons reasonably satisfactory to the Administrative Agent and the Borrower to become a substitute Lender and purchase all or part of the Loans and Commitments of such Defaulting Lender and, in such event, the Borrower, the Administrative Agent and any such substitute Lender shall execute and deliver, and such Defaulting Lender shall thereupon be deemed to have executed and delivered, a duly completed Assignment and Assumption to effect such substitution or (B) upon notice to the Administrative Agent, and at the Borrower’s option, terminate the Commitments of such Defaulting Lender, in whole or in part, without premium or penalty. (b) Defaulting Lender Cure. If the Borrower and the Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will, to the extent applicable, purchase at par that portion of outstanding Tranche 1 Loans and/or Tranche 2 Loans of the other Lenders, as applicable, or take such other actions as the Administrative Agent may determine to be necessary to cause the relevant Loans to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. ARTICLE III. TAXES, YIELD PROTECTION AND ILLEGALITY 3.01 Taxes. (a) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes. (i) Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Laws. If any applicable Laws (as determined in the good faith discretion of the Administrative Agent or a Loan Party) require the deduction or withholding of any Tax from any such payment by the Administrative Agent or a Loan Party, then the Administrative Agent or such Loan Party shall be entitled to make such deduction or withholding, upon the basis of the information and documentation to be delivered pursuant to subsection (e) below. (ii) If any Loan Party or the Administrative Agent shall be required by the Code to withhold or deduct any Taxes, including both United States federal backup withholding and withholding taxes, from any payment under any Loan Document, then (A) the Administrative Agent or Loan Party, as applicable, shall withhold or make such deductions as are determined by the Administrative Agent or Loan Party, as applicable, to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) the Administrative Agent or Loan Party, as applicable, shall timely pay the full amount withheld or deducted to the 52 1006836498v2 relevant Governmental Authority in accordance with the Code, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made. (iii) If any Loan Party or the Administrative Agent shall be required by any applicable Laws other than the Code to withhold or deduct any Taxes from any payment under any Loan Document, then (A) such Loan Party or the Administrative Agent, as required by such Laws, shall withhold or make such deductions as are determined by it to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) such Loan Party or the Administrative Agent, to the extent required by such Laws, shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with such Laws, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made. (b) Payment of Other Taxes by the Loan Parties. Without limiting the provisions of subsection (a) above, the Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable Laws, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (c) Tax Indemnifications. (i) Each of the Loan Parties shall, and does hereby, indemnify each Recipient, and shall make payment in respect thereof within 10 days after written demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A reasonably detailed certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. Each of the Loan Parties shall, and does hereby, indemnify the Administrative Agent, and shall make payment in respect thereof within 10 days after written demand therefor, for any amount which a Lender for any reason fails to pay indefeasibly to the Administrative Agent as required pursuant to Section 3.01(c)(ii) below. (ii) Each Lender shall, and does hereby, severally indemnify, and shall make payment in respect thereof within 10 days after written demand therefor, (x) the Administrative Agent against any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Party to do so), (y) the Administrative Agent and the Loan Party, as applicable, against any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.06(d) relating to the maintenance of a Participant Register and (z) the Administrative Agent and the Loan Party, as applicable, against any Excluded Taxes 53 1006836498v2 attributable to such Lender, in each case, that are payable or paid by the Administrative Agent or a Loan Party in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document against any amount due to the Administrative Agent under this clause (ii). (d) Evidence of Payments. Upon request by the Borrower or the Administrative Agent, as the case may be, after any payment of Taxes by any Loan Party or by the Administrative Agent to a Governmental Authority as provided in this Section 3.01, the Borrower shall deliver to the Administrative Agent or the Administrative Agent shall deliver to the Borrower, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to the Borrower or the Administrative Agent, as the case may be. (e) Status of Lenders; Tax Documentation. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times required by applicable Laws or reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable Laws or the taxing authorities of a jurisdiction pursuant to such applicable Laws or reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, at the time or times required by applicable Laws or if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Laws or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation either (A) set forth in Section 3.01(e)(ii)(A), (ii)(B) and (ii)(D) below or (B) required by applicable Laws other than the Code or the taxing authorities of the jurisdiction pursuant to such applicable Laws to comply with the requirements for exemption or reduction of withholding tax in that jurisdiction) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender 54 1006836498v2 becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (I) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (II) executed originals of IRS Form W-8ECI; (III) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit K-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN or W-8BEN-E, as applicable; or (IV) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit K-2 or Exhibit K-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit K-4 on behalf of each such direct and indirect partner; (C) any Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by 55 1006836498v2 law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of this Agreement, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). (iii) The Administrative Agent shall deliver to the Borrower on or prior to the date on which it becomes the Administrative Agent under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower), executed originals of IRS Form W-9 (and/or other applicable tax forms) certifying that the Administrative Agent is exempt from U.S. federal withholding tax. (iv) The Administrative Agent and each Lender agree that if any form or certification it previously delivered pursuant to this Section 3.01 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (f) Treatment of Certain Refunds. Unless required by applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender, or have any obligation to pay to any Lender, any refund of Taxes withheld or deducted from funds paid for the account of such Lender. If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by any Loan Party or with respect to which any Loan Party has paid additional amounts pursuant to this Section 3.01, it shall pay to such Loan Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by a Loan Party under this Section 3.01 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such Recipient, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that each Loan Party, upon the request of the Recipient, agrees to repay the amount paid over to such Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Recipient in the event the Recipient is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection (f), in no event will the applicable Recipient be required to pay any amount to such Loan Party pursuant to this subsection (f) the payment of which would place the Recipient in a less favorable net after-Tax position than such Recipient would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection (f) shall not be construed to require any Recipient to make available its tax returns (or any other information relating to its Taxes that it deems confidential) to any Loan Party or any other Person. (g) [Reserved]. (h) Survival. Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a 56 1006836498v2

Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations.

3.02 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to determine or charge interest rates based upon the ~~LIBO~~Adjusted Term SOFR Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the applicable interbank market, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, (i) any obligation of such Lender to make or continue ~~Eurocurrency Rate~~Term Benchmark Loans or to convert Base Rate Loans to ~~Eurocurrency Rate~~Term Benchmark Loans, shall be suspended, and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the ~~LIBO~~Adjusted Term SOFR Rate component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the ~~LIBO~~Adjusted Term SOFR Rate component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or convert all ~~Eurocurrency Rate~~Term Benchmark Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the ~~LIBO~~Adjusted Term SOFR Rate component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such ~~Eurocurrency Rate~~Term Benchmark Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such ~~Eurocurrency Rate~~Term Benchmark Loans and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the ~~LIBO~~Adjusted Term SOFR Rate, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the ~~LIBO~~Adjusted Term SOFR Rate component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the ~~LIBO~~Adjusted Term SOFR Rate. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted.

3.03 [Reserved].

3.04 Increased Costs~~; Reserves on Eurocurrency Rate Loans~~.

(a) Increased Costs Generally. If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender~~ (except any reserve requirement contemplated by Section 3.04(e), other than as set forth below)~~;

(ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

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(iii) impose on any Lender or the Londonapplicable offshore interbank market any other condition, cost or expense (in each case, other than Taxes) affecting this Agreement or Eurocurrency RateTerm Benchmark Loans made by such Lender; and the result of any of the foregoing shall be to increase the cost to such Lender of making converting to, continuing or maintaining any Loan the interest on which is determined by reference to the LIBOAdjusted Term SOFR Rate (or of maintaining its obligation to make any such Loan), or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or any other amount) then, upon request of such Lender, the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered; provided that such amounts shall be consistent conceptually with amounts that the Lender is generally charging other similarly situated borrowers and shall not be duplicative of any amounts paid by the Borrower under any other provision of this Agreement. (b) Capital Requirements. If any Lender determines that any Change in Law affecting such Lender or any Lending Office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered; provided that such amounts shall be consistent conceptually with amounts that such Lender is generally charging other similarly situated borrowers and shall not be duplicative of any amounts paid by the Borrower under any other provision of this Agreement. (cb) Certificates for Reimbursement. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof. (dc) Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to the foregoing provisions of this Section 3.04 shall not constitute a waiver of such Lender’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof). (e) Additional Reserve Requirements. The Borrower shall pay to each Lender, (i) as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as “Eurocurrency liabilities”), additional interest on the unpaid principal amount of each Eurocurrency Rate Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), and (ii) as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any other central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Eurocurrency 58 1006836498v2

Rate Loans, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Commitment or Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which in each case shall be due and payable on each date on which interest is payable on such Loan, provided the Borrower shall have received at least 10 days’ prior notice (with a copy to the Administrative Agent) of such additional interest or costs from such Lender. If a Lender fails to give notice 10 days prior to the relevant Interest Payment Date, such additional interest or costs shall be due and payable 10 days from receipt of such notice. 3.05 Compensation for Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of: (a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (or, if after the effectiveness of a Benchmark Replacement to Adjusted Daily Simple SOFR, the Interest Payment Date for such Loan) (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); (b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower; (c) [reserved]; or (d) any assignment of a Eurocurrency RateTerm Benchmark Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 11.13; including any foreign exchange losses and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan, from fees payable to terminate the deposits from which such funds were obtained or from the performance of any foreign exchange contract, but excluding any loss of profits or margin. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing. For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurocurrency RateTerm Benchmark Loan made by it at the LIBOAdjusted Term SOFR Rate for such Loan by a matching deposit or other borrowing in the offshore interbank market for such currency for a comparable amount and for a comparable period, whether or not such Eurocurrency RateTerm Benchmark Loan was in fact so funded. 3.06 Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. Each Lender may make any Loan to the Borrower through any Lending Office, provided that the exercise of this option shall not affect the obligation of the Borrower to repay the Loan in accordance with the terms of this Agreement. If any Lender requests compensation under Section 3.04, or requires the Borrower to pay Indemnified Taxes or any additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then at the request of the Borrower such Lender shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case 59 1006836498v2 may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or to the Administrative Agent or any Governmental Authority for the account of any Lender pursuant to Section 3.01 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 3.06(a), the Borrower may replace such Lender in accordance with Section 11.13. 3.07 Survival. All obligations of the Loan Parties under this Article III shall survive termination of the Aggregate Commitments, repayment of all other Obligations hereunder and resignation of the Administrative Agent. ARTICLE IV. CONDITIONS PRECEDENT TO LOANS 4.01 Conditions of Effectiveness. The effectiveness of this Agreement is subject to satisfaction or waiver in accordance with Section 11.01 of the following conditions: (a) The Administrative Agent’s receipt of this Agreement, properly executed by a Responsible Officer of the Borrower, dated the Effective Date. (b) The Administrative Agent shall have received Notes executed by the Borrower in favor of each Lender requesting Notes. (c) The Arrangers shall have received at least three Business Days prior to the Effective Date all documentation and information as is reasonably requested in writing by the Administrative Agent, at least 10 Business Days prior to the Effective Date, about the Borrower required by U.S. regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act. If the Borrower qualifies as a “legal entity” customer under 31 C.F.R. § 1010.230, the Borrower shall have delivered to each requesting Lender at least three Business Days prior to the Effective Date (to the extent requested by such Lender at least 10 Business Days prior to the Effective Date) a Beneficial Ownership Certification in relation to the Borrower. (d) All fees and reimbursement of expenses invoiced no later than two Business Days prior to the Effective Date related to the Transactions payable to the Arrangers, the Administrative Agent or the Lenders shall have been paid to the extent due. (e) The Administrative Agent shall have received the following, each properly executed by a Responsible Officer of the Borrower, each dated the Effective Date (or, in the case of certificates of governmental officials, a recent date before the Effective Date): (i) such certificates or resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of the Borrower as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer 60 1006836498v2 thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which the Borrower is a party; and (ii) such documents and certifications as the Administrative Agent may reasonably require to evidence that the Borrower is duly organized or formed, and that the Borrower is validly existing and in good standing in its jurisdiction of organization. Without limiting the generality of the provisions of the last paragraph of Section 9.03, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Effective Date specifying its objection thereto. The Administrative Agent shall give the Borrower and the Lenders notice of occurrence of the Effective Date. The giving of such notice by the Administrative Agent shall conclusively be deemed to constitute an acknowledgement by the Administrative Agent and each Lender that each of the conditions precedent set forth in this Section 4.01 shall have been satisfied in accordance with its respective terms or shall have been irrevocably waived by such Person. 4.02 Conditions to Closing Date. The obligation of each Lender to honor any request for a Loan on the Closing Date is subject to the satisfaction or waiver in accordance with Section 11.01 of the following conditions precedent: (a) The Arrangers shall have received an officer’s certificate from the Borrower certifying that (a) the conditions to the Combination set forth in the Business Combination Agreement (without giving effect to any Alternative Transaction Structure (as defined in the Business Combination Agreement), modifications, consents, amendments (including amendments to the Business Combination Agreement in connection with the implementation of any Alternative Transaction Structure) or waivers thereto by Discovery that in each case are materially adverse to the interests of the Lenders or the Arrangers, in their capacities as such) and conditions to the Contribution and Distribution set forth in the Separation and Distribution Agreement (without giving effect to any modifications, consents, amendments or waivers thereto by Discovery that in each case are materially adverse to the interests of the Lenders or the Arrangers, in their capacities as such) (in each case, it being understood and agreed that (i) changes in the amount of the Special Cash Payment pursuant to the Transaction Agreements in effect on the date hereof shall not be deemed to be materially adverse to the interests of the Lenders or the Arrangers and shall not require the consent of the Arrangers if, in the case of a reduction of the Special Cash Payment, first, at the option of the Borrower, the commitments in respect of the Bridge Facility are reduced dollar for dollar in accordance with the Commitment Letter, and, second, the commitments in respect of the Loans are reduced dollar for dollar (applied pro rata between the Tranche 1 Commitment and the Tranche 2 Commitment) and (ii) any change in the definition of “RMT Partner Material Adverse Effect” in the Business Combination Agreement shall be deemed to be materially adverse to the Lenders and the Arrangers, in their capacities as such), unless the Arrangers shall have provided their written consent thereto (such consent not to be unreasonably withheld, conditioned or delayed), in each case, other than such conditions that by their nature are to be satisfied upon the closing of such transaction, have been satisfied or waived or are expected to be satisfied and waived on the Closing Date or one Business Day thereafter and (b) the Distribution is expected to be, the Combination is expected to be and the Contribution has been or is expected to be consummated on the Closing Date or one Business Day thereafter. (b) Since the date of the Business Combination Agreement, there shall not have occurred any Effect (as defined in the Business Combination Agreement as in effect on May 17, 2021) that, 61 1006836498v2 individually or in the aggregate, has had or would reasonably be expected to have an RMT Partner Material Adverse Effect (as defined in the Business Combination Agreement as in effect on May 17, 2021). (c) All fees and reimbursement of expenses invoiced no later than two Business Days prior to Closing Date related to the Transactions payable to the Arrangers, the Administrative Agent or the Lenders shall have been paid to the extent due. (d) The Arrangers shall have received (i) audited consolidated annual balance sheets and related statements of operations and comprehensive income, stockholders equity and cash flows of the Spinoff Business for the three most recently completed fiscal years ended at least 90 days before the Closing Date, (ii) unaudited interim consolidated balance sheets and related statements of operations and comprehensive income and cash flows of the Spinoff Business for any subsequent interim financial period ended at least 60 days prior to the Closing Date, and for the comparable period of the prior fiscal year, (iii) audited consolidated annual balance sheets and related statements of operations and comprehensive income, stockholders equity and cash flows of the Discovery Business for the three most recently completed fiscal years ended at least 60 days before the Closing Date, (iv) unaudited interim consolidated balance sheets and related statements of operations and comprehensive income and cash flows of the Discovery Business for any subsequent interim financial period ended at least 40 days prior to the Closing Date, and for the comparable period of the prior fiscal year and (v) customary unaudited pro forma financial statements of the Combined Business giving effect to the Transactions, as of the date of and for the period ending on the date of the latest financial statements pursuant to the above clauses, in each case as required by and prepared in compliance with Rule 3-05 and Article 11 of Regulation S-X under the Securities Act, as applicable, regardless of when Discovery is required to file such financial statements with the Securities and Exchange Commission, and in each of (i) through (v) meeting the requirements of Regulation S-X under the Securities Act. The public filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended of any of the foregoing financial statements, will satisfy the requirements under clauses (i), (ii), (iii) or (iv), as applicable, of the first sentence of this paragraph. The Arrangers hereby acknowledge receipt of the financial statements for the Discovery Business for the fiscal years ended December 31, 2020, December 31, 2019 and December 31, 2018 and for the fiscal quarter ended March 31, 2021. (e) The Administrative Agent shall have received a certificate of the chief financial officer or treasurer (or other comparable officer) of the Borrower substantially in the form of Exhibit L. (f) The Specified Representations and the Combination Transaction Representations shall be true and correct in all material respects on and as of the Closing Date (although any Specified Representation or Combination Transaction Representation which expressly relates to a given date or period shall be required only to be true and correct in all material respects as of the respective date or for the respective period, as the case may be). (g) The Administrative Agent shall have received a Committed Loan Notice for the Borrowing to occur on the Closing Date. (h) The Administrative Agent shall have received a certificate from a Responsible Officer of the Borrower certifying as to the satisfaction of the conditions precedent contained in Section 4.02(b) and (f). 62 1006836498v2

(i) The Administrative Agent shall have received a customary legal opinion from internal counsel of the Borrower (or a parent of the Borrower) or other counsel, in each case, reasonably acceptable to the Arrangers and the Administrative Agent. Without limiting the generality of the provisions of the last paragraph of Section 9.03, for purposes of determining compliance with the conditions specified in this Section 4.02, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Closing Date specifying its objection thereto. Without limiting the Lenders’ rights and remedies under Article VIII hereunder, the making of the Loans shall conclusively be deemed to constitute an acknowledgement by the Administrative Agent and each Lender that each of the conditions precedent set forth in this Section 4.02 shall have been satisfied in accordance with its respective terms or shall have been irrevocably waived by such Person. ARTICLE V. REPRESENTATIONS AND WARRANTIES Each Loan Party represents and warrants to the Administrative Agent and the Lenders on (a) (other than with respect to the representations that are stated to be made as of the Closing Date and Section 5.20) the Effective Date and (b) the Closing Date that: 5.01 Existence, Qualification and Power. Each Loan Party and each Subsidiary of the Borrower (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (c) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (a) (with respect to non-Loan Parties only), (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. 5.02 Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is party, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any Subsidiary of the Borrower or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law, except in each case referred to in clause (b) or (c), to the extent that such conflict or violation could not reasonably be expected to have a Material Adverse Effect. 5.03 Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, other than (i) any thereof as have been obtained, taken or made on or prior to the Closing Date and (ii) filings with the SEC to the extent required by the Securities Exchange Act of 1934. 63 1006836498v2

5.04 Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against such Loan Party in accordance with its terms, except as may be limited by applicable Debtor Relief Laws and general principles of equity, regardless of whether considered in a proceeding in equity or at law. 5.05 [Reserved]. 5.06 Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Loan Parties, threatened, at law, in equity, in arbitration or before any Governmental Authority, by or against Discovery (solely upon and after the consummation of the Combination Transactions), the Borrower or any of the Borrower’s Subsidiaries or against any of their properties or revenues (a) that purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby, or (b) as to which there is a reasonable possibility of an adverse determination and that, if determined adversely, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. 5.07 No Default. No Loan Party nor any Subsidiary of the Borrower is in default under or with respect to any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document. 5.08 Ownership of Property; Liens. Each of the Borrower and each of its Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The property of the Borrower and its Subsidiaries is subject to no Liens, other than Liens permitted by Section 7.01. 5.09 Environmental Compliance. The effect of existing Environmental Laws and claims alleging potential liability or responsibility for violation of any Environmental Law on the respective businesses, operations and properties of the Borrower and its Subsidiaries could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 5.10 Insurance. The properties (if any) of the Borrower and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Borrower or, solely upon and after the consummation of the Combination Transactions, Discovery, in such amounts (after giving effect to any self-insurance compatible with the following standards), with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower or the applicable Subsidiary operates. 5.11 Taxes. Discovery (solely upon and after the consummation of the Combination Transactions), the Borrower and the Borrower’s Subsidiaries have filed all United States federal, state and other material tax returns and reports required to be filed, and have paid all United States federal, state and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except (a) those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect. There is no proposed tax assessment 64 1006836498v2 against Discovery (solely upon and after the consummation of the Combination Transactions), the Borrower or any of the Borrower’s Subsidiaries that would, if made, have a Material Adverse Effect. 5.12 ERISA Compliance. (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state laws, except where noncompliance could not reasonably be expected to result in aggregate liability to Discovery (solely upon and after the consummation of the Combination Transactions), the Borrower or any of their respective Subsidiaries in excess of the Threshold Amount. Each Pension Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter from the IRS to the effect that the form of such Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the IRS to be exempt from federal income tax under Section 501(a) of the Code, or an application for such a letter is currently being processed by the IRS. To the best knowledge of the Borrower, nothing has occurred that would prevent or cause the loss of such tax-qualified status. (b) There are no pending or, to the best knowledge of the Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect. (c) (i) No ERISA Event has occurred, and neither the Borrower nor any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan; (ii) the Borrower and each of its ERISA Affiliates and, solely upon and after the consummation of the Combination Transactions, Discovery and each of its ERISA Affiliates, has met all applicable requirements under the Pension Funding Rules in respect of each Pension Plan, and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained; (iii) as of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is 60% or higher and neither the Borrower nor any of its ERISA Affiliates and, solely upon and after the consummation of the Combination Transactions, neither Discovery nor any of its ERISA Affiliates knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage for any such plan to drop below 60% as of the most recent valuation date; (iv) neither the Borrower nor any of its ERISA Affiliates and solely upon and after the consummation of the Combination Transactions, neither Discovery nor any of its ERISA Affiliates has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid; (v) neither the Borrower nor any of its ERISA Affiliates and solely upon and after the consummation of the Combination Transactions, neither Discovery nor any of its ERISA Affiliates has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA; and (vi) no Pension Plan has been terminated by the plan administrator thereof nor by the PBGC, and no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan. (d) Neither the Borrower nor any of its ERISA Affiliates and, solely upon and after the consummation of the Combination Transactions, neither Discovery nor any of its ERISA Affiliates, maintains or contributes to, or has any unsatisfied obligation to contribute to, or liability under, any active or terminated Pension Plan other than (A) on the Effective Date, those listed on Schedule 5.12 hereto and (B) thereafter, Pension Plans not otherwise prohibited by this Agreement. 65 1006836498v2

(e) The Borrower represents and warrants as of the Closing Date that it is not and will not be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans or the Commitments. 5.13 Subsidiaries; Joint Ventures. As of the Effective Date, the Borrower has no Subsidiaries other than those specifically disclosed in Part (a) of Schedule 5.13. As of the Effective Date all of the outstanding Equity Interests in the Borrower and in each of its Subsidiaries have been validly issued, are fully paid and nonassessable, and are owned by the Person and in the amounts as specified on Part (a) of Schedule 5.13, free and clear of all Liens, other than restrictions on transfer under applicable securities Laws. As of the Effective Date, neither the Borrower nor any of its Subsidiaries has any equity investments in any Joint Venture other than those specifically disclosed in Part (b) of Schedule 5.13. 5.14 Margin Regulations; Investment Company Act. (a) No Loan Party is engaged or will engage, principally, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock. No part of the proceeds of any Loan will be used for any purpose that violates the provisions of Regulation U. As of the Closing Date, after giving effect to the application of the proceeds of each Loan, not more than twenty-five percent (25%) of the value of the assets (either of the Borrower only or of the Borrower and its Subsidiaries on a consolidated basis) subject to the provisions of Section 7.01 or Section 7.05 or subject to any restriction contained in any agreement or instrument between a Loan Party and any Lender or any Affiliate of any Lender relating to Indebtedness and within the scope of Section 8.01(e) will be margin stock (within the meaning of Regulation U issued by the FRB). (b) None of Discovery, the Borrower, or any of their respective Subsidiaries is or is required to be registered as an “investment company” under the Investment Company Act of 1940. 5.15 Disclosure. No written report, financial statement, certificate or other written information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case, as modified or supplemented by other information so furnished) taken as a whole contains as of the Closing Date any material misstatement of fact or omits to state as of the Closing Date any material fact necessary to make the statements therein, taken as a whole, in the light of the circumstances under which they were made, not misleading at the time they were so provided; provided that, with respect to projected financial information, each Loan Party represents only that such information was prepared in good faith based upon assumptions believed by such Loan Party to be reasonable at the time (it being understood and agreed that financial projections are not a guarantee of financial performance and actual results may differ from financial projections and such differences may be material). 5.16 Compliance with Laws. Each Loan Party and each Subsidiary of the Borrower is in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. 5.17 Taxpayer Identification Number; Other Identifying Information. The true and correct U.S. taxpayer identification number of the Borrower is set forth on Schedule 11.02. 66 1006836498v2

5.18 Intellectual Property; Licenses, Etc. The Borrower and its Subsidiaries own, or possess the right to use, all of the trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights (collectively, “IP Rights”) that are material to the operation of their respective businesses, without conflict with the rights of any other Person, except for any such conflicts which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. To the best knowledge of each Loan Party, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Borrower or Subsidiary of the Borrower infringes upon any rights held by any other Person, except for any such infringement which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. No claim or litigation regarding any of the foregoing is pending or, to the best knowledge of each Loan Party, threatened, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. 5.19 Sanctions Restrictions. Neither the Borrower, nor any of its Subsidiaries, nor, to the knowledge of the Borrower and its Subsidiaries, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity currently targeted by any Sanctions, nor is the Borrower or any Subsidiary located, organized or resident in a Designated Jurisdiction. 5.20 Use of Proceeds. The Borrower will not knowingly, directly or indirectly, use any part of the proceeds of any Loan in material violation of the Act or the Foreign Corrupt Practices Act of 1977. The Borrower will not knowingly, directly or indirectly, use any part of the proceeds of any Loan in violation of applicable Sanctions. 5.21 Anti-Corruption Laws. The Borrower and its Subsidiaries have instituted and maintained policies and procedures designed to promote and achieve compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other applicable anti-corruption legislation in other jurisdictions. 5.22 Affected Financial Institutions. No Loan Party is an Affected Financial Institution. 5.23 Covered Entities. No Loan Party is a Covered Entity. ARTICLE VI. AFFIRMATIVE COVENANTS So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied each Loan Party shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02, and 6.03) cause each Subsidiary of the Borrower to: 6.01 Financial Statements. Deliver to the Administrative Agent (for delivery to each Lender): (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Spinoff Business (commencing with the fiscal year ending December 31, 2021), a consolidated balance sheet of the Spinoff Business as at the end of such fiscal year, and the related consolidated statements of income or operations, changes in shareholders’ equity, and cash flows for such fiscal year, together with condensed consolidating financial information, if any, provided to holders of any indebtedness of the Spinoff Business in an outstanding principal amount in excess of the Threshold Amount, all in reasonable detail and prepared in accordance with GAAP, such consolidated statements to be audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Required Lenders (it being understood and 67 1006836498v2 agreed that each of Ernst & Young LLP and PricewaterhouseCoopers LLP is acceptable to the Lenders), which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit; and (b) as soon as available, but in any event within 60 days after the end of each of the first three fiscal quarters of each fiscal year of the Spinoff Business (commencing with the fiscal quarter ending September 30, 2021), a consolidated balance sheet of the Spinoff Business as at the end of such fiscal quarter, and the related consolidated statements of income or operations for such fiscal quarter and for the portion of the Spinoff Business’s fiscal year then ended, and the related consolidated statements of changes in shareholders’ equity, and cash flows for the portion of the Spinoff Business’s fiscal year then ended, together with condensed consolidating financial information, if any, provided to holders of any indebtedness of the Spinoff Business in an outstanding principal amount in excess of the Threshold Amount, and setting forth in each case in comparative form, as applicable, the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, (A) such consolidated statements to be certified by a Responsible Officer of the Borrower as fairly presenting in all material respects the financial condition, results of operations, shareholders’ equity and cash flows of the Spinoff Business in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes and (B) any such consolidating statements to be certified by a Responsible Officer of the Spinoff Business to the effect that such statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of the Spinoff Business. As to any information contained in materials furnished pursuant to Section 6.02(c), the Loan Parties shall not be separately required to furnish such information under subsection (a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Loan Parties to furnish the information and materials described in subsections (a) and (b) above at the times specified therein. Notwithstanding the foregoing, upon and after the consummation of the Combination Transactions, the obligations in subsections (a) and (b) above shall be satisfied by furnishing the applicable consolidated financial statements of Discovery and its Subsidiaries instead (it being further agreed that the furnishing of Discovery’s (A) annual report on Form 10-K for the applicable fiscal year, as filed with the SEC, shall satisfy the obligations in subsection (a) above and (B) quarterly report on Form 10-Q for the applicable fiscal quarter, as filed with the SEC, shall satisfy the obligations in subsection (b) above); provided that if Discovery shall hold material assets or have material operations other than through the Borrower and its Subsidiaries (including, after giving effect to Section 1.02(e)) as of the last day of the relevant reporting period, such financial statements shall be accompanied by consolidating information, which need not be audited or compliant with Regulation S-X, that explains in reasonable detail (as determined in good faith by the Borrower, which determination shall be conclusive) the non-equity differences between the financial information relating to Discovery and its Subsidiaries, on the one hand, and the information relating to the Borrower and its Subsidiaries (including, after giving effect to Section 1.02(e)) on a standalone basis, on the other hand. 6.02 Certificates; Other Information. Deliver to the Administrative Agent (for delivery to each Lender): (a) concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b) (commencing with the delivery of the financial statements for September 30, 2021), a duly completed Compliance Certificate signed by the chief executive officer, chief financial officer, treasurer, assistant treasurer or controller of the Borrower (or, solely upon and after the consummation of the Combination Transactions and solely with respect to the period covered by financial statements 68 1006836498v2 commencing on April 1, 2022, Discovery) (which delivery may, unless the Administrative Agent, or a Lender requests executed originals, be by electronic communication including fax or email and shall be deemed to be an original authentic counterpart thereof for all purposes); (b) promptly after any request by the Administrative Agent, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of (x) prior to the consummation of the Combination Transactions, the Borrower and (y) solely upon and after the consummation of the Combination Transactions, Discovery, in each case, by independent accountants in connection with the accounts or books of Discovery (solely upon and after the consummation of the Combination Transactions), the Borrower or any of their respective Subsidiaries, as applicable, or any audit of any of them; (c) promptly after the same are available, (i) copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of (A) prior to the consummation of the Combination Transactions, the Borrower and (B) solely upon and after the consummation of the Combination Transactions, Discovery, and (ii) copies of all annual, regular, periodic and special reports and registration statements which (A) prior to the consummation of the Combination Transactions, the Borrower and (B) solely upon and after the consummation of the Combination Transactions, Discovery, may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to the Administrative Agent pursuant hereto; (d) promptly after the furnishing thereof, copies of any statement or report furnished to any holder of any debt securities in an outstanding principal amount in excess of the Threshold Amount of any Loan Party or any Subsidiary of the Borrower pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Lenders pursuant to Section 6.01 or any other clause of this Section 6.02; (e) promptly, and in any event within 15 calendar days after receipt thereof by any Loan Party or any Subsidiary thereof, copies of each written notice or other correspondence received from the Division of Enforcement of the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of any Loan Party or any Subsidiary of the Borrower; and (f) promptly, such additional information regarding the business, financial or corporate affairs of Discovery (solely upon and after the consummation of the Combination Transactions), the Borrower or any of the Borrower’s Subsidiaries, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may from time to time reasonably request. Notwithstanding anything to the contrary in this Section 6.02, none of Discovery, the Borrower or any of its Subsidiaries will be required to disclose or permit the inspection or discussion of, any document, information or other matter (i) that constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or the Lenders (or their respective representatives) is prohibited by Requirement of Law or any binding agreement; provided that Discovery (solely upon and after the consummation of the Combination Transactions) and the Borrower agree to use commercially reasonable efforts to overcome any such Requirement of Law or any binding agreement, or (iii) that is subject to attorney client or similar privilege or constitutes attorney work product; provided, in each case, that none of the foregoing exceptions shall excuse the Borrower or Discovery, as applicable, from providing a duly completed Compliance Certificate in accordance with Section 6.02(a). 69 1006836498v2

Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(c) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower or (solely upon and after the consummation of the Combination Transactions) Discovery, as applicable, posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 11.02; or (ii) on which such documents are posted on behalf of the Borrower or (solely upon and after the consummation of the Combination Transactions) Discovery, as applicable, on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) the Borrower or (solely upon and after the consummation of the Combination Transactions) Discovery, as applicable, shall deliver paper copies of such documents to the Administrative Agent or any Lender upon its request to the Borrower or (solely upon and after the consummation of the Combination Transactions) Discovery, as applicable, to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) the Borrower or (solely upon and after the consummation of the Combination Transactions) Discovery, as applicable, shall notify the Administrative Agent and each Lender (by facsimile or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower or (solely upon and after the consummation of the Combination Transactions) Discovery, as applicable, with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. Each Loan Party hereby acknowledges that (a) the Administrative Agent and/or the Arrangers may, but shall not be obligated to, make available to the Lenders materials and/or information provided by or on behalf of the Loan Parties (the “Loan Party Materials”) by posting the Loan Party Materials on DebtDomain, IntraLinks, Syndtrak, ClearPar or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to any of the Loan Parties or their respective Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. Each Loan Party hereby agrees that so long as any Loan Party is the issuer of any outstanding debt or equity securities that are registered or issued pursuant to a private offering or is actively contemplating issuing any such securities (w) all Loan Party Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Loan Party Materials “PUBLIC”, each Loan Party shall be deemed to have authorized the Administrative Agent, the Arrangers and the Lenders to treat the Loan Party Materials as not containing any material non-public information with respect to any Loan Party or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent the Loan Party Materials constitute Information, they shall be treated as set forth in Section 11.07); (y) all Loan Party Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (z) the Administrative Agent and the Arrangers shall be entitled to treat the Loan Party Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” Notwithstanding the foregoing, no Loan Party shall be under any obligation to mark the Loan Party Materials “PUBLIC.” 70 1006836498v2

6.03 Notices. Promptly notify the Administrative Agent upon any Responsible Officer of Discovery (solely upon and after the consummation of the Combination Transactions) or the Borrower obtaining actual knowledge of: (a) the occurrence of any Default; (b) any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, a Contractual Obligation of Discovery (solely upon and after the consummation of the Combination Transactions), the Borrower or any of the Borrower’s Subsidiaries; (ii) any dispute, litigation, investigation, proceeding or suspension between Discovery (solely upon and after the consummation of the Combination Transactions), the Borrower or any of the Borrower’s Subsidiaries and any Governmental Authority; (iii) the commencement of, or any material development in, any litigation or proceeding affecting Discovery (solely upon and after the consummation of the Combination Transactions), the Borrower or any of the Borrower’s Subsidiaries, including pursuant to any applicable Environmental Laws; or (iv) the occurrence of any ERISA Event, in each case, that has resulted or could reasonably be expected to result in a Material Adverse Effect; (c) any material change in accounting policies or financial reporting practices by Discovery (solely upon and after the consummation of the Combination Transactions), the Borrower or any of the Borrower’s Subsidiaries; and (d) any announcement by S&P or Moody’s of any change in a Debt Rating. Each notice pursuant to this Section 6.03 (other than Section 6.03(d)) shall be accompanied by a statement of a Responsible Officer of the applicable Loan Party setting forth details of the occurrence referred to therein and stating what action the Loan Parties have taken and propose to take with respect thereto. Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached. 6.04 Payment of Obligations. Pay and discharge as the same shall become due and payable (subject to any applicable grace periods), all its obligations and liabilities, including (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets; (b) all lawful claims which, if unpaid, would by law become a Lien upon its property; and (c) all Indebtedness (other than Indebtedness that individually or in the aggregate does not exceed the Threshold Amount), as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness, unless, in each case, (i) the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by Discovery (solely upon and after the consummation of the Combination Transactions), the Borrower or such Subsidiary or (ii) the failure to so pay or discharge could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. 6.05 Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence and, if applicable, good standing under the Laws of the jurisdiction of its organization except (i) in a transaction permitted by Section 7.04 or 7.05 or (ii) in the case of a Subsidiary of the Borrower, where the failure to do so could not reasonably be expected to have a Material Adverse Effect; (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except in a transaction permitted by Section 7.04 or Section 7.05 or to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) preserve or renew all of its registered patents, 71 1006836498v2 trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect. 6.06 Maintenance of Properties. (a) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted; and (b) make all necessary repairs thereto and renewals and replacements thereof, in the case of each of clauses (a) and (b) except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. 6.07 Maintenance of Insurance. Solely upon and after the consummation of the Combination Transactions, maintain with financially sound and reputable insurance companies not Affiliates of the Borrower or, solely upon and after the consummation of the Combination Transactions, Discovery, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business and owning similar properties in localities where the Borrower or any of its Subsidiaries operates, of such types and in such amounts (after giving effect to any self insurance compatible with such standards) as are customarily carried under similar circumstances by such other Persons. 6.08 Compliance with Laws. Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect. 6.09 Books and Records. Maintain proper books of record and account in a manner to allow financial statements to be prepared in conformity with GAAP consistently applied in respect of all material financial transactions and matters involving the assets and business of (x) prior to the consummation of the Combination Transactions, the Borrower and its Subsidiaries, taken as a whole, and (y) solely upon and after the consummation of the Combination Transactions, Discovery and its Subsidiaries, taken as a whole. 6.10 Inspection Rights. Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its Responsible Officers at any meeting which may be scheduled for that purpose by the Administrative Agent (at the request of any Lender) not more than once in any six month period; provided that the Administrative Agent will give all Lenders and the Borrower not less than 5 Business Days advance notice of any such requested meeting; and provided, further, that when an Event of Default exists the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and without advance notice. Notwithstanding anything to the contrary in this Section 6.10, none of Discovery (solely upon and after the consummation of the Combination Transactions), the Borrower or any of their respective Subsidiaries will be required to disclose or permit the inspection or discussion of, any document, information or other matter (i) that constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or the Lenders (or their respective representatives) is prohibited by Requirement of Law or any binding agreement; provided that Discovery (solely upon and after the consummation of the Combination Transactions) and the Borrower agree to use commercially reasonable efforts to overcome any such Requirement of Law or any binding agreement or (iii) that is subject to attorney client or similar privilege or constitutes attorney work product (provided, that the Borrower shall 72 1006836498v2 notify the Administrative Agent promptly upon obtaining knowledge that any such document, information or other matter is being withheld). 6.11 Use of Proceeds. Use the proceeds of the Loans to (i) fund, in part, the Borrower Cash Distribution and to otherwise fund the other Transactions and (ii) pay fees and expenses related to the Transactions. 6.12 Approvals and Authorizations. Except to the extent that non-compliance could not reasonably be expected to have a Material Adverse Effect, maintain all authorizations, consents, approvals and licenses from, exemptions of, and filings and registrations with, each Governmental Authority of the jurisdiction in which each Loan Party that is a Foreign Subsidiary is organized and existing, and all approvals and consents of each other Person in such jurisdiction, in each case that are required in connection with the Loan Documents. 6.13 Sanctions. Maintain policies and procedures designed to promote and achieve compliance with Sanctions. 6.14 Anti-Corruption Laws. Maintain policies and procedures designed to promote and achieve compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other applicable anti-corruption legislation in other jurisdictions. 6.15 Joinder of Discovery, DCL and Scripps to this Agreement. Following the consummation of the Combination Transactions, the Borrower shall (x) cause DCL and Scripps to comply with this Agreement as if they were Subsidiaries of the Borrower and (y) cause Discovery, DCL and Scripps to sign a customary joinder agreement to this Agreement concurrently with the consummation of the Combination to Guarantee the Obligations hereunder as provided for in Article X and, in the case of any such joinder executed by Discovery, DCL and Scripps, causing counsel to the Borrower or Discovery to deliver a customary legal opinion relating thereto addressed to the Administrative Agent and the Lenders. 6.16 Additional Guarantors. Following the consummation of the Combination Transactions, if any Material Subsidiary of Discovery (other than a Securitization Subsidiary) guarantees Indebtedness for borrowed money of Discovery or the Borrower in an outstanding principal amount or committed amount in excess of the Threshold Amount, Discovery shall within 10 Business Days (as such time period may be extended by the Administrative Agent, in its sole discretion) cause such Material Subsidiary to execute a customary joinder to this Agreement to Guarantee the Obligations hereunder as provided for in Article X. ARTICLE VII. NEGATIVE COVENANTS So long as any Lender shall have any Commitment hereunder or any Loan or other Obligation hereunder shall remain unpaid or unsatisfied the Borrower shall not, nor shall it permit any of its Subsidiaries to (and solely upon and after the consummation of the Combination Transactions and solely in respect of the covenants and agreements in Section 7.04, Discovery shall not), directly or indirectly: 7.01 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following: (a) Liens pursuant to any Loan Document; 73 1006836498v2

(b) Liens existing on the date hereof and listed on Schedule 7.01 and any renewals or extensions thereof, provided that (i) the property covered thereby is not changed, (ii) the amount secured or benefited thereby is not increased except as contemplated by Section 7.03(b), and (iii) any renewal or extension of the obligations secured or benefited thereby is permitted by Section 7.03(b); (c) Liens for Taxes not yet delinquent or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP; (d) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, laborer’s, landlord’s or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP; (e) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA; (f) deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety bonds (other than bonds related to judgments or litigation), performance bonds and other obligations of a like nature incurred in the ordinary course of business, including cash collateralization in respect of letters of credit; (g) easements, rights-of-way, restrictions and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person; (h) Liens securing judgments for the payment of money not constituting an Event of Default under Section 8.01(h) or securing appeal or other surety bonds related to such judgments; (i) Liens encumbering the Borrower’s or any of its Subsidiaries’ (and, solely upon and after the consummation of the Combination Transactions, any of Discovery’s Subsidiaries’) equity interests or other Investments in any Joint Venture (i) securing obligations (other than Indebtedness) of the Borrower or such Subsidiary under the Joint Venture Agreement for such Joint Venture or (ii) in the nature of customary voting, equity transfer, redemptive rights or similar terms (other than Liens securing Indebtedness) under any such agreement; (j) Liens securing Indebtedness of a Subsidiary of the Borrower (and, solely upon and after the consummation of the Combination Transactions, a Subsidiary of Discovery) to the Borrower or another Subsidiary of the Borrower (and, solely upon and after the consummation of the Combination Transactions, another Subsidiary of Discovery) permitted under Section 7.03(c); provided, however, that, except as contemplated under Section 7.01(m), no promissory note or other instrument evidencing such Indebtedness shall be subject to any Lien or otherwise pledged in favor of any Person, other than the Borrower or a Subsidiary of the Borrower (and, solely upon and after the consummation of the Combination Transactions, a Subsidiary of Discovery); (k) Liens securing Indebtedness permitted under Section 7.03(e); provided that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness 74 1006836498v2 and (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition; (l) Liens incurred on any date of determination (including Liens securing Indebtedness permitted under Section 7.03(f)); provided that (i) at the time of the incurrence of such Lien no Designated Default or other Event of Default shall then exist and no Event of Default would result from such incurrence giving Pro Forma Effect to such Lien and (ii) the principal amount secured by such Liens together with, without duplication (A) all other then outstanding secured Indebtedness of the Borrower and its Subsidiaries permitted pursuant to this Section 7.01(l), (B) secured Indebtedness of the Borrower and its Subsidiaries and unsecured Indebtedness of Subsidiaries of the Borrower that are not Subsidiary Guarantors permitted pursuant to Section 7.03(b), (C) Indebtedness of the Borrower and its Subsidiaries permitted pursuant to Section 7.03(e), (D) secured Indebtedness of the Borrower and its Subsidiaries permitted pursuant to Section 7.03(f), and (E) other Indebtedness of Subsidiaries of the Borrower that are not Subsidiary Guarantors permitted pursuant to Section 7.03(g) , in aggregate, does not exceed the Permitted Priority Amount on such date; (m) Liens securing any of the Bonds if required pursuant to the terms thereof, provided, however, that the Obligations shall also be ratably secured by any such Lien on terms reasonably satisfactory to the Administrative Agent; (n) licenses, leases (other than Capital Leases) or subleases granted to others not interfering in any material respect with the business of the Borrower or any of its Subsidiaries (and, solely upon and after the consummation of the Combination Transactions, Discovery’s Subsidiaries); (o) any interest of title of a lessor under, and Liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases otherwise permitted by this Agreement; (p) normal and customary rights of setoff upon deposits of cash in favor of banks or other depository institutions; (q) Liens on assets of the Borrower or any of its Subsidiaries (and, solely upon and after the consummation of the Combination Transactions, Discovery’s Subsidiaries) maintained with providers of Banking Services; (r) Liens upon real property heretofore leased or leased after the Closing Date (under operating or Capital Leases) in the ordinary course of business by the Borrower or any of its Subsidiaries (and, solely upon and after the consummation of the Combination Transactions, Discovery’s Subsidiaries), as lessee, in favor of the lessor of such property created at the inception of the lease transaction, securing obligations of the Borrower or any of its Subsidiaries (and, solely upon and after the consummation of the Combination Transactions, Discovery’s Subsidiaries) under or in respect of such lease and extending to or covering only the property subject to such lease and improvements thereon; (s) Liens created in favor of a producer or supplier of television programming or films over distribution revenues and/or distribution rights which are allocable to such producer or supplier under related distribution agreements; (t) Liens of a collection bank arising under Section 4-208 of the New York Uniform Commercial Code (or similar provision of other applicable jurisdiction) on items in the course of collection; 75 1006836498v2

(u) Liens existing on property or assets of Discovery and its Subsidiaries as of, or provided for under written arrangements existing as of, the Closing Date (or, if later, the date of joinder of Discovery as a Guarantor hereunder); provided, however, that such Liens are not created in contemplation of the Combination Transactions, and that such Liens are limited to all or part of the same property or assets (plus improvements, accessions, proceeds or dividends or distributions in respect thereof) that secured (or, under the written arrangements under which such Liens arose, could secure) the obligations to which such Liens relate; (v) Liens on Securitization Assets securing or transferred pursuant to any Permitted Securitization Financing; (w) Liens on any amounts held by a trustee or other escrow agent under any indenture or other debt agreement issued in escrow pursuant to customary escrow arrangements pending the release thereof; (x) Liens consisting of or relating to the sale, transfer, distribution, or financing of motion pictures, video and television programs, sound recordings, books or rights with respect thereto or with groups who may receive tax benefits or other third-party investors in connection with the financing and/or distribution of such motion pictures, video and television programming, sound recordings or books in the ordinary course of business and the granting to the Borrower or any of its Subsidiaries of rights to distribute such motion pictures, video and television programming, sound recordings or books; provided, however, that no such Lien shall attach to any asset or right of the Borrower or any of its Subsidiaries (other than (1) the motion pictures, video and television programming, sound recordings, books or rights which were sold, transferred to or financed by groups who may receive tax benefits or third-party investors in question or the proceeds arising therefrom and (2) the stock or equity interests of a Subsidiary substantially all of the assets of which consist of such motion pictures, video and television programming, sound recordings, books or rights and related proceeds); (y) Liens on Works which either (1) existed on such Works before the time of their acquisition and were not created in anticipation thereof, or (2) were created solely for the purpose of securing obligations to financiers, producers, distributors, exhibitors, completion guarantors, inventors, copyright holders, financial institutions or other participants incurred in the ordinary course of business in connection with the acquisition, financing, production, completion, distribution or exhibition of Works; (z) any Liens on the office building and hotel complex located in Atlanta, Georgia known as the CNN Center Complex, including the parking decks for such complex (to the extent such parking decks are owned or leased by us or our Subsidiaries), or any portion thereof and all property rights therein and the products, revenues and proceeds therefrom created as part of any mortgage financing or sale-leaseback of the CNN Center Complex; (aa) Liens on satellite transponders and all property rights therein and the products, revenues and proceeds therefrom which secure obligations incurred in connection with the acquisition, utilization or operation of such satellite transponders or the refinancing of any such obligations; and (bb) Liens resulting from progress payments or partial payments under United States government contracts or subcontracts. 7.02 Investments. Make any Investments, except: 76 1006836498v2

(a) Investments held by the Borrower or any of its Subsidiaries existing on the date hereof; (b) Investments held by the Borrower or any of its Subsidiaries (and, solely upon and after the consummation of the Combination Transactions, held by Discovery’s Subsidiaries) in the form of cash or cash equivalents; (c) (i) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, (ii) Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss; and (iii) Investments received in connection with a Disposition permitted under Section 7.05; (d) Guarantees or Swap Contracts permitted by Section 7.03; and, to the extent constituting Investments, Restricted Payments permitted by Section 7.06; (e) Investments (i) by the Borrower in any wholly-owned Subsidiary of the Borrower (and, solely upon and after the consummation of the Combination Transactions, in any wholly-owned Subsidiary of Discovery) and (ii) by any Subsidiary of the Borrower (and, solely upon and after the consummation of the Combination Transactions, by any Subsidiary of Discovery) in any wholly-owned Subsidiary of the Borrower (and, solely upon and after the consummation of the Combination Transactions, in any wholly-owned Subsidiary of Discovery); (f) other Investments not otherwise permitted under this Section 7.02; provided that at the time of such Investment no Designated Default or any other Event of Default shall then exist and no Event of Default would result from such Investment giving Pro Forma Effect to such Investment; (g) any Investment held by Discovery and its Subsidiaries as of, or entered into pursuant to written arrangements existing as of, the Closing Date (or, if later, the date of joinder of Discovery as a Guarantor hereunder) so long as such Investment was not acquired by such Person in contemplation of the Combination Transactions; (h) Investments made by the Borrower or any of its Subsidiaries pursuant to or in connection with the Transactions; (i) the Borrower or any of its Subsidiaries (and, solely upon and after the consummation of the Combination Transactions, any Subsidiary of Discovery) may make investments to consummate or otherwise pursuant to any Permitted Securitization Financing; (j) Investments consisting of or relating to the sale, transfer, distribution, or financing of motion pictures, video and television programs, sound recordings, books or rights with respect thereto or with groups who may receive tax benefits or other third-party investors in connection with the financing and/or distribution of such motion pictures, video and television programming, sound recordings or books in the ordinary course of business and the granting to the Borrower or any of its Subsidiaries of rights to distribute such motion pictures, video and television programming, sound recordings or books; (k) Investments made by the Borrower or any of its Subsidiaries prior to the consummation of the Combination Transactions in connection with any intercompany receivables, payables, loans and balances between AT&T or any of its Subsidiaries, on the one hand, and the Borrower or any of its Subsidiaries, on the other hand, including in connection with the satisfaction or settlement thereof; and 77 1006836498v2

(l) Investments made pursuant to or in connection with the Transactions (including, for the avoidance of doubt, any Investments permitted under the Transaction Agreements). 7.03 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except: (a) Indebtedness under the Loan Documents; (b) Indebtedness outstanding on the date hereof listed on Schedule 7.03 and any refinancings, refundings, renewals or extensions thereof; provided that (i) the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder and (ii) in the case of any such Indebtedness of the Borrower, no Subsidiary of the Borrower that is not a Subsidiary Guarantor shall become liable in respect of such Indebtedness; (c) (i) Indebtedness (other than Guarantees) (A) of the Borrower to any of its wholly-owned Subsidiaries, (B) of any wholly-owned Subsidiary of the Borrower (and, solely upon and after the consummation of the Combination Transactions, of any wholly-owned Subsidiary of Discovery) to the Borrower or any other such Subsidiary, and (C) of any non-wholly-owned Subsidiary of the Borrower (and, solely upon and after the consummation of the Combination Transactions, of any non-wholly-owned Subsidiary of Discovery) to the Borrower or any wholly-owned Subsidiary of the Borrower; and (ii) Guarantees (A) of the Borrower in respect of Indebtedness otherwise permitted hereunder of any wholly-owned Subsidiary of the Borrower (and, solely upon and after the consummation of the Combination Transactions, of any wholly-owned Subsidiary of Discovery), and (B) of any Subsidiary of the Borrower (and, solely upon and after the consummation of the Combination Transactions, of any Subsidiary of Discovery) in respect of Indebtedness otherwise permitted hereunder of the Borrower or any wholly-owned Subsidiary of the Borrower (and, solely upon and after the consummation of the Combination Transactions, of any non-wholly-owned Subsidiary of Discovery); (d) obligations (contingent or otherwise) of the Borrower or any of its Subsidiaries (and, solely upon and after the consummation of the Combination Transactions, any Subsidiary of Discovery) existing or arising under any Swap Contract; provided that (i) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by the Borrower or any of its Subsidiaries, or changes in the value of securities issued by any such Person, and not for purposes of speculation or taking a “market view;” and (ii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party; (e) Indebtedness in respect of Capital Leases, Synthetic Lease Obligations and purchase money obligations for fixed or capital assets within the limitations set forth in Section 7.01(k); provided, however, that the aggregate amount of all such Indebtedness outstanding on any date, together with, without duplication (A) all other then outstanding secured Indebtedness of the Borrower and its Subsidiaries permitted pursuant to this Section 7.03(e), (B) secured Indebtedness of the Borrower and its Subsidiaries and unsecured Indebtedness of Subsidiaries of the Borrower that are not Subsidiary Guarantors permitted pursuant to Section 7.03(b), (C) Indebtedness secured by Liens permitted pursuant to Section 7.01(l), (D) secured Indebtedness of the Borrower and its Subsidiaries permitted pursuant to Section 7.03(f), and (E) other Indebtedness of Subsidiaries of the Borrower that are not Subsidiary 78 1006836498v2

Guarantors permitted pursuant to Section 7.03(g) , in aggregate, shall not exceed the Permitted Priority Amount on such date; (f) other secured Indebtedness of the Borrower and its Subsidiaries (and, solely upon and after the consummation of the Combination Transactions, Subsidiaries of Discovery); provided that (i) at the time of the incurrence of such Indebtedness no Designated Default or other Event of Default shall then exist and no Event of Default would result from such incurrence giving Pro Forma Effect to such Indebtedness, and (ii) the Indebtedness incurred pursuant to this Section 7.03(f) on any date, together with, without duplication, all then outstanding (A) other secured Indebtedness of the Borrower and its Subsidiaries incurred pursuant to this Section 7.03(f), (B) secured Indebtedness of the Borrower and its Subsidiaries and unsecured Indebtedness of Subsidiaries of the Borrower that are not Subsidiary Guarantors permitted pursuant to Section 7.03(b), (C) unsecured Indebtedness of Subsidiaries of the Borrower that are not Subsidiary Guarantors permitted pursuant to Section 7.03(g), (D) Indebtedness of the Borrower and its Subsidiaries permitted pursuant to Section 7.03(e), (E) [reserved] and (F) Indebtedness secured by Liens permitted pursuant to Section 7.01(l), in aggregate, does not exceed the Permitted Priority Amount on such date; (g) unsecured Indebtedness of the Borrower and its Subsidiaries (and, solely upon and after the consummation of the Combination Transactions, Subsidiaries of Discovery); provided that (i) at the time of the incurrence of such Indebtedness no Designated Default or other Event of Default shall then exist and no Event of Default would result from such incurrence after giving Pro Forma Effect to such Indebtedness and (ii) in the case of the incurrence of any such Indebtedness by a Subsidiary of the Borrower that is not a Subsidiary Guarantor on any date, such Indebtedness, together with, without duplication, all then outstanding (A) other Indebtedness of Subsidiaries of the Borrower that are not Subsidiary Guarantors incurred pursuant to this Section 7.03(g), (B) secured Indebtedness of the Borrower and its Subsidiaries and unsecured Indebtedness of Subsidiaries of the Borrower that are not Subsidiary Guarantors permitted pursuant to Section 7.03(b), (C) secured Indebtedness of the Borrower and its Subsidiaries permitted pursuant to Section 7.03(f), (D) Indebtedness of the Borrower and its Subsidiaries permitted pursuant to Section 7.03(e), (E) [reserved] and (F) Indebtedness secured by Liens permitted pursuant to Section 7.01(l), in aggregate, does not exceed the Permitted Priority Amount on such date; (h) Indebtedness of the Borrower or any of its Subsidiaries (and, solely upon and after the consummation of the Combination Transactions, any Subsidiaries of Discovery) incurred in the ordinary course of business as an account party in respect of (i) letters of credit or (ii) any surety bonds, performance bonds, customs bonds, statutory, appeal or similar bonds, completion guarantees or other obligations of a like nature; (i) Indebtedness of Discovery and its Subsidiaries outstanding (or pursuant to commitments outstanding) as of the Closing Date so long as (except for Indebtedness incurred under Discovery’s revolving credit facility) such Indebtedness was not incurred in contemplation of the Combination Transactions and any refinancings, refundings, renewals or extensions thereof (which refinancing, refunding, renewal or extension may be incurred by the Borrower or any of its Subsidiaries); provided that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing; (j) Indebtedness of the Borrower and/or its Subsidiaries incurred pursuant to the Borrower Securities, the Combination Bonds and/or Bridge Facility and any refinancings, refundings, renewals or extensions thereof; provided that (i) the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other 79 1006836498v2 reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and (ii) no Subsidiary of the Borrower (and, solely upon and after the consummation of the Combination Transactions, no Subsidiary of Discovery) that is not a Subsidiary Guarantor shall become liable in respect of such Indebtedness; (k) Indebtedness under the TW Bonds and any refinancings, refundings, renewals or extensions thereof, in each case in a maximum principal amount at any time outstanding not exceeding in the aggregate the amount equal to (i) the amount outstanding under such Indebtedness on the Effective Date plus (ii) in the event of any refinancing of any such Indebtedness, the aggregate amount of fees, underwriting discounts, premiums and other costs and expenses incurred in connection with such refinancing; (l) Indebtedness of the Borrower or any of its Subsidiaries (and, solely upon and after the consummation of the Combination Transactions, any Subsidiaries of Discovery) pursuant to a Permitted Securitization Financing; (m) Indebtedness consisting of or relating to the sale, transfer, distribution, or financing of motion pictures, video and television programs, sound recordings, books or rights with respect thereto or with groups who may receive tax benefits or other third-party investors in connection with the financing and/or distribution of such motion pictures, video and television programming, sound recordings or books in the ordinary course of business and the granting to the Borrower or any of its Subsidiaries of rights to distribute such motion pictures, video and television programming, sound recordings or books; (n) Indebtedness of the Borrower or any of its Subsidiaries incurred prior to the consummation of the Combination Transactions in connection with any intercompany receivables, payables, loans and balances between AT&T or any of its Subsidiaries, on the one hand, and the Borrower or any of its Subsidiaries, on the other hand, including in connection with the satisfaction or settlement thereof; and (o) Indebtedness incurred by the Borrower or any of its Subsidiaries pursuant to or in connection with the Transactions (including, for the avoidance of doubt, any Indebtedness permitted under the Transaction Agreements). 7.04 Fundamental Changes. Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, (x) the Borrower or any of its Subsidiaries may merge with or into Discovery or any of its Subsidiaries pursuant to or in connection with the Transactions and (y) so long as no Designated Default or other Event of Default then exists and no Event of Default would result from such transaction after giving Pro Forma Effect to such transaction: (a) each Loan Party may merge with any other Person (other than another Loan Party); provided that (i) such Loan Party shall be the continuing or surviving Person, and (ii) immediately after giving effect to such merger such surviving Loan Party shall affirm its Obligations hereunder in a writing to the Lender Parties satisfactory to the Administrative Agent; (b) any Subsidiary of the Borrower (and, solely upon and after the consummation of the Combination Transactions, any Subsidiary of Discovery) may merge with (i) the Borrower, provided that the Borrower shall be the continuing or surviving Person and promptly after giving effect to such merger 80 1006836498v2 the Borrower shall reaffirm its Obligations hereunder in a writing to the Lender Parties satisfactory to the Administrative Agent, or (ii) any one or more other such Subsidiaries or any other Person; (c) any Subsidiary of the Borrower (and, solely upon and after the consummation of the Combination Transactions, any Subsidiary of Discovery) may Dispose of all or substantially all of its assets (upon voluntary liquidation, dissolution or otherwise) to the Borrower or to any other Person; and (d) Discovery may Dispose of all or substantially all of its assets to the Borrower or a Subsidiary of the Borrower. 7.05 Dispositions. Make any Disposition, except: (a) Dispositions of obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business; (b) Dispositions of inventory in the ordinary course of business; (c) Dispositions of equipment or real property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property; (d) Dispositions of property by the Borrower to any wholly-owned Subsidiary of the Borrower or by any Subsidiary of the Borrower to the Borrower or a wholly-owned Subsidiary of the Borrower; (e) licenses of IP Rights in the ordinary course of business; (f) Dispositions permitted by Section 7.04 and Restricted Payments permitted by Section 7.06; and (g) Dispositions by the Borrower and its Subsidiaries(and, solely upon and after the consummation of the Combination Transactions, Subsidiaries of Discovery) of property pursuant to sale-leaseback transactions and other Dispositions by the Borrower and its Subsidiaries (and, solely upon and after the consummation of the Combination Transactions, Subsidiaries of Discovery) not otherwise permitted under this Section 7.05; provided that at the time of such Disposition, no Designated Default or other Event of Default shall then exist and no Event of Default would result from such Disposition giving Pro Forma Effect to such Disposition; (h) Dispositions of Securitization Assets pursuant to a Permitted Securitization Financing; (i) Dispositions consisting of or relating to the sale, transfer, distribution, or financing of motion pictures, video and television programs, sound recordings, books or rights with respect thereto or with groups who may receive tax benefits or other third-party investors in connection with the financing and/or distribution of such motion pictures, video and television programming, sound recordings or books in the ordinary course of business and the granting to the Borrower or any of its Subsidiaries of rights to distribute such motion pictures, video and television programming, sound recordings or books; and (j) Dispositions pursuant to or in connection with the Transactions (including, for the avoidance of doubt, any Dispositions permitted under the Transaction Agreements). 81 1006836498v2

7.06 Restricted Payments. With respect to the Borrower and its Subsidiaries, declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, or issue or sell any of their respective Equity Interests, except that: (a) each Subsidiary of the Borrower (and, solely upon and after the consummation of the Combination Transactions, each Subsidiary of Discovery) may declare and make dividend payments in cash with respect to any class of Equity Interests of such Subsidiary to the then holders of such Equity Interests ratably according to their respective holdings; (b) the Borrower and each of its Subsidiaries (and, solely upon and after the consummation of the Combination Transactions, each of Discovery’s Subsidiaries) may declare and make dividend payments or other distributions payable solely in the common stock or other common Equity Interests of such Person to the then holders of such Equity Interests ratably according to their respective holdings; (c) solely upon and after the consummation of the Combination Transactions, the Borrower may declare and make dividend payments in cash to Discovery (directly or through any Subsidiary of Discovery) in an aggregate amount for any period not greater than an amount sufficient to permit Discovery to (i) make payments pursuant to and in accordance with stock option plans or other management plans for management or employees of Discovery, the Borrower and its Subsidiaries during such period, (ii) pay any Taxes of Discovery, the Borrower and its Subsidiaries which are due and payable, (iii) pay customary directors’ fees paid to the members of Discovery’s board of directors, in their capacity as such, and the reimbursement for necessary and reasonable out-of-pocket expenses of such members in their capacities as such, in each case arising from their direct service as members of such board of directors, (iv) pay ordinary course overhead expenses of Discovery (including administrative, legal, accounting and similar expenses payable to third parties), (v) pay customary third party advisor fees and expenses owed by Discovery in the ordinary course of its business, (vi) pay customary director and officers insurance premiums owed by Discovery with respect to its officers and directors in the ordinary course of its business and (vii) pay customary and reasonable indemnification claims made by directors and officers of Discovery; (d) the Borrower and each of its Subsidiaries (and, solely upon and after the consummation of the Combination Transactions, each Subsidiary of Discovery) may issue and sell their respective Equity Interests and may make Restricted Payments not otherwise permitted by this Section 7.06; provided that no Designated Default or any other Event of Default shall then exist and no Event of Default would result from such issuance and sale or such Restricted Payment, as the case may be, giving Pro Forma Effect to such issuance and sale or such Restricted Payment; (e) the Borrower may issue and sell (i) its common Equity Interests; provided that no Change of Control would result from such issuance and sale; and (ii) the Borrower may issue and sell its Equity Interest in connection with grants of such securities and stock options with respect to such securities pursuant to employment, benefit plans, service and severance arrangements with current and former officers, directors, consultants, advisors and employees of the Borrower or any Subsidiary of the Borrower, as determined in good faith by the board of directors or senior management of the Borrower or such Subsidiary, as applicable; (f) the Borrower or any of its Subsidiaries may make Restricted Payments pursuant to or in connection with the Transactions (including, for the avoidance of doubt, the Borrower Cash Distribution and any other Restricted Payments permitted under the Transaction Agreements); 82 1006836498v2

(g) the Borrower and its Subsidiaries (and, solely upon and after the consummation of the Combination Transactions, any Subsidiary of Discovery) may make any Restricted Payment as part of a Permitted Securitization Financing; (h) prior to the consummation of the Combination Transactions, the Borrower or any of its Subsidiaries may make any Restricted Payment. 7.07 Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by the Spinoff Business (and, solely upon and after the consummation of the Combination Transactions, Discovery’s Subsidiaries) on the date hereof (or, if later, the date of joinder of Discovery as a Guarantor hereunder), any other cable and other standard and nonstandard motion pictures, films, television, programming, multimedia, entertainment or education business, or any business substantially related or incidental thereto. 7.08 Transactions with Affiliates. Upon and after the consummation of the Combination Transactions, enter into any transaction of any kind with Discovery or any Affiliate of Discovery, whether or not in the ordinary course of business, other than (A) on terms substantially as favorable to the Borrower or such Subsidiary as would be obtainable by the Borrower or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate or (B) any such transaction or series of related or similar transactions involving an amount (in the case of such a transaction or transactions providing for periodic payments or installments, including the aggregate amount of such payments or installments, and in the case of Indebtedness, including the largest aggregate amount that may be outstanding thereunder and the largest amount of interest and fees that may become due thereunder in any twelve month period) not in excess of $60,000,000; provided that the foregoing restriction shall not apply to: (a) transactions otherwise permitted hereunder with a Joint Venture pursuant to a Joint Venture Agreement to which a Significant Shareholder and/or an Affiliate of a Significant Shareholder (other than the Borrower or any of its Subsidiaries) is also a party; provided that such Joint Venture Agreement is on terms substantially as favorable to the Borrower or such Subsidiary as would be obtainable by the Borrower or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate; (b) transactions otherwise permitted hereunder between or among the Borrower and any of its Subsidiaries (other than any Subsidiary of the Borrower that is a Joint Venture described in clause (a) above) or between and among any such Subsidiaries; (c) Guarantees made by the Borrower or any of its Subsidiaries otherwise permitted under Section 7.03 in respect of any Affiliate of such Person; (d) Restricted Payments permitted by Section 7.06; (e) (i) expense reimbursement, indemnities, salaries and other compensation to current and former officers, directors, consultants, advisors and employees of Discovery, the Borrower or any Subsidiary of the Borrower, or (ii) entering into (and payments under) employment, benefit plans, service and severance arrangements with current and former officers, directors, consultants, advisors and employees of Discovery, the Borrower or any Subsidiary of the Borrower, including, without limitation, grants of securities, stock options, and similar rights, as determined in good faith by the board of directors, a committee thereof or senior management of Discovery, the Borrower or such Subsidiary, as applicable; 83 1006836498v2

(f) transactions pursuant to or in connection with the Transactions; and (g) transactions pursuant to or in connection with any Permitted Securitization Financing. 7.09 Burdensome Agreements. Enter into any Contractual Obligation (other than this Agreement or any other Loan Document) that limits the ability: (a) of any Subsidiary of the Borrower to make Restricted Payments to the Borrower or any other Subsidiary of the Borrower or to otherwise transfer property to the Borrower, (b) of any Subsidiary of the Borrower to Guarantee the Obligations of the Borrower under this Agreement, or (c) of the Borrower or any Subsidiary of the Borrower to create, incur, assume or suffer to exist Liens on property of such Person to secure the Obligations of the Borrower under this Agreement; provided, however, that this Section shall not prohibit: (i) any negative pledge in favor of any holder of purchase money or other Indebtedness permitted under Sections 7.03(e), solely to the extent any such negative pledge relates to the property permitted to be encumbered by such Indebtedness; (ii) any such restrictions or conditions in favor of any other secured Indebtedness of the Borrower or any of its Subsidiaries permitted under Section 7.03(f); (iii) any such restrictions or conditions in favor of any unsecured Indebtedness of the Borrower or any of its Subsidiaries permitted under Section 7.03(g); (iv) any such restrictions or conditions in favor of (A) any Indebtedness of the Borrower or any of its Subsidiaries permitted under Section 7.03(i), 7.03(j) or 7.03(k) and (B) any Indebtedness permitted under Section 7.03(m) or 7.03(o); (v) any negative pledge in favor of any holder of any Indebtedness listed on Schedule 7.03 (and, in each case, any refinancing, refundings, renewals or extensions thereof to the extent permitted by Section 7.03(b)), so long as any such negative pledge is no more restrictive on the ability of the Borrower or any such Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person to secure the Obligations of the Borrower under this Agreement than is the negative pledge in such Indebtedness as of the date hereof; (vi) in the case of a Joint Venture that is a Subsidiary of the Borrower, customary obligations in the Joint Venture Agreement for any such Joint Venture that limit the Joint Venture’s ability to make Restricted Payments to, to Guarantee the Indebtedness of, and to create Liens on its property for the benefit of Indebtedness of, any holder of the Equity Interests of such Joint Venture (and neither the Borrower nor any Subsidiary of the Borrower a party to such Joint Venture Agreement shall waive their rights to the benefit of such obligations as against any other party thereto); (vii) customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder; 84 1006836498v2

(viii) customary provisions in leases and other contracts restricting the assignment thereof; (ix) restrictions and conditions in any indenture, agreement, document, instrument or other arrangement relating to the assets or business of any Subsidiary existing prior to the consummation of an acquisition in which such Subsidiary was acquired (and not created in contemplation of such acquisition); or (x) restrictions pursuant to or in connection with any Permitted Securitization Financing. 7.10 Use of Proceeds. Use the proceeds of any Loan, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose, except in each case in compliance with Regulation U, nor allow, after giving effect to the application of the proceeds of any Loan, more than twenty-five percent (25%) of the value of the assets (either of the Borrower only or of the Borrower and its Subsidiaries on a consolidated basis) subject to the provisions of Section 7.01 or Section 7.05 or subject to any restriction contained in any agreement or instrument between a Loan Party and any Lender or any Affiliate of any Lender relating to Indebtedness and within the scope of Section 8.01(e) to be margin stock (within the meaning of Regulation U issued by the FRB). 7.11 Financial Covenants. (a) Consolidated Interest Coverage Ratio. As of the last day of each Measurement Period (commencing with the last day of the first full fiscal quarter following the Closing Date), permit the Consolidated Interest Coverage Ratio to be less than 3.00:1.00. (b) Consolidated Leverage Ratio. As of the last day of each Measurement Period (commencing with the last day of the first full fiscal quarter following the Closing Date), permit the Consolidated Leverage Ratio to be greater than (i) from and after the last day of the first full fiscal quarter following the Closing Date to the Measurement Period ending on the last day of the first full fiscal quarter after the first anniversary of the Closing Date, 5.75:1.00, (ii) from and after the Measurement Period ending on the last day of the first full fiscal quarter after the first anniversary of the Closing Date to the Measurement Period ending on the last day of the first full quarter after the second anniversary of the Closing Date, 5.00:1.00, and (iii) thereafter, 4.50:1.00. 7.12 Sanctions Restrictions. Directly or indirectly, use the proceeds of any Loan, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other individual or entity, to fund any activities of or business with any individual or entity, or in any Designated Jurisdiction, that, at the time of such funding, is targeted by Sanctions, unless otherwise authorized by applicable Laws, or in any other manner that will result in a violation by any party to any Loan Document (including any Lender, Arranger, Administrative Agent or otherwise) of Sanctions. 7.13 Anti-Corruption Laws. Use the proceeds of any Loan for any purpose which would result in a material violation of the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other applicable anti-corruption legislation in other jurisdictions. 85 1006836498v2

ARTICLE VIII. EVENTS OF DEFAULT AND REMEDIES 8.01 Events of Default. Any of the following shall constitute an Event of Default: (a) Non-Payment. The Borrower fails to pay (i) when and as required to be paid herein any amount of principal of any Loan, or (ii) within two Business Days after the same becomes due, any interest on any Loan, any fee due hereunder, or any other amount payable hereunder or under any other Loan Document; or (b) Specific Covenants. (i) The Borrower fails to perform or observe any term, covenant or agreement contained in any of Section 6.01, 6.02(a), (b) or (d), 6.03, 6.05, 6.10, 6.11, 6.15 or Article VII; or (ii) Discovery (solely upon and after the consummation of the Combination Transactions) fails to observe any term covenant or agreement contained in Section 7.04; or (c) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 days after notice of such default from the Administrative Agent or any Lender or after any Responsible Officer of Discovery (solely upon and after the consummation of the Combination Transactions) or the Borrower obtains actual knowledge thereof; or (d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect in any material respect when made or deemed made; or (e) Cross-Default. (i) Discovery (solely upon and after the consummation of the Combination Transactions), the Borrower or any of the Borrower’s Subsidiaries (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) beyond any applicable grace period in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) equal to or greater than the Threshold Amount, or (B) fails to observe or perform (beyond any applicable grace period) any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; provided that this clause (B) shall not apply to any of the following: (x) Indebtedness that becomes due as a result of the voluntary sale or transfer of property or assets securing such Indebtedness, if such sale or transfer and the application of the proceeds thereof is permitted hereunder and under the documents providing for such Indebtedness; (y) the mandatory prepayment of any bridge financing made with the proceeds of permanent financing or the proceeds of asset sales or equity issuances; or (z) any event, so long as such event does not otherwise cause a Default or Event of Default under any Loan Documents, requiring the repurchase, repayment or redemption (automatically or otherwise) or an offer to repurchase, prepay or redeem any Indebtedness, or the delivery of any notice with respect thereto, solely as a result of the 86 1006836498v2

Borrower’s or any of its Subsidiaries’ failure to consummate a merger or other acquisition contemplated to be funded in whole or in part with the proceeds of such Indebtedness; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which Discovery (solely upon and after the consummation of the Combination Transactions), the Borrower or any of their respective Subsidiaries is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which Discovery (solely upon and after the consummation of the Combination Transactions), the Borrower or any of their respective Subsidiaries is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by Discovery (solely upon and after the consummation of the Combination Transactions), the Borrower or any of their respective Subsidiaries as a result thereof is equal to or greater than the Threshold Amount, and in the case of any Early Termination Date resulting from such a Termination Event, such Early Termination Date is not rescinded or such Swap Termination Value is not paid within 5 Business Days following such Early Termination Date; or (f) Insolvency Proceedings, Etc. Discovery (solely upon and after the consummation of the Combination Transactions), the Borrower or any of their respective Significant Subsidiaries institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator, judicial manager or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator, judicial manager or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or (g) Inability to Pay Debts; Attachment. (i) Discovery (solely upon and after the consummation of the Combination Transactions), the Borrower or any of their respective Significant Subsidiaries becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 30 days after its issue or levy; or (h) Judgments. There is entered against Discovery (solely upon and after the consummation of the Combination Transactions), the Borrower or any of their respective Significant Subsidiaries one or more final judgments or orders for the payment of money in an aggregate amount (as to all such judgments or orders) exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) and (i) enforcement proceedings to attach or levy upon any material assets of the Borrower or any of its Subsidiaries are commenced by any creditor upon such judgment or order, or (ii) there is a period of 20 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect, or such judgment is not satisfied, vacated or discharged; or (i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of Discovery (solely upon and after the consummation of the Combination Transactions) or the Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount, or (ii) Discovery (solely upon and after the consummation of the Combination Transactions) or any of its ERISA Affiliates or the Borrower or any of its ERISA Affiliates fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal 87 1006836498v2 liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or (j) Invalidity of Loan Documents. Any provision of any Loan Document that is material (in the determination of the Required Lenders), at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party or any other Person contests in any manner the validity or enforceability of any provision of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any provision of any Loan Document; or (k) Change of Control. There occurs any Change of Control. 8.02 Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, subject to Section 8.04, take any or all of the following actions: (a) declare the commitment of each Lender to make Loans to be terminated, whereupon such commitments and obligation shall be terminated; (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower to the maximum extent permitted by applicable law; (c) [reserved]; and (d) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents; provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable in each case without further act of the Administrative Agent or any Lender; and provided further, however, that the Required Tranche 1 Lenders and the Required Tranche 2 Lenders shall not have any power or authority under this Section 8.02 separate or apart from that of the Administrative Agent and the Required Lenders with respect to all Loans and other Obligations. 8.03 Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall, subject to the provisions of Section 2.17, be applied by the Administrative Agent in the following order: First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such; Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including fees, charges and disbursements of counsel to the respective Lenders (including fees and time charges for attorneys who 88 1006836498v2 may be employees of any Lender) and amounts payable under Article III), ratably among them in proportion to the respective amounts described in this clause Second payable to them; Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans and other Obligations, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them; Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, ratably among the Lenders in proportion to the respective amounts described in this clause Fourth held by them; and Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law. 8.04 Certain Funds Provisions. Notwithstanding anything to the contrary herein or in any Loan Document, during the Availability Period, and notwithstanding (i) that any representation or warranty made on the Effective Date or the Closing Date (excluding for the avoidance of doubt, the Specified Representations and/or Combination Transaction Representations made on the Closing Date) was incorrect, (ii) any failure by Discovery, the Borrower or any of their respective Subsidiaries to comply with the affirmative covenants, negative covenants, financial covenants or any other obligation under this Agreement, related notes (including the Notes), related fee letters or any other Loan Document, (iii) any provision to the contrary in this Agreement or in any Loan Document or otherwise or (iv) that any condition to the Effective Date may subsequently be determined not to have been satisfied, neither the Administrative Agent nor any Lender shall be entitled to (1) cancel any of its Commitments (except as set forth in Section 2.06(c)), (2) rescind, terminate or cancel this Agreement or any Loan Document or exercise any right or remedy or make or enforce any claim under this Agreement, related notes (including the Notes), related fee letters or any Loan Document or otherwise it may have to the extent to do so would prevent, limit or delay the making of its Loans hereunder, (3) refuse to participate in making its Loan hereunder or (4) exercise any right of set-off or counterclaim in respect of its Loan hereunder to the extent to do so would prevent, limit or delay the making of its Loan; provided in each case that the applicable conditions to the making of such loans precedent set forth in Section 4.02 have been satisfied or waived on or prior to the Closing Date; provided, further, that with respect to items (1) through (4) above, the foregoing shall not apply if an Event of Default pursuant to Section 8.01(f) or (g) with respect to the Borrower has occurred and is continuing under this Agreement. For the avoidance of doubt, immediately after the expiration of the Availability Period, all of the rights, remedies and entitlements of the Administrative Agent and the Lenders shall be available notwithstanding that such rights were not available prior to such time as a result of the foregoing. ARTICLE IX. ADMINISTRATIVE AGENT 9.01 Appointment and Authority. Each of the Lenders hereby irrevocably appoints JPMorgan Chase Bank, N.A. to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent and the Lenders, and no Loan Party shall have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market 89 1006836498v2 custom, and is intended to create or reflect only an administrative relationship between contracting parties. 9.02 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender,” “Lenders,” “Tranche 1 Lender,” “Tranche 1 Lenders,” “Tranche 2 Lender,” or “Tranche 2 Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with Discovery (solely upon and after the consummation of the Combination Transactions), the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders. 9.03 Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent: (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and (c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Loan Party or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given in writing to the Administrative Agent by a Loan Party or a Lender. The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder 90 1006836498v2 or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. 9.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. 9.05 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub agents appointed by the Administrative Agent. The Administrative Agent and any such sub agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub agent and to the Related Parties of the Administrative Agent and any such sub agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. 9.06 Resignation of Administrative Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor, which (i) shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States, (ii) shall be a Lender or an Affiliate of a Lender and (iii) shall have accepted such appointment. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that in no event shall any such successor Administrative Agent be a Defaulting Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to the Borrower and such Person remove such Person as Administrative Agent and, in consultation with the Borrower, appoint a successor. If no such successor shall have been so appointed 91 1006836498v2 by the Required Lenders and shall have accepted such appointment, within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (1) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (2) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than as provided in Section 3.01(h) and other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable) and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 11.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent. 9.07 Non-Reliance on Administrative Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. 9.08 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Arrangers, Co-Syndication Agents or Co-Documentation Agents listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent or a Lender hereunder. 9.09 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise: 92 1006836498v2

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.09 and 11.04) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, judicial manager, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 11.04. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding. 9.10 Collateral and Guaranty Matters. The Lenders irrevocably authorize the Administrative Agent to accept Liens granted to the Administrative Agent for the benefit of the Lender Parties pursuant to Section 7.01(m) or otherwise, and, at its option and in its discretion, (a) to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than unasserted indemnification, tax gross up, expense reimbursement or yield protection obligations, in each case, for which no claim has been made), (ii) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Loan Document, or (iii) subject to Section 11.01, if approved, authorized or ratified in writing by the Required Lenders; (b) to subordinate any Lien as may hereafter be granted on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01(k); and (c) to release any Subsidiary Guarantor (but not Discovery (solely upon and after the consummation of the Combination Transactions)) from its obligations under the Guaranty if: (i) the circumstances causing the Borrower to cause such Subsidiary to become a Subsidiary Guarantor pursuant to Section 6.16 no longer exist (or, substantially concurrently with the release of such Subsidiary Guarantor or if as a result of the release of such Subsidiary Guarantor, will no longer exist) (it being understood that a release subject to contingent reinstatement is still a release, and that if any such Guarantee is so reinstated, such Subsidiary Guarantee shall also be reinstated to the extent that such Subsidiary Guarantor would then be required to provide a Subsidiary Guarantee pursuant to Section 6.16); 93 1006836498v2

(ii) if such Subsidiary Guarantor ceases (or, substantially concurrently with the release of such Subsidiary Guarantor, will cease) to be a Subsidiary of the Borrower in accordance with the terms hereof; (iii) upon the merger or consolidation of such Subsidiary Guarantor with and into the Borrower or another Guarantor that is the surviving Person in such merger or consolidation, or upon the liquidation of such Subsidiary Guarantor following the transfer of all of its assets to the Borrower or another Guarantor; (iv) upon the merger or consolidation of such Subsidiary Guarantor with and into another Subsidiary of the Borrower or, solely upon and after the consummation of the Combination Transactions, Discovery that is not the Borrower or a Guarantor with such other Subsidiary being the surviving Person in such merger or consolidation, or upon liquidation of such Subsidiary Guarantor following the transfer of all of its assets to a Subsidiary that is not a Subsidiary Guarantor; or (v) upon payment in full of the aggregate principal amount of all Loans and guaranteed Obligations then due and owing. Upon any such occurrence specified in this Section 9.10(c), the Administrative Agent shall execute any documents reasonably requested by the Borrower in order to evidence such release, discharge and termination in respect of the applicable Guarantee. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property pursuant to this Section 9.10. 9.11 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate 94 1006836498v2 in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that none of the Administrative Agent or the Arrangers or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). 9.12 Acknowledgements of Lenders. (a) (i) Each Lender hereby agrees that (x) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender (whether or not known to such Lender), and demands the return of such Payment (or a portion thereof), such Lender shall promptly, but in no event later than two Business Days thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender under this Section 9.12(a) shall be conclusive, absent manifest error. (ii) Each Lender hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Administrative Agent of such occurrence and, upon 95 1006836498v2 demand from the Administrative Agent, it shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. (iii) The Borrower and each other Loan Party hereby agrees that (x) in the event an erroneous Payment (or portion thereof) are not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party, except, in each case, to the extent such erroneous Payment is, and solely with respect to the amount of such erroneous Payment that is, comprised of funds of the Borrower or such other Loan Party. (iv) Each party’s obligations under this Section 9.12(a) shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Loan Document. ARTICLE X. CONTINUING GUARANTY 10.01 Guaranty. Following the execution of a customary joinder document hereto, as the case may be, by (x) each of Discovery, DCL and Scripps that is required to become a guarantor hereunder as a result of Section 6.15 and (y) each other Material Subsidiary of Discovery that is required to become a guarantor hereunder as a result of Section 6.16 (each such entity (other than Discovery) that becomes a guarantor hereunder, a “Subsidiary Guarantor” and, together with Discovery that becomes a guarantor hereunder, the “Guarantors” and each a “Guarantor”), such Guarantor, subject to the terms of such joinder document executed by such Guarantor, hereby absolutely and unconditionally guarantees, as a guaranty of payment and performance and not merely as a guaranty of collection, prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of any and all of the Obligations, whether for principal, interest, premiums, fees, indemnities, damages, costs, expenses or otherwise, of the Borrower to the Lender Parties, arising hereunder or under any other Loan Document (including all renewals, extensions, amendments, refinancings and other modifications thereof and all costs, attorneys’ fees and expenses incurred by the Lender Parties in connection with the collection or enforcement thereof). Without limiting the generality of the foregoing, the Obligations shall to the maximum extent permitted by applicable law include any such indebtedness, obligations and liabilities, or portion thereof, which may be or hereafter become unenforceable or compromised or shall be an allowed or disallowed claim under any proceeding or case commenced by or against any Loan Party under any Debtor Relief Laws. The Administrative Agent’s books and records showing the amount of the Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon the applicable Guarantor, and conclusive for the purpose of establishing the amount of the Obligations absent manifest error. This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Obligations or any instrument or agreement evidencing any Obligations, or by the existence, validity, enforceability, perfection, non-perfection or extent of any collateral therefor, or by any fact or circumstance relating to the Obligations which might otherwise constitute a defense to the obligations of either Guarantor under this Guaranty (other than full payment and performance), and each Guarantor hereby irrevocably waives to the maximum extent 96 1006836498v2 permitted by applicable law any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing. 10.02 Rights of Lenders. Each Guarantor consents and agrees to the maximum extent permitted by applicable law that the Lender Parties may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (a) amend, extend, renew, compromise, discharge, accelerate or otherwise change the time for payment or the terms of the Obligations or any part thereof; (b) take, hold, exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any security for the payment of this Guaranty or any Obligations; (c) apply such security and direct the order or manner of sale thereof as the Administrative Agent and the Lenders in their sole discretion may determine; and (d) release or substitute one or more of any endorsers or other guarantors of any of the Obligations. Without limiting the generality of the foregoing, each Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of such Guarantor under this Guaranty or which, but for this provision, might operate as a discharge of such Guarantor. 10.03 Certain Waivers. Each Guarantor waives to the maximum extent permitted by applicable law (a) any defense arising by reason of any disability or other defense of the Borrower or any other guarantors, or the cessation from any cause whatsoever (including any act or omission of any Lender Party) of the liability of the Borrower; (b) any defense based on any claim that such Guarantor’s obligations exceed or are more burdensome than those of the Borrower; (c) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder; (d) any right to proceed against the Borrower, proceed against or exhaust any security for the Obligations, or pursue any other remedy in the power of any Lender Party whatsoever; (e) any benefit of and any right to participate in any security now or hereafter held by any Lender Party; (f) any defense arising from any law or regulation of any jurisdiction or any other event affecting any term of an obligation of such Guarantor; and (g) to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties (other than full payment and performance). Each Guarantor expressly waives to the maximum extent permitted by applicable law all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Obligations. As provided below, this Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York. 10.04 Obligations Independent; Limitation on Guarantees. (a) The obligations of each Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Obligations and the obligations of any other guarantor, and a separate action may be brought against either Guarantor or both of the Guarantors to enforce this Guaranty whether or not the Borrower or any other person or entity is joined as a party. (b) Notwithstanding any other provisions of this Agreement, the obligations of each Guarantor under its Guarantee shall be limited under the relevant laws applicable to such Guarantor and the granting of such Guarantees (including laws relating to corporate benefit, capital preservation, financial assistance, fraudulent conveyances and transfers, voidable preferences, or transactions under value) to the maximum amount payable such that such Guarantees shall not constitute a fraudulent conveyance, fraudulent transfer, voidable preference, a transaction under value or unlawful financial assistance or otherwise, or under similar laws affecting the rights of creditors generally, cause the Guarantor to be insolvent under relevant law or such Guarantee to be void, unenforceable or ultra 97 1006836498v2 vires or cause the directors and officers of such Guarantor to be held in breach of applicable corporate or commercial law providing for such Guarantee. The obligations of each Guarantor will be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor (including but not limited to any Guarantee by it of other indebtedness), and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to its contribution obligations under this Agreement, result in the obligations of such Guarantor under the Guarantee not constituting a fraudulent conveyance or fraudulent transfer under applicable law, or being void or unenforceable under any law relating to insolvency of debtors. 10.05 Subrogation. Each Guarantor shall not exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this Guaranty until all of the Obligations and any other amounts payable under this Guaranty have been indefeasibly paid and performed in full (other than unasserted indemnification, tax gross up, expense reimbursement or yield protection obligations, in each case, for which no claim has been made) and the Commitments are terminated. If any amounts are paid to either Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Lender Parties and shall forthwith be paid to the Lender Parties to reduce the amount of the Obligations, whether matured or unmatured. 10.06 Termination; Reinstatement. This Guaranty is a continuing and irrevocable guaranty of all Obligations now or hereafter existing and shall remain in full force and effect until all Obligations and any other amounts payable under this Guaranty are indefeasibly paid in full in cash (other than unasserted indemnification, tax gross up, expense reimbursement or yield protection obligations, in each case, for which no claim has been made) and the Commitments and Facilities are terminated. Notwithstanding the foregoing, this Guaranty shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of the Borrower or any Guarantor is made, or any of the Lender Parties exercises its right of setoff, in respect of the Obligations and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by any of the Lender Parties in their discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Laws or otherwise, all as if such payment had not been made or such setoff had not occurred and whether or not the Lender Parties are in possession of or have released this Guaranty and regardless of any prior revocation, rescission, termination or reduction. The obligations of each Guarantor under this paragraph shall survive termination of this Guaranty. 10.07 Subordination. Each Guarantor hereby subordinates the payment of all obligations and indebtedness of the Borrower owing to such Guarantor, whether now existing or hereafter arising, including but not limited to any obligation of the Borrower to such Guarantor as subrogee of the Lender Parties or resulting from such Guarantor’s performance under this Guaranty, to the indefeasible payment in full in cash of all Obligations. If the Lender Parties so request after the occurrence and during the continuance of an Event of Default, any such obligation or indebtedness of the Borrower to the applicable Guarantor shall be enforced and performance received by such Guarantor as trustee for the Lender Parties and the proceeds thereof shall be paid over to the Lender Parties on account of the Obligations, but without reducing or affecting in any manner the liability of such Guarantor under this Guaranty. 10.08 Stay of Acceleration. If acceleration of the time for payment of any of the Obligations is stayed, in connection with any case commenced by or against either Guarantor or the Borrower under any Debtor Relief Laws, or otherwise, all such amounts shall nonetheless be payable by such Guarantor immediately upon demand by the Lender Parties. 98 1006836498v2

10.09 Condition of the Borrower. Each Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from the Borrower and any other guarantor such information concerning the financial condition, business and operations of the Borrower and any such other guarantor as such Guarantor requires, and that none of the Lender Parties has any duty, and such Guarantor is not relying on the Lender Parties at any time, to disclose to such Guarantor any information relating to the business, operations or financial condition of the Borrower or any other guarantor (such Guarantor waiving any duty on the part of the Lender Parties to disclose such information and any defense relating to the failure to provide the same). ARTICLE XI. MISCELLANEOUS 11.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by any Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the applicable Loan Party and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall: (a) [reserved]; (b) extend or increase the Commitment of any Lender under any Tranche (or reinstate any Commitment under any Tranche terminated, subject to Section 8.04, pursuant to Section 8.02) without the written consent of such Lender; (c) postpone any date fixed by this Agreement or any other Loan Document for any payment or mandatory prepayment of principal, interest, fees or other amounts due to the Lenders (or any of them) or any scheduled or mandatory reduction of the Aggregate Commitments hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby; (d) reduce the principal of, or the rate of interest specified herein on, any Loan (subject to clause (iv) of the second proviso to this Section 11.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby; provided, however, that (i) only the consent of the Required Tranche 1 Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate, in respect of any payments to the Tranche 1 Lenders, and (ii) only the consent of the Required Tranche 2 Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate, in respect of any payments to the Tranche 2 Lenders; (e) change Section 8.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender; (f) [reserved]; (g) [reserved]; (h) [reserved]; (i) [reserved]; 99 1006836498v2

(j) (A) change any provision of this Section or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder without the written consent of each Lender, (B) change any provision of this Section or the definition of “Required Tranche 1 Lenders” or any other provision hereof specifying the number or percentage of Tranche 1 Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder without the written consent of each Tranche 1 Lender, or (C) change any provision of this Section or the definition of “Required Tranche 2 Lenders” or any other provision hereof specifying the number or percentage of Tranche 2 Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder without the written consent of each Tranche 2 Lender; (k) except as otherwise permitted or contemplated by this Agreement, otherwise change the provisions of any Loan Document in a manner that by its terms could reasonably be expected, in any material respect, to adversely affect payments due to Lenders holding Loans in a particular Tranche differently from the rights of Lenders holding Loans in the other Tranche without the prior written consent of the requisite Lenders in the adversely and differently affected Tranche (i.e., in the case of Tranche 1, the Required Tranche 1 Lenders, and in the case of Tranche 2, the Required Tranche 2 Lenders); (l) upon and after the date of joinder of Discovery as a Guarantor hereunder, release Discovery from the Guaranty without the written consent of each Lender; and, provided, further, that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender under any Tranche may not be increased or extended without the consent of such Defaulting Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender. 11.02 Notices; Effectiveness; Electronic Communication. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier or facsimile as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (i) if to the Borrower or any other Loan Party or the Administrative Agent, to the address, telecopier or facsimile number, electronic mail address or telephone number specified for such Person on Schedule 11.02; and (ii) if to any other Lender, to the address, telecopier or facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative 100 1006836498v2

Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to Discovery or the Borrower). Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by telecopier or facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b). (b) Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail, FpML messaging, and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient. (c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE LOAN PARTY MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE LOAN PARTY MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE LOAN PARTY MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Loan Party, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s, any Loan Party’s or the Administrative Agent’s transmission of Loan Party Materials or notices through the platform, any other electronic platform or electronic messaging service, or through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to any 101 1006836498v2

Loan Party, any Lender or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages). (d) Change of Address, Etc. Each of the Borrower, Discovery, any other Loan Party and the Administrative Agent may change its address, telecopier, facsimile or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier, facsimile or telephone number for notices and other communications hereunder by notice to the Borrower and the Administrative Agent. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier or facsimile number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Loan Party Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to any Loan Party or its securities for purposes of United States Federal or state securities laws. (e) Reliance by Administrative Agent and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic notices and Committed Loan Notices) purportedly given by or on behalf of a Loan Party even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. Each Loan Party shall indemnify the Administrative Agent, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of such Loan Party. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. 11.03 No Waiver; Cumulative Remedies; Enforcement. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 and subject to Section 8.04 for the benefit of all the Lenders; provided, however, that the foregoing shall not, subject to Section 8.04, prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) any Lender from exercising setoff rights in accordance with Section 11.08 (subject to the terms of Section 2.13 and Section 8.04), or (c) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan 102 1006836498v2

Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02, subject to Section 8.04 and (ii) in addition to the matters set forth in clauses (b)and (c) of the preceding proviso and subject to Section 2.13 and Section 8.04, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. 11.04 Expenses; Indemnity; Limitation of Liability; Damage Waiver. (a) Costs and Expenses. The Borrower shall pay (i) all reasonable, documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated) and (ii) all out-of-pocket expenses incurred by the Administrative Agent or any Lender (including the fees, charges and disbursements of any counsel for the Administrative Agent or any Lender, but limited to one firm of counsel for the Administrative Agent and the Lenders and, if necessary, one firm of local counsel in each appropriate jurisdiction, in each case for the Administrative Agent and the Lenders (and, in the case of an actual or perceived conflict of interest where the Person affected by such conflict informs the Borrower of such conflict and thereafter, retains its own counsel, of another firm of counsel for such affected Person)) in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans. (b) Indemnification by Loan Parties. Each Loan Party shall indemnify the Administrative Agent (and any sub-agent thereof) and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the reasonable fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any Person (including the Borrower or any other Loan Party) other than such Indemnitee and its Related Parties arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder, the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents (including in respect of any matters addressed in Section 3.01), (ii) any Loan or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by Discovery (solely upon and after the consummation of the Combination Transactions), the Borrower or any of their respective Subsidiaries, or any Environmental Liability related in any way to Discovery (solely upon and after the consummation of the Combination Transactions), the Borrower or any of their respective Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by Discovery, the Borrower, or any other Loan Party, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or any Related Party of such Indemnitee, (y) result from a claim brought by Discovery, the Borrower, or any other Loan Party against an Indemnitee or any Related Party of such 103 1006836498v2

Indemnitee for material breach of such Indemnitee’s or Related Party’s obligations hereunder or under any other Loan Document, if Discovery, the Borrower, or such other Loan Party, as the case may be, has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction, or (z) result from disputes solely between or among Indemnitees (other than any claims against any Indemnitee in its capacity as the Administrative Agent, an Arranger or any similar role under this Agreement or any other Loan Documents or any of their Subsidiaries or Affiliates (in each case, acting in its capacity as such)) and not arising out of or involving any act or omission of the Borrower or any of its Subsidiaries or Affiliates (including their officers, directors, employees or controlling Persons). Without limiting the provisions of Section 3.01(c), this Section 11.04(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, or liabilities arising from any non-Tax claim. (c) Reimbursement by Lenders. To the extent that the Borrower or Discovery for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof) or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent) or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the Total Credit Exposure at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender), such payment to be made severally among them based on such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought), provided further that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), in its capacity as such, or against any Related Party acting for the Administrative Agent (or any such sub-agent), in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.12(d). (d) Waiver of Consequential Damages, Etc. In addition to (and not as a part of) the indemnification obligations set forth in Section 11.04(b) (i) to the fullest extent permitted by applicable law, no Loan Party shall assert, and hereby waives, and acknowledges that no other Person shall have, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof and (ii) none of the Administrative Agent (and any sub-agent thereof), any Arranger, any Lender, or any Related Party of any of the foregoing Persons (each such Person being called a “Lender-Related Person”) shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Lender Related Person through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction. (e) Payments. All amounts due under this Section shall be payable not later than ten Business Days after demand therefor. (f) Survival. The agreements in this Section and the indemnity provisions of Section 11.02(e) shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations. 104 1006836498v2

11.05 Payments Set Aside. To the extent that any payment by or on behalf of any Loan Party is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate from time to time in effect. The obligations of the Lenders under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement. 11.06 Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (e) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment under any Tranche and the Loans at the time owing to it); provided that (in each case with respect to any Tranche) any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment (in each case with respect to any Tranche) or contemporaneous assignments to related Approved Funds (determined after giving effect to such Assignment) that equal at least the amount specified in subsection (b)(i)(B) of this Section in the aggregate and the Loans at the time owing to it under such Tranche or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of any Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such 105 1006836498v2 assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed). (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this clause (ii) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Tranches hereunder on a non-pro rata basis; (iii) Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition: (A) the consent of the Borrower shall be required; provided that, solely after the funding of the Loans on the Closing Date, (x) such consent shall not be unreasonably withheld or delayed and (y) no such consent shall be required if (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided, further, that, after the Closing Date, the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto in writing (including email) to the Administrative Agent within ten (10) Business Days after having received notice thereof; and (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. (v) No Assignment to Certain Persons. No such assignment shall be made (A) to Discovery, the Borrower or any of their respective Affiliates or Subsidiaries, or (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), or (C) to a natural Person (or to a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person). (vi) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including 106 1006836498v2 funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, and 10.04 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section. (c) Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower (and such agency being non-fiduciary and solely for tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person, or a Defaulting Lender, or Discovery, the Borrower or any of Discovery’s or the Borrower’s respective Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and 107 1006836498v2 obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 11.04(c) without regard to the existence of any participation. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 11.01 that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section (it being understood that the documentation required under Section 3.01(e) shall be delivered to the Lender who sells the participation) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Sections 3.06 and 11.13 as if it were an assignee under paragraph (b) of this Section and (B) shall not be entitled to receive any greater payment under Sections 3.01 or 3.04, with respect to any participation, than the Lender from whom it acquired the applicable participation would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 3.06 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.08 as though it were a Lender, provided that such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note(s), if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or any other central bank having jurisdiction over such Lender; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. 11.07 Treatment of Certain Information; Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and shall have agreed to keep such Information confidential), (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance 108 1006836498v2

Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder, (g) on a confidential basis to, upon the request of, (i) any rating agency in connection with rating the Borrower or its Subsidiaries or the credit facilities provided hereunder or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers or other market identifiers with respect to the credit facilities provided hereunder, (h) with the prior written consent of the Borrower, (i) on a confidential basis to any credit insurance provider relating to the Borrower and its obligations, or (j) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than Discovery, the Borrower or any of their Subsidiaries and that is not in breach of a confidentiality obligation to Discovery or to the Borrower or any of their Subsidiaries. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Arrangers and the Lenders in connection with the administration of this Agreement, the other Loan Documents, and the Commitments, but only to the extent consistent with information that has previously been publicly disclosed by Discovery. For purposes of this Section, “Information” means all information received from Discovery (solely upon and after the consummation of the Combination Transactions), the Borrower or any of their respective Subsidiaries relating to Discovery (solely upon and after the consummation of the Combination Transactions), the Borrower, any of their respective Subsidiaries or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by Discovery (solely upon and after the consummation of the Combination Transactions), the Borrower or any of their respective Subsidiaries (from a source other than Discovery (solely upon and after the consummation of the Combination Transactions), the Borrower or any of their respective Subsidiaries and that is not in breach of a confidentiality obligation to Discovery (solely upon and after the consummation of the Combination Transactions), the Borrower or any of their respective Subsidiaries), provided that, in the case of information received from Discovery (solely upon and after the consummation of the Combination Transactions), the Borrower or any of their respective Subsidiaries after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised reasonable care or the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Each of the Administrative Agent and the Lenders acknowledges that (a) the Information may include material non-public information concerning Discovery (solely upon and after the consummation of the Combination Transactions), the Borrower or any of their respective Subsidiaries, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States Federal and state securities Laws. If any Loan Party provides the Lender Parties with personal data of any individual as required by or pursuant to the Loan Documents, that Loan Party represents and warrants to the Lender Parties that it 109 1006836498v2 has, to the extent required by law, (a) notified the relevant individual of the purposes for which data will be collected, processed, used or disclosed, and (b) obtained such individual’s consent for, and hereby consents on behalf of such individual to, the collection, processing, use and disclosure of his/her personal data by the Lender Parties, in each case, in accordance with or for the purposes of the Loan Documents. Each Loan Party agrees and undertakes to notify the Administrative Agent promptly upon its becoming aware of the withdrawal by the relevant individual of his/her consent to the collection, processing, use and/or disclosure by any Lender Party of any personal data provided by that Loan Party to any Lender Party. Any consent given pursuant to this Agreement in relation to personal data shall, subject to all applicable laws and regulations, survive death, incapacity, bankruptcy or insolvency of any such individual and the termination or expiration of this Agreement. 11.08 Right of Setoff. Subject to Section 8.04, if an Event of Default shall have occurred and be continuing, each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of the Borrower or any other Loan Party against any and all of the obligations of the Borrower or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or its respective Affiliates, irrespective of whether or not such Lender or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower or such Loan Party may be contingent or unmatured or are owed to a branch, office or Affiliate of such Lender different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.17 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender and its respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or its respective Affiliates may have. Each Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. 11.09 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. 11.10 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents, and any separate letter agreements with respect to fees payable to the 110 1006836498v2

Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. 11.11 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Loan, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied (other than unasserted indemnification, tax gross up, expense reimbursement or yield protection obligations, in each case, for which no claim has been made). 11.12 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 11.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, then such provisions shall be deemed to be in effect only to the extent not so limited. 11.13 Replacement of Lenders. If the Borrower is entitled to replace a Lender pursuant to the provisions of Section 3.06, or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.06), all of its interests, rights (other than its existing rights to payments pursuant to Sections 3.01 and 3.04) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that: (a) the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 11.06(b); (b) such Lender shall have received payment of an amount equal to 100% of the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); 111 1006836498v2

(c) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; (d) such assignment does not conflict with applicable Laws; and (e) in the case of an assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver or consent by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Notwithstanding the foregoing, in connection with any replacement of a Lender under this Section 11.13, if a Lender that is being replaced pursuant to the provisions of Section 3.06, or is a Defaulting Lender or a Non-Consenting Lender, as applicable, that was provided notice as set forth in the previous paragraph does not execute and deliver to the Administrative Agent a duly completed Assignment and Assumption and/or any other documentation necessary to reflect such replacement by the later of (a) the date on which the replacement Lender executes and delivers such Assignment and Assumption and/or such other documentation and (b) the date as of which all obligations of the Borrower owing to such Lender that is being replaced pursuant to the provisions of Section 3.06, of that is a Defaulting Lender or a Non-Consenting Lender, as applicable, relating to the Loans so assigned shall be paid in full to such Lender, then such Lender that is being replaced pursuant to the provisions of Section 3.06, of is a Defaulting Lender or a Non-Consenting Lender, as applicable, shall be deemed to have executed and delivered such Assignment and Assumption and/or such other documentation as of such date, and the Administrative Agent shall record such assignment in the Register. 11.14 Governing Law; Jurisdiction; Etc. (a) GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK PROVIDED THAT, NOTWITHSTANDING THE FOREGOING, IT IS UNDERSTOOD AND AGREED THAT (I) THE INTERPRETATION OF THE DEFINITION OF RMT PARTNER MATERIAL ADVERSE EFFECT AND WHETHER OR NOT AN RMT PARTNER MATERIAL ADVERSE EFFECT HAS OCCURRED, (II) THE DETERMINATION OF THE ACCURACY OF ANY COMBINATION TRANSACTION REPRESENTATION AND WHETHER AS A RESULT OF ANY INACCURACY THEREOF, THE BORROWER (OR ITS APPLICABLE AFFILIATES) HAS THE RIGHT TO TERMINATE ITS OBLIGATION TO CONSUMMATE THE COMBINATION (OR OTHERWISE DOES NOT HAVE AN OBLIGATION TO CLOSE) UNDER THE BUSINESS COMBINATION AGREEMENT AS A RESULT OF A FAILURE OF SUCH REPRESENTATIONS IN THE BUSINESS COMBINATION AGREEMENT TO BE ACCURATE WITHOUT LIABILITY TO ANY OF THEM AND (III) THE DETERMINATION OF WHETHER (A) THE CONDITIONS TO THE DISTRIBUTION SET FORTH IN THE SEPARATION AND DISTRIBUTION AGREEMENT AND (B) THE CONDITIONS TO THE COMBINATION SET FORTH IN THE BUSINESS COMBINATION AGREEMENT, IN EACH CASE, OTHER THAN SUCH CONDITIONS THAT BY THEIR NATURE ARE TO BE SATISFIED UPON THE CLOSING OF SUCH TRANSACTION, HAVE BEEN SATISFIED OR WAIVED OR ARE 112 1006836498v2

EXPECTED TO BE SATISFIED AND WAIVED ON THE CLOSING DATE OR ONE BUSINESS DAY THEREAFTER, IN EACH CASE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW (AS DEFINED IN THE BUSINESS COMBINATION AGREEMENT AS IN EFFECT ON MAY 17, 2021) OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF (OR ANY OTHER JURISDICTION) TO THE EXTENT THAT SUCH PRINCIPLES WOULD DIRECT A MATTER TO ANOTHER JURISDICTION. (a) SUBMISSION TO JURISDICTION. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN ANY FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE BOROUGH OF MANHATTAN, OR, IF THAT COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, IN ANY STATE COURT LOCATED IN THE CITY AND COUNTY OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH FEDERAL COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH NEW YORK STATE COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTWITHSTANDING THE FOREGOING, EACH OF THE PARTIES AGREES THAT (I) IF ALL SUCH NEW YORK COURTS DECLINE JURISDICTION OVER ANY PERSON, OR DECLINE (OR IN THE CASE OF THE FEDERAL DISTRICT COURT, LACK) JURISDICTION OVER ANY SUBJECT MATTER OF SUCH ACTION OR PROCEEDING, A LEGAL ACTION OR PROCEEDING MAY BE BROUGHT WITH RESPECT THERETO IN ANOTHER COURT HAVING JURISDICTION AND (II) IN THE EVENT A LEGAL ACTION OR PROCEEDING IS BROUGHT AGAINST ANY PARTY HERETO OR INVOLVING ANY OF ITS ASSETS OR PROPERTY IN ANOTHER COURT (WITHOUT ANY COLLUSIVE ASSISTANCE BY SUCH PARTY OR ANY OF ITS SUBSIDIARIES OR AFFILIATES), NOTHING HEREIN SHALL PREVENT SUCH PARTY FROM ASSERTING A CLAIM OR DEFENSE (INCLUDING ANY CLAIM OR DEFENSE THAT THIS SECTION 11.14(B) WOULD OTHERWISE REQUIRE TO BE ASSERTED IN A LEGAL PROCEEDING IN A NEW YORK COURT) IN ANY SUCH ACTION OR PROCEEDING. (b) WAIVER OF VENUE. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. 113 1006836498v2

(c) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. 11.15 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. 11.16 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower and each other Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Lenders and the Arrangers, are arm’s-length commercial transactions between each Loan Parties and their respective Affiliates, on the one hand, and the Administrative Agent, the Lenders and the Arrangers, on the other hand, (B) each Loan Party has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) each Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A), the Administrative Agent, each Lender and each Arranger is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for any Loan Party or any of its respective Affiliates or any other Person and (B) neither the Administrative Agent nor any Lender nor the Arrangers have any obligation to any Loan Party or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, each Lender and the Arrangers and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Affiliates, and neither the Administrative Agent nor any Lender nor any Arranger has any obligation to disclose any of such interests to the Loan Parties or any of their respective Affiliates. To the fullest extent permitted by law, the Guarantors, the Borrower, and each other Loan Party, each hereby waives and releases any claims that it may have against the Administrative Agent, the Lenders and the Arrangers with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. Each Guarantor, the Borrower, and other Loan Party agree that it will not claim that the Administrative Agent, the Lenders or the Arrangers have rendered advisory services of any nature or respect or owe a fiduciary or similar duty to any Guarantor, the Borrower, or other Loan Party, in connection with such transactions or the process leading thereto. 11.17 Electronic Execution of Assignments and Certain Other Documents. Delivery of an executed counterpart of a signature page of (x) this Agreement, (y) any other Loan Document and/or (z) any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Agreement, any other Loan Document and/or the transactions 114 1006836498v2 contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, such other Loan Document or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrower or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic signature and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Borrower and each Loan Party hereby (A) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and the Loan Parties, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Loan Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (B) the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Agreement, any other Loan Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (C) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Loan Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (D) waives any claim against any Lender-Related Person for any Liabilities arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure of the Borrower and/or any Loan Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. 11.18 USA PATRIOT Act. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Loan Party that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify such Loan Party in accordance with the Act. Each Loan Party shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know 115 1006836498v2 your customer” and anti-money laundering rules and regulations, including the Act and the Beneficial Ownership Regulation. 11.19 [Reserved]. 11.20 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority. 11.21 ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES. 11.22 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer 116 1006836498v2 would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 11.22, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). [Signature pages follow.] 117 1006836498v2

Magallanes, Inc. Term Loan Credit Agreement 1006836498v2 MAGALLANES, INC. IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written. By: Name: Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent By: Name: Title: Magallanes, Inc. Term Loan Credit Agreement 1006836498v2

JPMORGAN CHASE BANK, N.A., as a Lender By: Name: Title: Magallanes, Inc. Term Loan Credit Agreement 1006836498v2

GOLDMAN SACHS BANK USA, as a Lender By: Name: Title: Magallanes, Inc. Term Loan Credit Agreement 1006836498v2

[ ], as a Lender By: Name: Title: Magallanes, Inc. Term Loan Credit Agreement 1006836498v2